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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03459

                            Penn Series Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                600 Dresher Road
                               Horsham, PA 19044
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    Clay Luby
                             Penn Series Funds, Inc.
                                600 Dresher Road
                                Horsham, PA 19044
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (215) 956-8208

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. PENN SERIES FUNDS, INC. ANNUAL REPORT AT DECEMBER 31, 2002.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

Bond funds in general had a good year in 2002 on an absolute performance basis. Treasury yields fell throughout much of the year as flight-to-quality trades persisted. Relative performance for bond sector in 2002 was heavily determined by quality rankings. U.S. Treasury securities far outperformed corporate bond securities of like maturity and duration. The Penn Series Quality Bond Fund returned 5.28% for the twelve months ended December 31, 2002. The Fund under-performed its benchmark, the Salomon Brothers B.I.G. Index, which returned 10.09% for the same time period.

We continued to make sector rotation and individual bond decisions that have enhanced the return of this fund for many years. Unfortunately, what hurt the Penn Series Quality Bond Fund in 2002 on a relative performance basis was that we under-estimated the rise in fear and risk premiums and based our sector weights on a favorable economic outlook (which was proved correct). We under-estimated the impact that the fall-out from the corporate scandals would have on investor risk tolerance. In addition, owning WorldCom bonds hurt, as we had to take a serious price hit on the security, which is simply impossible to make up in the shorter run.

Performance in the Quality Bond Fund began to make its comeback in the fourth quarter and has continued into the first month of 2003. We believe that risk premiums continue to remain too high. Also, we believe that corporate spreads can continue to improve throughout 2003 as the economy improves and corporate management focuses on using free cash flow to pay down debt.

We believe that the economy and corporate bond pricing are poised to do better in 2003 than in the past couple years. We are not expecting spreads to tighten to the levels of the late 1990's but further improvement from close-to-record-wide levels seen in September/October of 2002 are expected.

The Quality Bond Fund has positioned itself for tightening in corporate spreads in 2003. However, at year-end we ratcheted back our risk somewhat by upgrading the corporate bond portion of the portfolio. We continue to maintain an overweight position in corporate bonds relative to the benchmark index, however the risk level of the corporate bond position has been reduced.

In addition, we remain overweight in residential mortgage backed bonds relative to the Index expecting that the modestly rising interest rate environment we expect coupled with declining volatility will allow those securities to outperform in at least the early part of the year. We have a reduced position in U.S. Treasury securities. Our underweight in this sector reflects our belief that the improving economy and financial markets will take out the flight to quality bid that still prevails. Further, reduced expectations of deflation and the rising budget deficits will generate more supply in the treasury market.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES QUALITY BOND FUND AND SALOMON BROS. B.I.G. INDEX

[CHART]

           QUALITY    SALOMON BROS.
            BOND      B.I.G. INDEX
Dec-1992   $10,000      $10,000
Dec-1993   $11,166      $10,975
Dec-1994   $10,576      $10,655
Dec-1995   $12,706      $12,622
Dec-1996   $13,232      $13,078
Dec-1997   $14,295      $14,344
Dec-1998   $15,748      $15,586
Dec-1999   $15,748      $15,458
Dec-2000   $17,641      $17,256
Dec-2001   $19,213      $18,276
Dec-2002   $20,226      $20,616

Average Annual Returns

                               1 YEAR    5 YEARS   10 YEARS
Quality Bond Fund               5.28%     7.19%      7.30%
Salomon Bros. B.I.G. Index     10.09%     7.52%      7.53%

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

HIGH YIELD BOND FUND

During the twelve month period ended December 31, 2002, the Penn Series High Yield Bond Fund returned 3.41%. The Fund's return compared favorably with its benchmark, the Merrill Lynch High Yield Master Index, which returned -1.14% for the year.

We continued to hold our core positions in gaming, broadcasting, and energy. These sectors continued to perform well and generated solid cash flows. We like all three over the long term because of their intrinsic asset protection. Gaming is a bricks and mortar industry where a good facility and a great location are worth a lot of money. In the broadcasting sector, there is inherent value in radio and TV stations and the licenses associated with them. Our energy holdings are similarly asset plays; as many are exploration and production firms that have underlying value in oil and gas reserves. It's not surprising that over the longer term these have been the best performing industries in the high-yield market.

Although this more conservative investment profile hurt our relative returns during the fourth quarter - we tend to under-perform when lower-quality bonds take the lead - we remained in line with our benchmark for the year. Moreover, we believe that over time, the ability to avoid the deep losses in the poorest credits while collecting coupons will lead to superior long-term returns.

Four sectors inflicted most of the pain felt by high yield investors over the past twelve months. Utilities, airlines, cable television and technology companies faced major operating problems and industry specific challenges. Your portfolio had limited exposure in these problem areas, which helped relative performance for most of the year, but hurt in the fourth quarter, as these sectors outperformed the market as a whole.

We invested in several large and successful new issues in the high-yield market in 2002, which lends to our bullish outlook. We remain optimistic that we will see more successful IPO activity in 2003, and hope that the small- and mid-cap companies we favor will continue to perform well. However, our positive outlook for the high-yield market is predicated on a gradually improving economic picture and the hope that Iraq does not become a quagmire.

We will look for opportunities presenting higher current yield, as well as capital potential. We particularly favor B-rated bonds trading at 10-12% yields, putting our focus in the middle of the risk spectrum of the high yield market, but extremely attractive relative to the income potential of investment grade fixed income sectors. As we find these new credits, we will reduce the most over-valued names in the portfolio.

The portfolio is yielding approximately 9%, which is well below the benchmark's payout, because we continue to shun the lowest tiers of the high-yield market. However, we believe that over time, this strategy will produce superior long-term results.

The high yield bear market has been long and painful, but patient high yield investors are now reaching the point where their perseverance will be rewarded. The major sector meltdowns are largely behind us, the economy is improving slowly and high yield managers are showing new discipline after four tough years of under-performance. In recent months, the new issue calendar has produced some attractive large deals that have performed well. We expect to see more good transactions in 2003. Absent surprising negative developments on the global political or military fronts, the positive momentum growing in this asset class over the past six months should be sustained for the foreseeable future.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES HIGH YIELD BOND FUND, THE MERRILL LYNCH HIGH YIELD MASTER INDEX AND THE FIRST BOSTON HIGH YIELD BOND INDEX

          HIGH YIELD   FIRST BOSTON  ML - HIGH YIELD
            BOND          INDEX        MASTER INDEX
Dec-1992   $10,000       $10,000         $10,000
Dec-1993   $11,977       $11,891         $11,718
Dec-1994   $11,099       $11,774         $11,582
Dec-1995   $12,921       $13,824         $13,888
Dec-1996   $14,714       $15,541         $15,424
Dec-1997   $17,036       $17,504         $17,403
Dec-1998   $17,853       $19,384         $18,040
Dec-1999   $18,610       $20,020         $18,323
Dec-2000   $17,924       $18,781         $17,629
Dec-2001   $19,165       $19,866         $18,722
Dec-2002   $19,818       $20,482         $18,508

Average Annual Returns

                                          1 YEAR    5 YEARS   10 YEARS
High Yield Bond Fund                       3.41%     3.07%     7.08%
First Boston High Yield Bond Index         3.10%     3.19%     7.43%
Merrill Lynch High Yield Bond Index       -1.14%     1.24%     6.35%

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

GROWTH EQUITY FUND

For the year ended December 31, 2002 the Penn Series Growth Equity Fund returned -34.90%, about 700 basis points below the Russell 1000 Growth Index that declined 27.89%.

A reversal of fortunes in the Health Care sector in the fourth quarter saw a still de-emphasized pharmaceutical group rally strongly while managed care and hospital management stocks dropped appreciably. Similarly, stocks in other sectors that had performed relatively well until the fourth quarter tended to be overlooked producing significant under-performance relative to the benchmark.

The fourth quarter surge in the market was almost entirely a function of a bounce in the depressed Information Technology and Telecommunications sectors. These were under-represented in the Fund during the quarter, although Information Technology was selectively added to as the quarter progressed. Much of the rally in these sectors appeared to be based upon hope rather than improved operating conditions or earnings. A late December retreat in these shares echoed that sentiment.

The Penn Series Growth Equity Fund remains committed to owning shares of companies capable of generating consistent and sustainable earnings growth. Importantly, various comparative measures of valuation suggest that the Fund is paying less for comparable growth than is the case for its overall benchmark. We remain committed to a disciplined analysis and evaluation methodology of reported and forecast earnings trends for individual companies that enables us to establish and maintain a significant edge in identifying firms that can and do produce positive earnings surprises and subsequently report growth at rates that betters their historical trends.

Among the Fund's largest holdings as of December 31, 2002 were Microsoft, Affiliated Computer Services, Citigroup, L-3 Communications, Amgen, Pfizer Inc., Merck & Co., and UnitedHealth Group.

As we enter 2003 it has been suggested there are many old issues yet to be resolved. With the economy in what is being dubbed a "soft patch" and heightened geo-political tensions, the market enters the New Year lacking momentum. No Santa Claus rally emerged in December and, with most indicators suggesting that the economy is muddling through and not gaining any particular strength at this time, it is hard to get excited about the early days of 2003. Indeed, most investors appear to be positioning themselves to withstand more of the same in 2003 and seem more concerned about avoiding losers than in repositioning for any upside opportunities.

We find it tempting to follow suit, at least until we see clear signs of improvement in corporate earnings driven by sales gains and not just corporate cost cutting or restructuring, but that tack seems too pat. Rather, we are beginning to focus on what is likely to go right and the investment implications / ramifications of those circumstances. Below are a few items on which we are focusing.

One, while the domestic economy may be a bit soft just now, given monetary and fiscal stimulus, there is a strong likelihood that it will grow between 3% and 4% in 2003. Two, this improvement in the economy, paired with improved productivity has the potential to foster better-than-expected earnings growth, a reversal of the trend of the past several years. The more economically sensitive sectors, including Technology, would benefit most from this trend. Three, the potential elimination of the double taxation of dividends could have a myriad of positive influences on the equity markets including making the markets more transparent by eliminating the favored treatment of capital gains over dividends. Such a move would increase the likelihood that companies are run for the benefit of the shareholders and not management. Four, the U.S. consumer is not as precariously positioned, as many would suggest. While consumer debt as a percent of household income appears high, it is estimated that 70% of household debt is in well-collateralized home mortgages. And while consumers are worried about job security and the geopolitical landscape, consumer confidence is improving and there is nothing to suggest that consumer spending will abruptly halt. A fifth point not to be overlooked is that the Federal Reserve remains open to monetary accommodation and its global counterparts can be expected to behave similarly. Liquidity should not be the stock market's problem in 2003.

We're constructive on the market for 2003, but we expect the volatility we have seen in recent years to continue. Patience in stepping up to make selected investments will be critical and a willingness to take some money off the table may also be required.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES GROWTH EQUITY FUND AND RUSSELL 1000 GROWTH INDEX

[CHART]

               GROWTH       RUSSELL 1000
               EQUITY       GROWTH INDEX
Dec-1992      $10,000         $10,000
Dec-1993      $11,243         $12,900
Dec-1994      $10,327         $16,333
Dec-1995      $13,058         $22,407
Dec-1996      $15,644         $27,587
Dec-1997      $19,828         $35,999
Dec-1998      $28,090         $49,934
Dec-1999      $37,669         $66,492
Dec-2000      $27,837         $51,584
Dec-2001      $20,783         $41,051
Dec-2002      $13,529         $29,602

Average Annual Returns

                                1 YEAR    5 YEARS   10 YEARS
Growth Equity Fund             -34.90%    -7.36%      3.07%
Russell 1000 Growth Index      -27.89%    -3.84%      6.71%

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

LARGE CAP VALUE FUND

At the start of 2002, the U.S. equity markets experienced a fairly healthy recovery that had begun in the final months of 2001 and continued into the first quarter. However, in the second quarter, investor confidence crumbled in reaction to ongoing accounting irregularities at several large U.S.

companies, growing tensions in the Middle East, and lingering overvaluation from the last bull market, Stock prices fell significantly through the end of the third quarter. After a brief October-November rally fueled by compelling stock valuations, the promise of a strengthening U.S. economy had faded, and consumers, worried about job loss and the possibility of war with Iraq, lost confidence in December. Nevertheless, the October-November advance was sufficiently robust to keep the U.S. equity market in positive territory for the final quarter of the year, helping to reverse some of the steep losses for the year as a whole.

The Penn Series Large Cap Value Fund returned -14.96% for the year ending December 31, 2002, outpacing the Russell 1000 Value Index return of -15.52%. The portfolio's performance was helped by our stock selection in technology, transportation, and consumer cyclicals. In addition, our underweight in communications services, the second worst performing sector, proved beneficial. Our stock selection was relatively unfavorable in financials, conglomerates, and health care.

Our top contributors to performance were in technology, especially attractively valued software companies BMC Software and Peoplesoft. Not holding poorly performing communications equipment and fiber optics stocks (Lucent Technologies and JDS Uniphase) helped relative results. In the transportation sector, we avoided airlines and focused on railroads, where Union Pacific was our top performer. In consumer cyclicals, retailers Limited Brands and J.C. Penney were strong performers, particularly in the first half of the year. In financials, weaker performers included Ace Limited, whose shares retreated following very strong performance. Investment banking/brokerage holdings such as Merrill Lynch also hurt performance in the equity market's fall. In conglomerates, our over-weighting Tyco International had a negative impact. In health care, health insurer Cigna was a strong performer for most of the year, until its shares unexpectedly dropped in the last quarter on lower forecasts due to higher-than-expected costs.

Barring armed conflict in Iraq, we anticipate 2003 to be a year of modest recovery in the economy and corporate profits. In the event of war, we expect consumer behavior to turn even more cautious, undermining the strength of the recovery. The portfolio's largest exposure is in the financial sector, which has shown good profit performance, with moderate revenue growth expected for selected industries. The portfolio is overweight in capital goods, and even with the benchmark in energy. The portfolio is underweight in basic materials, but it is overweight in paper and forest products stocks, which we believe will rebound with improved economic conditions in 2003.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
PUTNAM INVESTMENT MANAGEMENT, LLC
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES LARGE CAP VALUE FUND AND RUSSELL 1000 VALUE INDEX

[CHART]

              LARGE CAP      RUSSELL 1000
               VALUE         VALUE INDEX
Dec-1992      $10,000         $10,000
Dec-1993      $10,708         $11,812
Dec-1994      $11,022         $11,577
Dec-1995      $15,153         $16,017
Dec-1996      $18,970         $19,483
Dec-1997      $23,708         $26,337
Dec-1998      $25,981         $30,453
Dec-1999      $25,772         $32,691
Dec-2000      $29,030         $34,983
Dec-2001      $28,333         $33,028
Dec-2002      $24,095         $27,902

Average Annual Returns

                                1 YEAR  5 YEARS   10 YEARS
Large Cap Value Fund           -14.96%    0.32%      9.19%
Russell 1000 Value Index       -15.52%    1.16%     10.81%

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund's return of 0.87% for the year ending December 31, 2002, compared very favorably with the -22.10% performance of the S&P 500 Index and trailed the 10.95% return of the Merrill Lynch
Corporate/Government Bond Index.

Amid a severe bear market, out-performance reflected the Fund's conservative asset allocation of approximately 60% equities, almost 25% convertible securities, and the balance in bonds and reserves. Relative performance was also aided by the significant gain of Newmont Mining, one of our top holdings that rose along with the entire gold sector. Strong performances by some of our large consumer sector holdings also buoyed results. We maintained a conservative asset allocation, as noted, using government bonds to provide income and prevent our reserve position from becoming too large. Cash inflows were sizable. Our largest sector exposure was industrials/business services/materials, followed by consumer and then energy/utilities and financial services.

During the year we looked for relatively low-risk ways to gain additional exposure to the beaten-down technology and telecommunications sectors, especially communications equipment companies. Ultimately we purchased some convertible bonds, including those of Corning and Lucent Technologies. The Corning position was a top performer, while the Lucent holding was a major detractor despite its high yield and a late-year surge in value.

Within the financial sector, we concentrated our exposure in the insurance industry, which is benefiting from a favorable pricing cycle. During the year we added to many of our insurance holdings, including SAFECO, now one of our largest positions. We also increased our holdings in large-cap pharmaceuticals by adding to Merck and establishing a position in Schering-Plough. Both were disappointing for the year, but we feel they represent good long-term value.

Consumer stocks were generally solid contributors during the year, especially Hilton, a top holding, Fortune Brands, and Mandalay Resort Group. Media stocks also came to life as the advertising environment improved, benefiting long-time holding Washington Post and Meredith Corp. We took some profits in Fortune Brands and Washington Post in the second half.

Utilities, to which we have significant exposure, struggled during the year. Our worst contributor was El Paso Energy Corp., which was hit by fallout from the Enron debacle.

We believe we have seen the lows in the overall U.S. stock market. A gradual improvement in the economy, which we anticipate, should result in a moderate recovery in stock prices in 2003. Our investment approach does not depend on market forecasts, although we may tilt the Fund's asset allocations toward or away from equity exposure. Our aim is to provide attractive returns over time but also as smooth a ride as possible, by paying close attention to risk and purchasing under-valued situations.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES FLEXIBLY MANAGED FUND AND S&P 500 INDEX

[CHART]

              FLEXIBLY     S&P 500
               MANAGED      INDEX
Dec-1992       $10,000     $10,000
Dec-1993       $11,579     $11,007
Dec-1994       $12,059     $11,199
Dec-1995       $14,745     $15,402
Dec-1996       $17,160     $18,939
Dec-1997       $19,845     $25,257
Dec-1998       $21,054     $32,475
Dec-1999       $22,565     $39,308
Dec-2000       $27,579     $35,727
Dec-2001       $30,416     $31,483
Dec-2002       $30,696     $24,525

Average Annual Returns

                              1 YEAR    5 YEARS   10 YEARS
Flexibly Managed Fund          0.87%      9.11%     11.87%
S&P 500 Index                -22.10%     -0.59%      9.33%

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

INTERNATIONAL EQUITY FUND

For the year ended December 31, 2002, the Penn Series International Equity Fund was down 9.94% while its benchmark, the MSCI Europe, Australia, Far East (EAFE) Index, was down 15.66%. Thus, on a relative basis we had one of the best years in the past decade. That landed us in the top 10 percent of all International Funds for the year. That is a small consolation to us however, as we were still down for the year, and flat since early February 2002.

Essentially, what contributed to the relative out-performance for the Fund in 2002 was the large overweight in Consumer Staples. It is important to reiterate though that this over-weight was not a macroeconomic decision, it was purely the byproduct of that sector containing a disproportionate number of the under-valued businesses that we seek to own. In conjunction, our out-performance was also a byproduct of the low quality companies that we refused to own. This is a perfect example of an old adage that we frequently reiterate here at Vontobel, which is, "It's not what you don't own that will kill you, it's what you own." This mantra points namely to most of those stocks in the Informational Technology Sector where we do not own any companies because we find it nearly impossible to decipher their competitive advantages as well as gauge the sustainability of their franchises. The IT sector alone comprised roughly an 8% average weighting in the EAFE Index, and it was down nearly 40% for the year. An almost equally difficult sector that we have combed to find names to invest in has been the Telecommunications Sector, which is also a roughly 8% average weighting in the Index and was down nearly 24% for the year. In Telecommunication Services we also maintained a severe under-weight once again not because of a macroeconomic view, but rather because we just couldn't get a good enough handle on those businesses in order to be comfortable enough to invest in them.

On a regional basis we are still having difficulty finding names in continental Europe. The missing element is as much stock valuation as it is the quality hurdle that we are always as equally concerned with. Amongst the numerous companies that we have looked at over the last 3-6 months are Essilor, Fortis, Geest, Danone, and Ekornes. All of them have the "track record" of good historical performance but we really question the sustainability thereof. In addition, the growth rates that the stocks are discounting in today's market quotations are simply dubious to us. Other names like Henkel, Wella, and Beirsdorf in Germany; Hermes and Air Liquide in France; meet our quality hurdle however they are at this time a little too pricey for our taste. The net result is that we are struggling to find buyable businesses in Germany and we own just one position respectively in France and in Italy. To reiterate, this is not a reflection of any top-down concerns or anything like that. We remain agnostic of the macro-economic concerns in Germany or France, it is simply a quality issue that we struggle with. Spain, Switzerland, and the Netherlands constitute the bulk of our European exposure outside of the UK and Ireland.

All the chronicled problems in Europe do not perturb us for one minute. We continue to find great value in a slew of names, which ultimately afford us a nice sized investable universe to pick from. What is fascinating however is that the high quality names we own are selling at both extremely low absolute and relative multiples.

We generally continue to remain rather optimistic about our positions in Asia, outside of Japan. Our largest single country exposure in this group remains in South Korea, which despite recent saber rattling by North Korea, should continue to do well. Businesses there are essentially being "given away". The four names we own trade at under 6 times this years expected earnings and under 8 times trailing earnings. All have sustained double-digit EPS growth for the last decade on a compounded basis.

Japan remains a problem child. We own stakes in four businesses and we are looking at two new names. It remains to be seen whether we will be able to get to those. Overall, we are pessimistic on the prospects in the land of the rising sun. Our portfolio exposure is significantly under-weight relative to the EAFE Index, which still maintains a +20 percent weighting in the country.

High Return On Equity (ROE) with low or no leverage is what we seek. The problem is there are not many businesses which can maintain high ROEs as they grow larger and even fewer companies that are selling at prices that are enticing.

As for 2003, we believe that the earnings picture will be reasonable and as an added bonus the yield on the portfolio remains abnormally high at around 3 percent. Payout ratios have continued to trend upward and the resulting high yields are simply a function of the free cash generative capacity of the businesses we own. For them, free cash generation remains robust while reinvestment opportunities are limited.

We believe, barring a significant economic contraction or disruption, the portfolio will grow earnings at 6-8 percent. That seems low from a historic standard but growth is very dependable and in a low inflationary environment, significantly higher than what the EAFE can deliver.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VONTOBEL ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES INTERNATIONAL EQUITY FUND AND MCSI EUROPE AUSTRALIA FAR EAST (EAFE) INDEX

[CHART]

            INTERNATIONAL       MSCI EAFE
                EQUITY           INDEX
Dec-1992        $10,000         $10,000
Dec-1993        $13,813         $13,260
Dec-1994        $12,941         $14,290
Dec-1995        $14,727         $15,891
Dec-1996        $17,211         $16,851
Dec-1997        $19,002         $17,151
Dec-1998        $22,584         $20,581
Dec-1999        $32,906         $26,129
Dec-2000        $26,764         $22,482
Dec-2001        $19,237         $17,713
Dec-2002        $17,324         $14,939

Average Annual Returns

                               1 YEAR    5 YEARS   10 YEARS
International Equity Fund      -9.94%     -1.83%     5.65%
MSCI EAFE Index               -15.66%     -2.61%     4.30%

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

SMALL CAP VALUE FUND

For the full year ended December 31, 2002, the Penn Series Small Cap Value Fund returned -16.76%, about 500 basis points below its benchmark, the Russell 2000 Value Index, which declined 11.43%. However, the Fund's return significantly outperformed the broader market represented by the S&P 500 Index, which declined 22.10% for the year. This marked the third consecutive year that the Penn Series Small Cap Value Fund has out-performed the S&P 500 Index.

Within small-cap, the Russell 2000 Value Index vs. Russell 2000 Growth Index, Value out-performed Growth in three out of four quarters and for the full year, -11.43% vs. -30.26% respectively. Value also held a considerable edge versus Growth from the 3/9/00 small-cap peak through 12/31/02, +18.6% versus -62.4% respectively.

In contrast to the anemic third quarter, during the fourth quarter there were strong performances across many sectors, especially within Technology, Industrial Products and Industrial Services - three of the Fund's top four sectors. Within Technology, components and systems, and semiconductors and equipment were the best performing industries. Industrial components and machinery were the leading contributors to performance within Industrial Products, and commercial services and advertising/publishing had the largest positive impact within the Industrial Services sector.

We believe that the worst is behind us for equities -- in the slow growth economy, cleaner, leaner and meaner small-caps will have an edge and value will continue to do just fine in what we expect will be a volatile environment.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
ROYCE & ASSOCIATES, LLC
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES SMALL CAP VALUE FUND AND RUSSELL 2000 VALUE INDEX

[CHART]

             SMALL CAP   RUSSELL 2000
               VALUE     VALUE INDEX
Mar-1995      $10,000      $10,000
Dec-1995      $11,276      $12,185
Dec-1996      $13,504      $14,789
Dec-1997      $16,613      $19,489
Dec-1998      $15,091      $18,232
Dec-1999      $14,891      $17,960
Dec-2000      $16,935      $22,060
Dec-2001      $19,771      $25,156
Dec-2002      $16,456      $22,280

Average Annual Returns

                               1 YEAR   5 YEARS   SINCE INC*
Small Cap Value Fund           -16.76%   -0.19%      6.56%
Russell 2000 Value Index       -11.43%    2.71%     10.77%

* Inception Date March 1, 1995.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

EMERGING GROWTH FUND

The Penn Series Emerging Growth Fund recorded a loss of 42.08% for the twelve months ended December 31, 2002, under-performing the Russell 2000 Growth Index's 30.26% drop.

The Fund's significant under-performance for the year can be largely traced to its emphasis on emerging growth companies. These faster growth companies fell more sharply than many less growth-oriented companies that compose the broad benchmark. As investors shortened their horizons throughout 2001-2002, the price-to-earnings (P/E) multiples of our universe shrunk markedly, from north of 40 times earnings in 2000 to 23 times earnings in midyear 2002. The S&P 500 P/E stood at 20 times in mid 2002, near parity with emerging growth stocks. This contraction in emerging growth multiples came as the economy showed signs of firming, and many emerging growth companies produced superior fundamental results.

The decoupling of specific company fundamentals and their stock price most frustrated us for the first three quarters of the year. Fortunately, investors came to their senses in October and started to focus on the opportunities in quality emerging growth companies.

For most of the year, small cap growth investors flocked to no growth or low growth companies. Some data shows how companies with historically low earnings growth rates performed meaningfully better than stocks with strong historical growth rates. Our emphasis on faster growing companies proved to be a significant handicap in 2002 as investors bid up prices of what we see as lesser quality companies.

Against this pessimistic backdrop, why do we have confidence in the asset class? We believe that the overall U.S. stock market is relatively inexpensive when compared with fixed-income alternatives such as money market accounts and Treasuries. As mentioned in a January 2003 BARRON'S article, investors can get a relatively superior 2.2% yield on the Dow Jones 30 stocks vs. a paltry 1.1% yield on money market accounts. If large-cap stocks are attractive against bonds, our stocks are even more so. When the overall stock market does poorly, our smaller-cap stocks fare much worse. When stock market valuations compress, small growth stock valuations fall further.

The earning yield on the Fund (which is the inverse of the P/E ratio) now exactly matches the 10-year Treasury note at 4.0%. In simpler terms, if we buy a stock today, we will receive at least the same amount of net income from the stock as we would receive from a long-term government bond. Historically, we are somewhat used to receiving far less earnings yields from growth stocks. In the 1990s we received an average of about 6.9% from the long Treasury note, whereas earnings yields from small-cap growth stocks ranged between 3% and 4%. During the 1990s investors accepted a lower earnings yield from growth firms because they implicitly believed that the compound growth rate of earnings would push their effective yields much higher. Back then investors had more confidence in small firms' ability to grow earnings per share (EPS) at much faster rates. What we are seeing now is a loss of investor confidence in the future.

We are optimistic that the risk/return equation for small growth stocks may have finally turned more favorable in the fall of 2002. We see easier growth comparisons for all sectors within technology as well as ample new emerging growth sub-sectors to investigate and invest in outside of technology. Investment psychology is considerably bearish, but relative valuations, long-term revenue, and EPS growth rates are very attractive.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
RS INVESTMENT MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES EMERGING GROWTH FUND AND RUSSELL 2000 GROWTH INDEX

[CHART]

              EMERGING     RUSSELL 2000
               GROWTH      GROWTH INDEX
May-1997      $10,000         $10,000
Dec-1997      $13,922         $12,766
Dec-1998      $18,892         $12,923
Dec-1999      $53,848         $18,492
Dec-2000      $38,481         $14,344
Dec-2001      $32,386         $13,020
Dec-2002      $18,758         $ 9,080

Average Annual Returns

                                1 YEAR    5 YEARS  SINCE INC*
Emerging Growth Fund           -42.08%     6.14%      11.73%
Russell 2000 Growth Index      -30.26%    -6.59%      -1.69%

* Inception Date May 1, 1997.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

LIMITED MATURITY BOND FUND

Performance for the Penn Series Limited Maturity Bond Fund was strong on an absolute basis but lagged its benchmark for the year ended December 31, 2002. The Fund returned 6.25% for the full year compared to the 7.76% return for its benchmark, the Salomon Bros. 1-5 year Treasury/Agency Index. The Fund has out-performed its peer group, the Morningstar Short-Term Bond category that returned 5.20% for the year. The Fund is ranked 87th out of the 248 funds in the Morningstar average for 2002.

The under-performance of the Fund versus the Index was due to the Fund being positioned short of the Index on duration. As the flight to quality bid for treasuries mounted so too did the size and the pace of fear escalate. This meant that our defensive duration position was untenable and we under-performed as a consequence.

The Fund is currently over-weight in corporate bonds when compared to the Index (8.0% overweight market value). The Fund owns "AAA" and "AA" rated ABS (Asset Backed Securities) (credit cards, rate reduction bonds, and manufactured housing) and "AAA" CMBS (Commercial Mortgage Backed Securities). In place of agency securities the Fund owns agency mortgage backed securities. We believe that mortgage backed securities provide better relative value when compared to agency securities. If Treasury yields stop falling or just stabilize mortgage backed securities should out-perform straight agency debentures. During the fourth quarter we increased the funds holdings in mortgage backed securities, asset backed and CMBS.

Going into 2003 we believe that being equal in weight to the Fund's benchmark in duration is the correct position for the Fund due to the cost of being short in duration as a result of the steep yield curve. We will look to shorten the duration of the Fund versus its benchmark before the Federal Reserve tightens monetary policy. We currently do not expect the Fed to raise interest rates until the second half of 2003 at the earliest. The Funds duration on 12/31/02 was 2.20 years compared to the index duration of 2.24 years. We expect the over-weight of non-Treasury securities to generate excess performance during the first quarter of 2003, due to the excess yield on these types of securities.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES LIMITED MATURITY BOND FUND AND SB TREASURY/AGENCY 1-5 YRS. INDEX

[CHART]

              LIMITED       SALOMON BROS.
              MATURITY   TREASURY 1-5 INDEX
May-2000      $10,000         $10,000
Dec-2000      $10,718         $10,756
Dec-2001      $11,429         $11,680
Dec-2002      $12,144         $12,586

Average Annual Returns

                                         1 YEAR    SINCE INC*
Limited Maturity Bond                     6.25%      7.54%
Salomon Bros. Treasury/Agency 1-5 Years   7.76%      9.00%

* Inception Date May 1, 2000.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

CORE EQUITY FUND

The Core Equity Fund declined 23.86% for the twelve months ended December 31, 2002, lagging the S&P 500 Index, which fell 22.10%. The Fund's under-performance for the full year was entirely attributable to its under-performance during the fourth quarter - for the nine months ending September 30, 2002 the Fund was comfortably ahead of the S&P 500 Index. The Fund's out-performance through September 30, 2002 largely can be ascribed to its conservative investment posture, under-weighting telecommunications and technology stocks, while over-weighting defensive stocks such as those in the Healthcare sector. The Fund's focus on high-quality companies with earnings visibility and sound financial structures, a plus earlier in the year, further penalized it during the fourth quarter as the Fund failed to benefit from the substantial rise in speculative, low quality issues that marked the quarter.

Reflecting its "core equity" style, the Fund ended the year with a continued focus on companies providing attractive earnings and revenue growth, strong profitability characteristics, and reasonable valuations. The "typical" company in the Fund's portfolio, in fact, boasted a better growth rate and higher profitability, with a lower valuation (measured by price/earnings ratio), than the "typical" company in the S&P 500 Index. Key fund holdings at year-end included Citigroup, General Electric, Microsoft and Pfizer.

As we enter 2003, the Fund plans to remain diversified by sector until uncertainties surrounding the economy, corporate earnings, terrorism and Iraq subside. We continue to believe that the Healthcare sector provides shelter and earnings visibility in this volatile market. Technology and telecommunications earnings appear to be bottoming but the outlook still remains unpredictable. Questions are arising about the sustainability of growth in consumer spending, as higher unemployment and debt take their toll. Given this backdrop, the Fund will remain conservatively postured. Over time, its focus on high quality companies with proven managements and established track records of growth at reasonable valuations should reward the patient investor.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES CORE EQUITY FUND AND S&P 500 INDEX

[CHART]

           CORE EQUITY  S&P 500 INDEX
May-2000     $10,000       $10,000
Dec-2000     $ 9,080       $ 9,161
Dec-2001     $ 7,389       $ 8,073
Dec-2002     $ 5,626       $ 6,289

Average Annual Returns

                     1 YEAR    SINCE INC*
Core Equity Fund     -23.86%      -19.10%
S&P 500 Index        -22.10%      -15.91%

* Inception Date May 1, 2000.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

INDEX 500 FUND

It was another dismal year for equities in 2002 with the Penn Series Index 500 Fund posting a loss of 22.28% for the year ended December 31, 2002. The Fund's benchmark, the S&P 500 Index posted a negative return of 22.10% during the same time period. Gold and Real Estate Investment Trusts were the only sectors to provide positive returns for the year. There were many factors that kept investors on the sidelines.

Among the many issues facing investors last year was the lack of confidence in the accounting arena. The financial statements that investors relied on for fundamental company analysis were called into question. Accounting firm Arthur Andersen was effectively liquidated, scrutinized for previous audits of bankrupt Enron Corporation. Enron, listed as the fifth largest company according to the 2002 Fortune 500 list, filed for bankruptcy protection on December 2, 2001 under a cloud of questionable accounting entries and a web of deceptive special purpose entities. This led investors to express doubt in the entire public accounting industry and flock to money market funds. On the heels of the Enron scandal were bankruptcies, which rose in number and size. Most notable were the filings of the telecommunications company WorldCom, the largest in U.S. history, and the cable company Adelphia Communications. Scandalous in their own rite, these bankruptcies led investors to also question the objectivity of Wall Street research, which further hindered investor confidence in the investment system.

From an economic standpoint, there were many reasons for investors to stay out of the equity market in 2002. After the Federal Reserve interest rate cuts in 2001, the economy failed to show signs of recovery. Fiscal stimulus and tax packages struggled to pass through Congress and conflict in the Middle East placed even more pressure on the stock market. Rising energy prices added to the difficulty of major industries such as airlines, which were already hurt by decreased business travel and fear of flying by Americans after September 11, 2001. Consequently, one of the world's largest airlines, United Airlines, filed for bankruptcy protection.

Throughout the year, corporations continued to cut workers in order to trim expenses. The unemployment rate rose to 6% with over 8 million Americans listed as unemployed. These layoffs led consumers to tighten their budgets in order to weather the prolonged recession. Previously, it was the consumer that prevented the recession from becoming too severe by purchasing automobiles, appliances, and other large ticket items. They took advantage of low financing rates to purchase goods using credit rather than cash. In doing so personal debt rose to problematic levels, and consequently personal delinquencies and bankruptcies started to rise also. Americans' inability to spend further due to layoffs and high debt loads will make the recovery more difficult. Unfortunately these headlines all negatively affect consumer confidence, giving investors another reason to avoid equities.

The Federal Reserve Open Market Committee met in early November and, in a surprise move, decided to cut interest rates 50 basis points in an effort to jump-start the economy. Third quarter company earnings were being released and they showed perceived improvement, giving faith that corporate cost cutting was taking hold and the recovery was in progress. This combination sparked a Thanksgiving rally led by the battered technology stocks. The Standard and Poor's 500 index returned over 5% in November alone, and finished the quarter up over 8%. Corporations were still not expanding but they were persevering, giving investors hope that the recession was coming to an end. All in all, it was a disappointing year for equity investors, but there were signs of brightness. The question remains as to whether investor confidence will return, the economy will recover, and equities will continue their year-end rally of 2002.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES INDEX 500 FUND AND S&P 500 INDEX

[CHART]

             INDEX 500     S&P 500 INDEX
May-2000      $10,000         $10,000
Dec-2000      $ 9,060         $ 9,161
Dec-2001      $ 7,974         $ 8,073
Dec-2002      $ 6,198         $ 6,289

Average Annual Returns

                     1 YEAR      SINCE INC*
Index 500 Fund       -22.28%      -16.09%
S&P 500 Index        -22.10%      -15.91%

* Inception date May 1, 2002.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

MID CAP GROWTH FUND

For the twelve months ended December 31, 2002, the stock market suffered from persistent weakness. A promising rally during the fourth quarter of 2001 was followed by even greater declines during 2002. During this time period, the Penn Series Mid Cap Growth Fund recorded a -32.59% loss, under-performing the Russell Mid Cap Growth Index's 27.41% drop.

Several factors have caused investor sentiment to remain extremely negative for much of the last 12 months. In fact, during the third quarter of 2002, broad weakness in stocks drove the Dow to its worst quarterly performance since 1987. Among the issues testing investor confidence were disclosures of accounting improprieties and outright corporate fraud, continued doubts about the objectivity of Wall Street analysts, uncertainty surrounding terrorism threats, conflict in the Middle East and possible war in Iraq. In addition, the market was under considerable pressure due to concerns about corporate profits and the economy. While widespread investor uncertainty concerning the economic outlook and corporate profits had a negative impact on stock investing in general, growth oriented companies suffered the most.

Holdings in the healthcare sector contributed positively to performance for the year. Specific areas of strength included hospital management, medical specialties and medical distribution companies. While consumer discretionary holdings detracted from overall Fund performance, bright spots in that sector included select holdings in the casinos and gaming, internet and specialty retailing industries, including MGM Mirage, Amazon.com, Apollo Group, Hotels.com, and Chico's.

The Fund's holdings in the technology sector detracted the most from performance. Particularly hard hit were holdings in the semiconductor and computer communications industries, including semiconductor stocks Broadcom, GlobespanVirata and PMC Sierra, and computer communications companies Emulex Corp., and Extreme Networks. Both industries suffered significant losses for the year. We were heavily weighted in the semiconductor and related industries because companies in those industries typically perform well in advance of improvements in the economy, often due to early increases in demand as overall economic activity stabilizes and improves. However, the demand environment did not improve as quickly as we had hoped and the sluggish economic rebound set the stage for further earnings concerns.

We continue to believe that the market will begin to show gradual improvement during 2003 in response to a strengthening economy and improvement in corporate earnings. In fact, during the fourth quarter we began to see stabilization in the earnings outlook for companies in several areas of the market. Throughout much of the year we emphasized companies positioned as market leaders within their industries. We are now focusing more on companies we believe have the most leverageable advantages coming out of the difficult business environment of the past several years. Many of these companies have streamlined operations and are now positioned to benefit from even moderate increases in revenues. These stocks include telecommunications equipment, financial data processors, and retailing companies with strong brands.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES MID CAP GROWTH FUND AND RUSSELL MID CAP GROWTH INDEX

[CHART]

           MID CAP     RUSSELL MID CAP
            GROWTH      GROWTH INDEX
May-2000   $10,000        $10,000
Dec-2000   $ 8,750        $ 8,069
Dec-2001   $ 6,290        $ 6,443
Dec-2002   $ 4,240        $ 4,677

Average Annual Returns

                               1 YEAR    SINCE INC*
Mid Cap Growth Fund            -32.59%    -27.47%
Russell Mid Cap Growth Index   -27.41%    -24.79%

* Inception Date May 1, 2000.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund declined over the one-year period ended December 31, 2002, though slightly less so versus the Russell Mid Cap Value Index (RMCV): the fund declined 9.42% while the RMCV lost 9.65%. In a challenging year across all segments of the US equity market, mid-cap value stocks declined less than other size and style categories.

In the full calendar year 2002, holdings within Financials, Information Technology (IT), Consumer Discretionary, and Industrials were most responsible for the Fund's negative one-year return. Our selection of stocks within the Financials sector declined more than financial stocks in the RMCV, which hurt performance relative to the RMCV. We out-performed the RMCV overall due in part to our decision to have significantly lower exposure to the Utilities sector. The portfolio's performance relative to the RMCV also benefited from our lack of exposure to Telecommunication Services and a lesser allocation to Materials. The Fund had a larger allocation to Energy and holdings within the sector achieved higher, positive returns, aiding total return as well as return relative to the benchmark index.

We are cautiously optimistic regarding the prospect of a healthy, sustained recovery; however, while the new year may bring with it strong economic activity, it also may not. Accordingly, we believe it is important to assemble a portfolio of quality companies that should perform well regardless of the economic environment. In order to do so, we focus on companies that, in our opinion, possess solid balance sheets, generate ample operating cash flow, and strive to maintain competitive market positions - all characteristics we deem important in enabling them to withstand a protracted downturn, should one occur.

We also believe it is important to invest in these businesses at prices that do not reflect their intrinsic values; we have used market volatility and mercurial investor sentiment to do so. Most recently, we have discovered value opportunities within Health Care. Investors rotated out of this sector and into IT in the fourth quarter as they began to anticipate increases in capital-spending and economic activity (such increases are often seen as being more beneficial for tech stocks than other sectors). However, consensus earnings expectations for many IT companies, some of which have no current earnings, have not improved; meanwhile, the fundamentals of many profitable Health Care companies have remained strong. Therefore, we believe the run-up in IT stock prices and the declines in Health Care prices were in many cases unwarranted; we capitalized on the opportunity. We expect our portfolio to benefit as investors return their focus to companies with the ability to produce and/or grow earnings under various economic conditions.

We believe our investment strategy will enable us to perform well relative to the market under a variety of economic scenarios, and to achieve our goal of providing downside protection as well as upside participation.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
NEUBERGER BERMAN MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES MID CAP VALUE FUND AND RUSSELL MID CAP VALUE INDEX

[CHART]

              MID CAP     RUSSELL MID
               VALUE    CAP VALUE INDEX
May-2000      $10,000      $10,000
Dec-2000      $12,349      $11,752
Dec-2001      $11,958      $12,026
Dec-2002      $10,832      $10,865

Average Annual Returns

                              1 YEAR    SINCE INC*
Mid Cap Value Fund             -9.42%     3.19%
Russell Mid Cap Value Index    -9.65%     3.16%

* Inception Date May 1, 2000.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

LARGE CAP GROWTH FUND

Since its May 1, 2002 inception, the Penn Series Large Cap Growth Fund returned -15.60%; the Fund's benchmark, the Russell 1000 Growth Index, returned -19.39% for the same period.

At the beginning of 2002, the U.S. economy's condition was characterized by a combination of a very weak corporate sector and a surprisingly strong household consumer sector. Corporations -- amidst a very difficult pricing environment and shrinking profit margins -- had severely cut back on both capital spending and inventory production. During the second half of 2002, the U.S. equity markets continued to be extraordinarily volatile thanks to increased geopolitical risks with the war on terrorism and heightened tensions with both Iraq and North Korea, continued economic weakness and corporate governance and accounting problems. Despite optimism that the U.S. economy would start to recover, the economy continued to languish towards the end of 2002 with lackluster job growth, weak consumer confidence, and a contracting manufacturing base, which resulted in disappointing corporate profits. However, the market rebounded somewhat in the fourth quarter, as the economic news appeared to stabilize.

The Fund suffered share price declines in a number of different tech-related companies during the second quarter. Even though technology related stocks continued to be under pressure during the third quarter, the Fund's underweight position in these stocks relative to the index favorably impacted the Fund's relative performance. With the dramatic pull-back in some of the more economically sensitive areas during the middle of the year and the lack of further negative news, it was not surprising that these same sectors were the stronger performers in the fourth quarter as valuations became very attractive. The areas that rebounded during this period include electronic technology where semiconductors and telecom equipment outperformed technology services and consumer services.

After out-performing earlier in the year and initiating new positions in Tiffany and Best Buy, based on their attractive valuations relative to their long-term fundamental outlooks, retail gave up some of its gains due to increased concerns regarding the health of the consumer and retail sales. Other areas of under-performance came from the financials and pharmaceuticals sectors. The finance sector has been a mixed bag earlier in the year, with some pockets of strength and others weakness. Financials were hurt particularly during the fourth quarter by deteriorating credit quality from both the commercial and consumer areas as well as the weak financial markets. While we have no doubts that a U.S. economic recovery will eventually unfold, we continue to believe that the overall magnitude of the recovery will be rather modest. We reiterate our long-held view that the U.S. consumer may continue to soften somewhat in future quarters, although not enough to trigger a double-dip into recession. However, it is our view that without positive and stable growth in consumer spending - which represents roughly two-thirds of total end-demand for goods and services in the U.S. economy -- it will be difficult for U.S. companies to develop the confidence needed to resume capital spending. Meanwhile, the prospect of a future military conflict with Iraq remains a wild card for any economic forecast. Net of all these factors, we recognize that in even a modest U.S. economic recovery, many well-managed U.S. companies may see their fortunes
- earnings & share prices - dramatically improve from current levels. We continue to execute our core discipline: seeking out great companies on a bottom-up, one-by-one, stock-by-stock basis, looking for those firms whose future growth prospects and current valuations offer more long-term reward than risk, irrespective of the near-term noise.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
FRANKLIN ADVISERS, INC.
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES LARGE CAP GROWTH FUND AND RUSSELL 1000 GROWTH INDEX

[CHART]

          LARGE CAP    RUSSELL 1000
            GROWTH     GROWTH INDEX
May-2002   $10,000       $10,000
Dec-2002   $8,440        $ 8,061

Average Annual Returns

                              SINCE INC*
Large Cap Growth Fund          -15.60%
Russell 1000 Growth Index      -19.39%

* Inception Date May 1, 2002.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

STRATEGIC VALUE FUND

Since its May 1, 2002 inception through December 31, 2002, the Penn Series Strategic Value Fund declined 14.25%, though significantly outperforming the S&P Mid Cap 400 Barra Value Index's return of -19.43% during the same time period.

A primary factor adding relative and absolute value to your portfolio for the time period was stock selection in the healthcare sector. Medical device maker, Boston Scientific Corporation, continued to build on strong returns based on testing and positive developments, rebounded with strong sales surrounding a new drug-coated stent product and increased market penetration.

Detracting from performance was stock selection in the struggling utilities sector. Returns were generally negative for holdings in both the portfolio and the index for the time period. A weak market for wholesale electricity has hurt the sector as a whole, including performance of current and past portfolio holdings such as Teco Energy, Inc., and Dynegy.

A contributor to out-performance for the time period was our relative underweight position in the information technology sector. Sybase, Inc., is the portfolio's only holding in this sector and its returns were against the industry grain. This software company's stock outpaced those represented in the index.

Holdings in the consumer discretionary sector hurt your portfolio's performance. While consumer spending has remained strong for much of the economic downturn, supporting the economy from a deeper recession, growing concerns over the viability of continued spending has hurt the portfolio's holdings. Although not as prominent, the portfolio was also hurt by stock selection in the consumer staples sector.

In the industrial sector, stock selection was the major contributor to relative out-performance. Hubbell, Inc., which engineers, manufactures, and sells electrical and electronic products produced strong returns over the year.

Our investment philosophy remains focused on bottom-up stock selection in attractively valued stocks that have defined catalysts that we believe can enhance earnings. Though widespread negativity remains, we continue to believe the roots of a recovery are in place and expect the economy to recover in the next twelve to twenty-four months. This pending economic revival and a continued weakening dollar should create a favorable atmosphere for mid-cap stocks. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO.
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES STRATEGIC VALUE FUND AND S&P MID CAP 400 BARRA VALUE INDEX

[CHART]

                          S&P MID CAP
            STRATEGIC      400 BARRA
              VALUE        VALUE INDEX
May-2002     $10,000        $10,000
Dec-2002     $ 8,575        $ 8,057

Average Annual Returns

                                         SINCE INC*
Strategic Value FUnd                      -14.25%
S&P Mid Cap 400 Barra Value Index         -19.43%

* Inception Date May 1, 2002.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

REIT FUND

Since its May 1, 2002 inception through December 31, 2002, the Penn Series REIT Fund declined 7.55%, under-performing the Wilshire Real Estate Securities Index return of -6.45% during the same time period.

At the end of the second quarter and moving into the third, the economic recovery was moving forward, although with uneven progression. Concerns regarding the strength of the recovery and growing geo-political events created a treacherous environment for most asset classes during the third quarter. Strong first quarter GDP growth led by inventory adjustments disappeared in the second quarter. And while third quarter GDP numbers were stronger, growth was still well below earlier expectations. Demand for real estate is typically derived from general economic growth and is usually a lagging economic indicator. So even as the economy saw positive GDP growth, little new demand has been generated for most property types. Furthermore, positive GDP growth has yet to turn into substantial job growth or an increase in business spending. The lack of business investment and a continued push to reduce operating costs at the corporate level have hurt the demand for commercial real estate. All of the commercial sectors of real estate, except retail, saw increasing vacancy rates as users of space continued their push to boost profitability by cutting costs, including the cost of occupancy.

Overall sector allocation was a slightly negative factor to our performance during the third quarter. The Fund's largest under-weight position relative to the benchmark Wilshire Real Estate Securities Index, local retail, was detrimental as the sector outperformed the total benchmark. An over-weighting in hotels also had a negative influence on performance since the sector was the worst performing area of the benchmark for the third quarter. However, over-weighting both the regional retail and industrial sectors helped performance, as both areas out-performed the Fund's benchmark during the period.

Security selection had a slightly positive effect on returns during the third quarter. Our holdings in the local retail, diversified and storage sectors, areas generally considered to be defensive, boosted performance. Our poorest stock selection occurred in the hotel and apartment sectors. Both sectors have been negatively impacted by the weak economic recovery.

In the fourth quarter, security selection was a strong contributor to Fund performance. Our picks in virtually all areas of the portfolio out-performed their respective segments of the Index. In particular, strong security selection in the regional mall and lodging areas were substantial contributors to performance during the fourth quarter. The least favorable stock selections came from the apartment and industrial sectors.

Sector allocation was a negative factor to overall fourth quarter performance. One of the Fund's largest under-weight positions, local retail, hurt performance as this sub-sector continued to be one of the top performers of the WRESI for the quarter. In addition, over-weighting the poorly performing manufactured housing sector detracted from returns, though strong stock selection offset the negative sector allocation effect. Over-weighting both the lodging and regional mall sectors contributed positively to our results, as both areas posted gains during the fourth quarter. In addition, under-weighting the poorly performing office sector proved beneficial to results.

During the second half of 2002, our number of holdings in the Fund changed only slightly while our cash decreased. Market cap exposure did not change materially. Sector weights with significant changes were retail, industrial and apartments. Our exposure to the retail sector increased during the year because, while consumer spending is slowing modestly, we believe it remains a bright spot in the economy. In addition, retailers are growing through new store openings, increasing the demand for retail real estate. In the industrial sector, we increased our exposure because that area is generally considered an early cyclical recovery sector. The apartment sector, which continues to suffer from poor fundamentals, was reduced.

We continue to monitor the economy and property markets closely, as the two generally are closely intertwined. We believe property markets should begin to improve as economic activity increases. Furthermore, we expect that increases in business investment and household formations should lead to greater demand for real estate space. Based on the current economic data, we believe that operating fundamentals at the property level should be bottoming, with modest improvement occurring by the end of 2003. Most experts predict that cash flow growth for the real estate securities industry will be flat to modestly positive during the year. With new supply coming under control in all real estate sectors, continued improvement in the economy during 2003 should translate into healthier real estate fundamentals as the year progresses. The Fund is positioned to invest in those companies and sectors that we believe have attractive real estate fundamentals and valuations.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
HEITMAN REAL ESTATE SECURITIES LLC
INVESTMENT SUB-ADVISER

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PENN SERIES REIT FUND AND WILSHIRE REAL ESTATE SECURITIES INDEX

[CHART]

                        WILSHIRE
                       REAL ESTATE
             REIT      SECURITIES
May-2002   $10,000      $10,000
Dec-2002   $ 9,245      $ 9,355

Average Annual Returns

                                        SINCE INC*
REIT Fund                                 -7.55%
Wilshire Real Estate Securities Index     -6.45%

* Inception Date May 1, 2002.

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE MONEY MARKET FUND

                                                    PAR             VALUE
                                                   (000)            (000)
----------------------------------------------------------------------------
COMMERCIAL PAPER--44.9%
American Express Credit
    1.280%, 01/13/03                             $     7,300      $   7,297
American Honda Finance
    1.330%, 01/22/03                                     400            400
B P America
    1.320%, 01/16/03                                   7,000          6,996
BellSouth
    1.320%, 01/03/03                                   6,000          6,000
Coca Cola
    1.290%, 01/21/03                                   7,000          6,995
Dow Jones & Co.
    1.330%, 01/13/03                                   5,050          5,048
Exxonmobil
    1.270%, 01/02/03                                   7,300          7,300
General Electric
    1.340%, 01/13/03                                   1,300          1,299
Lower Colorado
    1.650%, 01/08/03                                   1,500          1,500
New York, New York
    1.390%, 01/09/03                                     600            600
    1.390%, 01/09/03                                   2,535          2,535
    1.430%, 01/09/03                                     830            830
Pfizer, Inc.
    1.200%, 01/03/03                                   5,200          5,200
Toyota Motor Credit
    1.320%, 01/13/03                                   7,000          6,997
UBS
    1.350%, 01/07/03                                     993            993
UBS Finance
    1.330%, 01/06/03                                   1,238          1,238
    1.300%, 01/13/03                                     785            785
Wells Fargo & Co.
    1.280%, 01/06/03                                   5,000          4,999
                                                                  ---------
TOTAL COMMERCIAL PAPER
   (COST $67,012)                                                    67,012
                                                                  ---------
CORPORATE BONDS--33.0%
Allstate Corp.
    6.750%, 06/15/03                                     711            724
American General Finance
    5.900%, 01/15/03                                     510            511
    6.375%, 03/01/03                                     210            211
    6.200%, 03/15/03                                     275            277
    5.750%, 11/01/03                                     200            206
Anheuser Bush Cos., Inc.
    6.75%, 08/01/03                                      849            873
Associates Corp.
    6.000%, 04/15/03                                      69             69
    6.875%, 08/01/03                                      20             20
Bank of America Corp.
    5.880%, 01/27/03                                     135            135
    6.200%, 08/15/03                                     125            128
Bank of Boston
    6.875%, 07/15/03                                   2,290          2,342
Bank of New York Co., Inc.
    6.625%, 06/15/03                                     640            652
    6.500%, 12/01/03                                      75             78
Bank One Corp.
    6.875%, 06/15/03                                     143            146
    8.740%, 09/15/03                                     985          1,030
Bank One Dayton
    6.625%, 04/15/03                             $       500      $     507
Bank One Milwaukee
    6.625%, 04/15/03                                     665            674
BankAmerica Corp.
   10.000%, 02/01/03                                      25             25
    6.850%, 03/01/03                                     660            664
    9.200%, 05/15/03                                     200            205
    6.875%, 06/01/03                                     375            382
Barnett Bank, Inc.
   10.875%, 03/15/03                                     134            136
Bell Telephone Co. of Pennsylvania
    6.125%, 03/15/03                                     100            101
BellSouth Telecommunications
    6.250%, 05/15/03                                      20             20
Caterpillar Financial Services Corp.
    5.920%, 01/08/03                                     215            215
    7.930%, 01/15/03                                   1,250          1,253
    6.700%, 10/15/03                                      20             20
Caterpillar, Inc.
    6.000%, 02/13/03                                      30             30
Chase Manhattan Corp.
    7.625%, 01/15/03                                     120            120
Coca Cola
    6.000%, 07/15/03                                      45             46
Commercial Credit Co.
    5.875%, 01/15/03                                     200            200
Consolidated Edison Co. of NY
    6.375%, 04/01/03                                     290            293
CoreStates Capital Corp.
    9.375%, 04/15/03                                      20             20
    5.875%, 10/15/03                                     275            283
CPC Intl., Inc.
    6.875%, 10/15/03                                     360            373
Dayton Hudson Corp.
    6.400%, 02/15/03                                   3,160          3,177
    6.625%, 03/01/03                                   1,797          1,811
Federal Home Loan Bank
    5.720%, 08/25/03                                     170            174
    5.125%, 09/15/03                                     100            102
    5.275%, 11/20/03                                     275            284
    2.720%, 11/28/03                                     110            111
First Chicago
    7.625%, 01/15/03                                   4,000          4,009
First Union Corp.
    7.250%, 02/15/03                                     240            241
Fleet Financial Group
    6.875%, 03/01/03                                   1,680          1,692
General Electric Capital Corp.
    7.000%, 02/03/03                                     523            525
    8.700%, 02/15/03                                      50             50
    5.880%, 05/19/03                                     130            132
Goldman Sachs Group 144A
    7.875%, 01/15/03@                                    715            717
Goldman Sachs Group
    7.125%, 03/01/03                                     135            136
GTE Corp.
    9.100%, 06/01/03                                      99            102
Heller Financial, Inc.
    6.400%, 01/15/03                                   4,250          4,257
    7.875%, 05/15/03                                     849            866

                                                    PAR            VALUE
                                                   (000)           (000)
----------------------------------------------------------------------------
International Lease Finance Corp.
    5.750%, 01/15/03                             $       175      $     175
    5.750%, 02/19/03                                     150            151
    5.900%, 03/12/03                                   1,500          1,511
    4.750%, 06/02/03                                     265            267
    6.000%, 06/15/03                                     170            173
    4.400%, 08/15/03                                      25             25
    5.500%, 09/29/03                                     625            639
JP Morgan Chase & Co.
    7.500%, 02/01/03                                     200            201
Mellon Bank
    6.750%, 06/01/03                                     200            204
Mellon Funding Corp.
    6.875%, 03/01/03                                     125            126
    5.750%, 11/15/03                                     441            455
Merrill Lynch & Co.
    6.000%, 02/12/03                                     165            166
    6.130%, 04/07/03                                      75             76
Morgan Stanley Dean Witter
    7.125%, 01/15/03                                     804            805
    6.875%, 03/01/03                                     100            101
    6.750%, 03/04/03                                     350            352
NationsBank Corp., Senior Notes
    7.000%, 05/15/03                                     745            759
NBD Bank N.A. Michigan
    6.250%, 08/15/03                                     615            631
New England Telephone & Telegraph
    6.250%, 03/15/03                                     175            177
Norwest Corp.
    6.625%, 03/15/03                                      80             81
Norwest Financial, Inc.
    7.000%, 01/15/03                                     410            411
Ohio Bell Telephone Co.
    6.125%, 05/15/03                                      25             25
Pepsico, Inc.
    5.750%, 01/02/03                                   1,400          1,400
Salomon Smith Barney Holdings, Inc.
    6.125%, 01/15/03                                      50             50
    6.750%, 02/15/03                                     660            664
    6.250%, 05/15/03                                      65             66
    7.000%, 06/15/03                                      78             79
    6.500%, 08/15/03                                      35             36
Sony Corp.
    6.125%, 03/04/03                                   1,160          1,169
Star Banc Corp.
    5.875%, 11/01/03                                     745            768
State Street Boston
    5.950%, 09/15/03                                     100            103
Toyota Motor Credit Corp.
    5.625%, 11/13/03                                     100            103
Trans Financial Bankcorp
    7.250%, 09/15/03                                      15             15
U.S. Bancorp.
    6.625%, 05/15/03                                     480            489
Unilever Capital Corp.
    6.750%, 11/01/03                                     510            532
Verizon Communications, Inc.
    6.050%, 05/15/03                                     100            102
Wachovia Corp.
    6.375%, 04/15/03                                   3,720          3,764
    6.925%, 10/15/03                                     500            520
Wells Fargo Financial
    7.250%, 07/14/03                             $       580      $     595
Wells Fargo Global Notes
    6.125%, 11/01/03                                      24             25
                                                                  ---------
TOTAL CORPORATE BONDS
   (COST $49,346)                                                    49,346
                                                                  ---------
VARIABLE RATE DEMAND NOTES***--8.2%
Barton Healthcare, LLC
    1.600%, 01/01/03                                     355            355
Berks County, PA, Industrial Development Authority
    1.570%, 01/01/03  *                                  455            455
Bloomfield, NM
    1.600%, 01/01/03  *                                  600            600
Columbia County, GA, Development Authority
    1.500%, 01/01/03  *                                1,300          1,300
Durham, NC, Certificates of Participation
    1.470%, 01/01/03  *                                  500            500
Espanola, NM
    1.600%, 01/01/03  *                                  600            600
Fairview Hospital & Healthcare  Services
    1.450%, 01/02/03  *                                  400            400
GMG Warehouse, LLC
    1.600%, 01/01/03                                     800            800
Health Insurance Plan of Greater NY
    1.470%, 01/01/03  *                                  400            400
Illinois Development Finance Authority
    1.600%, 01/01/03  *                                  600            600
Liliha Parking  LP
    2.190%, 01/01/03  *                                2,060          2,060
Montgomery County, PA, Industrial Development Authority
    1.570%, 01/01/03  *                                  925            925
Philadelphia Authority-For Industrial Development-Marketplace
    1.550%, 01/02/03  *                                1,400          1,400
Silver City, NM
    1.600%, 01/01/03  *                                  600            600
St. Francis Healthcare Foundation
    2.190%, 01/01/03  *                                1,290          1,290
                                                                  ---------
TOTAL VARIABLE RATE DEMAND NOTES
   (COST $12,285)                                                    12,285
                                                                  ---------
MEDIUM TERM NOTES--5.1%
American General Finance
    6.090%, 01/27/03                                     350            351
    7.700%, 06/26/03                                     129            132
BellSouth Saving & Employee Esop
    9.125%, 07/01/03                                     572            584
Caterpillar Financial Service Corp.
    5.990%, 02/03/03                                     700            702
    5.600%, 06/05/03                                      25             25
Fleet Mortgage Group, Inc.
    6.840%, 05/21/03                                   3,600          3,667
General Electric Capital Corp.
    8.880%, 06/18/03                                      50             51
IBM Corp.
    5.250%, 12/01/03                                      70             72

                                                     PAR            VALUE
                                                    (000)           (000)
----------------------------------------------------------------------------
International Lease Finance Corp.
    5.700%, 02/25/03                             $        50      $      50
    5.340%, 02/27/03                                      30             30
    4.910%, 04/04/03                                     645            649
    4.950%, 05/01/03                                     875            882
Morgan Stanley Dean Witter
    7.375%, 04/15/03                                      65             66
NationsBank
    7.000%, 04/01/03                                     100            101
Paine Webber Group, Inc.
    6.785%, 07/01/03                                      70             71
Security Pacific Corp.
    9.800%, 07/01/03                                     100            104
Southern New England Telephone
    6.125%, 12/15/03                                     115            120
                                                                  ---------
TOTAL MEDIUM TERM NOTES
  (COST $7,657)                                                       7,657
                                                                  ---------
ZERO COUPON BONDS--2.1%
Cabco-Tex Capital
    3.086%**, 04/01/03                                 1,749          1,741
Pepsico Capital
    3.847%**, 04/01/03                                 1,300          1,294
                                                                  ---------
TOTAL ZERO COUPON BONDS
  (COST $3,035)                                                       3,035
                                                                  ---------
                                                   NUMBER
                                                 OF SHARES
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.7%
BlackRock Provident Institutional
  Funds - TempFund                                 7,277,391          7,277
Janus Money Market Fund, Inc.                      7,264,137          7,264
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
  (COST $14,541)                                                     14,541
                                                                  ---------
TOTAL INVESTMENTS--103.0%
  (COST $153,876) (a)                                               153,876

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(3.0%)                                            (4,447)
                                                                  ---------
NET ASSETS APPLICABLE TO 149,429,742
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $ 149,429
                                                                  =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $    1.00
                                                                  =========

    MATURITY                   AMOUNT            % OF
    SCHEDULE                  PAR (000)        PORTFOLIO       (CUMULATIVE)
---------------------------------------------------------------------------
    1 -  7 days              $ 53,957             35.2%              35.2%
    8 - 14 days                27,115             17.7%              52.9%
   15 - 30 days                27,369             17.9%              70.8%
   31 - 60 days                10,690              7.0%              77.8%
   61 - 90 days                 3,774              2.4%              80.2%
  91 - 120 days                 9,198              6.0%              86.2%
 121 - 150 days                 7,089              4.6%              90.8%
  over 150 days                14,026              9.2%             100.0%
                             --------            -----
                             $153,218            100.0%
                             --------            -----

Average Weighted Maturity -- 46.08 days

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

(a) Cost for Federal income tax purposes.
** Effective Yield
*** The rate shown is the rate as of December 31, 2002, and the maturity is the next interest readjustment date.
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.
* The security is a taxable municipal issue enhanced by a bank letter of credit.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE QUALITY BOND FUND

                                                     PAR           VALUE
                                                    (000)          (000)
----------------------------------------------------------------------------
CORPORATE BONDS--22.9%
AUTOMOBILES & RELATED--1.8%
Ford Motor Co.
    7.450%, 07/16/31                             $     1,000      $     870
General Motors Acceptance Corp.
    8.000%, 11/01/31                                   2,000          2,011
                                                                  ---------
                                                                      2,881
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--1.2%
Computer Associates,  Inc.
    6.500%, 04/15/08                                   1,000            948
Electronic Data Systems
    7.450%, 10/15/29                                   1,000            930
                                                                  ---------
                                                                      1,878
                                                                  ---------
DIVERSIFIED OPERATIONS--0.6%
Bombardier, Inc.
    6.750%, 05/01/12                                   1,000            890
                                                                  ---------
ENERGY SERVICES--5.5%
Allegheny Energy Supply
    8.250%, 04/15/12                                   2,000          1,280
Calpine Canada Energy Finance
    8.500%, 05/01/08                                   1,000            435
Duke Energy Corp.
    6.250%, 01/15/12                                   1,000          1,044
First Energy Corp.
    6.450%, 11/15/11                                   2,000          1,990
PSE&G Power L.L.C., Series 144A @
    6.950%, 06/01/12                                   2,000          2,031
Teco Energy, Inc.
    7.000%, 05/01/12                                   1,000            840
Valero Energy Corp.
    7.500%, 04/15/32                                   1,000          1,013
                                                                  ---------
                                                                      8,633
                                                                  ---------
FINANCIAL SERVICES--4.9%
CIT Group, Inc.
    7.750%, 04/02/12                                   1,000          1,123
Citigroup, Inc.
    6.000%, 02/21/12                                   1,000          1,097
General Electric Capital Corp.
    6.000%, 06/15/12                                   2,000          2,159
Household Finance Corp.
    6.750%, 05/15/11                                   1,000          1,066
J.P.  Morgan Chase & Co.
    5.250%, 05/30/07                                   1,000          1,057
Morgan Stanley Dean Witter
    6.600%, 04/01/12                                   1,000          1,108
                                                                  ---------
                                                                      7,610
                                                                  ---------
LODGING--0.6%
Mirant Americas General, Inc.
    8.300%, 05/01/11                                   2,000            950
                                                                  ---------
MEDIA--0.7%
Liberty Media Group
    8.250%, 02/01/30                                   1,000          1,052
                                                                  ---------
MEDICAL--0.7%
Bristol Myers Squibb
    5.750%, 10/01/11                                   1,000          1,065
                                                                  ---------
OIL & GAS-0.9%
El Paso Corp.
    7.875%, 06/15/12                                   2,000          1,400
                                                                  ---------
PAPER & RELATED PRODUCTS--0.7%
Abitibi-Consolidated, Inc.
    8.850%, 08/01/30                                   1,000          1,075
                                                                  ---------
TELECOMMUNICATIONS--5.3%
AT&T Corp.
    8.000%, 11/15/31                             $     2,000      $   2,204
AT&T Wireless Services, Inc.
    8.7500%, 03/01/31                                  1,000            980
Citizens Communications
    7.625%, 08/15/08                                   1,000          1,107
Sprint Capital Corp.
    8.750%, 03/15/32                                   1,000            950
Tele-Communications, Inc.
    9.875%, 06/15/22                                   1,000          1,136
Telus Corp.
    7.500%, 06/01/07                                   1,000            970
USA Interactive
    7.000%, 01/15/13                                   1,000          1,034
                                                                  ---------
                                                                      8,381
                                                                  ---------
TOTAL CORPORATE BONDS
  (COST $36,033)                                                     35,815
                                                                  ---------
MEDIUM TERM NOTES--0.7%
Associates Corp. N.A.
    7.750%, 02/15/05
  (COST $1,003)                                        1,000          1,101
                                                                  ---------
U.S. TREASURY OBLIGATIONS--11.6%
U.S. TREASURY NOTES--6.0%
    5.750%, 11/15/05                                     725            801
    4.375%, 05/15/07                                   8,000          8,591
                                                                  ---------
                                                                      9,392
                                                                  ---------
U.S. TREASURY INFLATION INDEXED NOTES--5.6%
    3.375%, 01/15/07                                   7,000          8,674
                                                                  ---------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $17,389)                                                     18,066
                                                                  ---------
AGENCY OBLIGATIONS--53.9%
FEDERAL HOME LOAN BANK--12.9%
    0.750%, 01/02/03                                  20,200         20,200
                                                                  ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--37.9%
    6.000%, 01/15/32                                  11,000         11,368
    6.500%, 01/15/32                                  14,900         15,510
    7.000%, 01/15/32                                  11,628         12,227
    7.000%, 12/01/32                                  19,000         20,021
                                                                  ---------
                                                                     59,126
                                                                  ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--3.1%
    9.000%, 10/15/30                                     819            896
    9.000%, 10/15/30                                     245            268
    9.000%, 10/15/30                                   1,160          1,269
    9.000%, 11/15/30                                      58             64
    9.000%, 11/15/30                                     301            329
    9.000%, 11/15/30                                     662            725
    9.000%, 11/15/30                                     256            281
    9.000%, 11/15/30                                     983          1,076
                                                                  ---------
                                                                      4,908
                                                                  ---------
TOTAL AGENCY OBLIGATIONS
  (COST $83,728)                                                     84,234
                                                                  ---------

                                                     PAR           VALUE
                                                    (000)          (000)
----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--5.8%
LB - UBS Commercial Mortgage Trust
    5.401%, 03/15/26                             $     3,697      $   3,927
LB - UBS Commercial Mortgage Trust
    6.058%, 06/15/20                                   3,821          4,154
Morgan Stanley Capital I @~
    6.950%, 12/12/05                                     848            924
                                                                  ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $8,861)                                                       9,005
                                                                  ---------
ASSET BACKED SECURITIES--19.4%
Conseco Finance Securitizations Corp.
    5.790%, 04/01/24                                   4,000          3,910
First USA Credit Card Master Trust
    1.500%, 01/18/06                                   2,500          2,500
Fleet Credit Card Master Trust II
    1.511%, 07/15/05                                   3,550          3,550
GE Capital Commercial Mortgage Corp.
    6.079%, 05/15/33                                   3,628          3,956
Green Tree Financial Corp.
    7.330%, 04/01/31                                   4,000          4,010
Illinois Power Special Purpose Trust
    5.380%, 06/25/07                                   4,500          4,732
MBNA Master Credit Card Trust I
    1.551%, 10/15/05                                   1,500          1,500
PNC Mortgage Acceptance Corp.
    5.910%, 03/12/34                                   3,595          3,893
Railcar Leasing L.L.C.
    7.125%, 01/15/13                                   2,000          2,267
                                                                  ---------
TOTAL ASSET BACKED SECURITIES
  (COST $29,691)                                                     30,318
                                                                  ---------
                                                  NUMBER
                                                 OF SHARES
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.8%
BlackRock Provident Institutional
   Funds - TempFund                                7,625,954          7,626
Janus Money Market Fund, Inc.                      7,662,657          7,663
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
  (COST $15,289)                                                     15,289
                                                                  ---------
TOTAL INVESTMENTS--124.1%
  (Cost $191,994) (a)                                               193,828

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(24.1%)                                         (37,622)
                                                                  ---------

NET ASSETS APPLICABLE TO 14,873,951
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                $ 156,206
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   10.50
                                                                  =========

 @ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

 ~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2002, the cost for Federal income tax purposes was $191,993,796. Net unrealized appreciation was $1,833,981. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,024,376 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,190,395).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE HIGH YIELD BOND FUND

                                                     PAR           VALUE
                                                    (000)          (000)
-------------------------------------------------------------------------
CORPORATE BONDS--91.9%
AEROSPACE & DEFENSE--0.8%
Anteon Corp.
   12.000%, 05/15/09                             $       150      $     163
Dyncorp, Inc.
    9.500%, 03/01/07                                     275            285
Sequa Corp.
    9.000%, 08/01/09                                      50             48
                                                                  ---------
                                                                        496
                                                                  ---------
AUTOMOBILES & RELATED--1.5%
Arvin Industries, Inc.
    7.125%, 03/15/09                                     100            100
Arvinmeritor
    8.750%, 03/01/12                                      50             53
Collins & Aikman Corp.
   10.750%, 12/31/11                                      25             24
Collins & Aikman Floor Cover
   11.500%, 04/15/06                                      50             42
CSK Auto, Inc.
   12.000%, 06/15/06                                     225            241
Dana Corp.
   10.125%, 03/15/10                                     150            152
Delco Remy International, Inc.
    8.625%, 12/15/07                                      75             61
French (J.L.) Automotive Casting, Inc.
   11.500%, 06/01/09                                     100             45
MSX International, Inc.
   11.375%, 01/15/08                                     250             95
Navistar International
    9.375%, 06/01/06                                     150            144
                                                                  ---------
                                                                        957
                                                                  ---------
BROADCAST/MEDIA--5.6%
ACME Television/Finanace Corp.
   10.875%, 09/30/04                                     150            153
Chancellor Media Corp.
    8.125%, 12/15/07                                     200            208
Echostar DBS Corp.
    9.375%, 02/01/09                                      50             53
Gray Television, Inc.
    9.250%, 12/15/11                                     150            161
Lin Holdings Corp.
    5.739%**, 03/01/08                                   425            441
Mediacom
    9.500%, 01/15/13                                     175            158
Paxson Communications Corp.
    8.069%**, 01/15/09                                   475            302
   10.750%, 07/15/08                                     125            123
Radio One
    8.875%, 07/01/11                                     150            160
Radio Unica Corp.
   11.750%, 08/01/06                                     425            219
Salem Communications Holding Corp.
    9.000%, 07/01/11                                     350            367
Sinclair Broadcast Group 144A @
    8.000%, 03/15/12                                     200            208
Sinclair Broadcast Group
    8.750%, 12/15/07                                      75             78
    8.750%, 12/15/11                                     150            161
Spanish Broadcasting System
    9.625%, 11/01/09                                     375            388
Young Broadcasting, Inc.
    8.750%, 06/15/07                             $       102      $      99
   10.000%, 03/01/11                                     227            226
                                                                  ---------
                                                                      3,505
                                                                  ---------
BUILDING & BUILDING SUPPLIES--3.9%
Ainsworth Lumber
   13.875%, 07/15/07                                     350            374
American Builders & Contractors Supply Co., Inc.
   10.625%, 05/15/07                                     500            515
Associated Materials, Inc.
    9.750%, 04/15/12                                     350            369
Beazer Homes USA
    8.375%, 04/15/12                                     150            154
Brand Services, Inc. 144A @
   12.000%, 10/15/12                                     150            157
International Utility Structures, Inc.
   13.000%, 02/01/08                                     200             40
Nortek, Inc.
    9.875%, 06/15/11                                     200            200
Ryland Group
    9.125%, 06/15/11                                     300            318
Schuff Steel Co.
   10.500%, 06/01/08                                     225            180
WCI Communities, Inc.
   10.625%, 02/15/11                                     100             96
    9.125%, 05/01/12                                      50             45
                                                                  ---------
                                                                      2,448
                                                                  ---------
CABLE OPERATORS--1.7%
Coaxial L.L.C.
    6.296%**, 08/15/08                                   450            297
CSC Holdings, Inc.
    7.625%, 04/01/11                                     350            329
Insight Communications
    7.348%**, 02/15/11                                   300            165
Mediacom Broadband L.L.C.
   11.000%, 07/15/13                                     250            254
                                                                  ---------
                                                                      1,045
                                                                  ---------
CHEMICAL & FERTILIZER--5.0%
American Pacific Corp.
    9.250%, 03/01/05                                     350            357
Avecia Group PLC
   11.000%, 07/01/09                                     300            234
Hercules, Inc.
   11.125%, 11/15/07                                     650            725
Huntsman ICI Chemicals
   10.125%, 07/01/09                                     400            332
Huntsman International L.L.C.
    9.875%, 03/01/09                                     250            250
Koppers Industry, Inc.
    9.875%, 12/01/07                                     450            412
Lyondell Chemical, Inc.
    9.875%, 05/01/07                                     175            168
Lyondell Chemical, Inc.
    9.500%, 12/15/08                                     150            140
Macdermid, Inc.
    9.125%, 07/15/11                                     325            347
Messer Griesheim Holdings
   10.375%, 06/01/11                                     175            196
                                                                  ---------
                                                                      3,161
                                                                  ---------


                                       6

                                                     PAR            VALUE
                                                    (000)           (000)
----------------------------------------------------------------------------
COMMERCIAL SERVICES--2.7%
Coinmach Corp.
    9.000%, 02/01/10                             $       375      $     393
Compagnie Genera de Geophysique
   10.625%, 11/15/07                                     200            176
RH Donnelley Financial Corp. 144A @
    8.875%, 12/15/10                                      25             27
   10.875%, 12/15/12                                     475            518
ServiceMaster Co.
    7.250%, 03/01/38                                     600            608
                                                                  ---------
                                                                      1,722
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--0.3%
Globix Corp.
   11.000%, 05/01/08                                      39             28
Seagate Tech 144A @
    8.000%, 05/15/09                                     175            181
                                                                  ---------
                                                                        209
                                                                  ---------
CONTAINERS & GLASS PRODUCTS--4.5%
AEP Industries, Inc.
    9.875%, 11/15/07                                     200            192
BWAY Corp.
   10.250%, 04/15/07                                     300            316
BWAY Corp. 144A @
   10.000%, 10/15/10                                     250            259
Constar International
   11.000%, 12/01/12                                     150            149
Greif Brothers Corp.
    8.875%, 08/01/12                                     100            106
Owens-Brockway Glass Container
    8.875%, 02/15/09                                     300            309
Owens-Illinois, Inc.
    7.150%, 05/15/05                                     125            120
Plastipak Holdings, Inc.
   10.750%, 09/01/11                                     425            447
Silgan Holding, Inc.
    9.000%, 06/01/09                                     500            521
Smurfit Capital Funding
    6.750%, 11/20/05                                     150            149
Stone Container Corp.
    9.750%, 02/01/11                                     150            161
    8.375%, 07/01/12                                     125            128
                                                                  ---------
                                                                      2,857
                                                                  ---------
DISTRIBUTION SERVICES--0.3%
Ownes & Minor, Inc.
    8.500%, 07/15/11                                     200            214
                                                                  ---------
DIVERSIFIED OPERATIONS--1.1%
Rexnord Corp. 144A @
   10.125%, 12/15/12                                     275            282
SPX Corp.
    7.500%, 01/01/13                                     175            177
Tyco International Group
    6.375%, 10/15/11                                     200            187
Tyco International Group SA
    6.125%, 01/15/09                                      25             23
    6.750%, 02/15/11                                      25             24
                                                                  ---------
                                                                        693
                                                                  ---------
DRUGS AND COSMETICS--0.9%
Alaris Medical Systems, Inc.
    9.750%, 12/01/06                             $        50      $      50
Johnsondiversey, Inc. 144A @
    9.625%, 05/15/12                                     250            263
Playtex Products, Inc.
    9.375%, 06/01/11                                     200            221
PSEG Energy Holdings
    8.500%, 06/15/11                                      75             61
                                                                  ---------
                                                                        595
                                                                  ---------
ELECTRONIC COMPONENTS--3.0%
Alamosa Delaware, Inc.
   13.625%, 08/15/11                                      25              8
Amkor Technologies, Inc.
    9.250%, 05/01/06                                     125            107
Asat Finance L.L.C.
   12.500%, 11/01/06                                     244            183
Calpine Corp.
    8.500%, 02/15/11                                     175             76
Chippac International, Ltd.
   12.750%, 08/01/09                                     200            210
Fairchild Semiconductor Corp.
   10.375%, 10/01/07                                     200            210
   10.500%, 02/01/09                                     100            108
Flextronics International, Ltd.
    9.875%, 07/01/10                                     425            458
On Semiconductor Corp. 144A @
   12.000, 05/15/08                                      100             74
Sanmina-SCI Corp. 144A @
   10.375%, 01/15/10                                     125            126
Solectron Corp.
    4.191%**, 05/20/04                                   350            178
UCAR Finance, Inc.
   10.250%, 02/15/12                                     225            179
                                                                  ---------
                                                                      1,917
                                                                  ---------
ENERGY SERVICES--0.6%
Calpine Canada Energy Finance
    8.500%, 05/01/08                                      75             33
Swift Energy Co.
   10.250%, 08/01/09                                     325            325
                                                                  ---------
                                                                        358
                                                                  ---------
ENTERTAINMENT & LEISURE--1.6%
AMC Entertainment
    9.875%, 02/01/12                                     200            197
AMF Bowling Worldwide
   13.000%, 09/01/08                                     225            227
Cinemark USA, Inc.
    8.500%, 08/01/08                                     125            119
Hockey Co.
   11.250%, 04/15/09                                     250            255
Six Flags, Inc.
    8.875%, 02/01/10                                     200            188
                                                                  ---------
                                                                        986
                                                                  ---------
ENVIRONMENTAL INSTRUMENTS--0.2%
Allied Waste North America
    7.875%, 01/01/09                                      75             74
Allied Waste North America 144A @
    9.250%, 09/01/12                                      75             77
                                                                  ---------
                                                                        151
                                                                  ---------

                                                     PAR            VALUE
                                                    (000)           (000)
----------------------------------------------------------------------------
FINANCIAL SERVICES--2.4%
Alamosa Delaware, Inc.
   12.500%, 02/01/11                             $        75      $      23
Armkel Finance, Inc.
    9.500%, 08/15/09                                     450            461
Brickman Group, Ltd. 144A @
   11.750%, 12/15/09                                      75             78
Dime Capital, Inc.
    9.330%, 05/06/27                                     300            341
FBOP Capital Trust II 144A @
   10.000%, 01/15/09                                     150            160
Stone Container Finance Corp. Sr Notes 144A @
   11.500%, 08/15/06                                     300            318
Williams Scotsman, Inc.
    9.875%, 06/01/07                                     175            162
                                                                  ---------
                                                                      1,543
                                                                  ---------
FOOD & BEVERAGES--3.6%
Agrilink Foods, Inc.
   11.875%, 11/01/08                                     275            295
B&G Foods, Inc.
    9.625%, 08/01/07                                     225            231
Burns Philp Capital 144A @
    9.750%, 07/15/12                                     500            480
Colt Beverages
    8.000%, 12/15/11                                     300            318
Dimon, Inc.
    9.625%, 10/15/11                                     325            344
Luigino's, Inc.
   10.000%, 02/01/06                                     300            306
Smithfield Foods, Inc.
    8.000%, 10/15/09                                     325            332
                                                                  ---------
                                                                      2,306
                                                                  ---------
GAMING NON HOTELS--0.8%
Penn National Gaming, Inc.
   11.125%, 03/01/08                                     450            493
Pinnacle Entertainment
    9.500%, 08/01/07                                      25             22
                                                                  ---------
                                                                        515
                                                                  ---------
HEALTHCARE SERVICES--3.1%
Alliance Imaging
   10.375%, 04/15/11                                     300            293
Bio-Rad Laboratories, Inc.
   11.625%, 02/15/07                                     400            443
Concentra Operating Corp.
   13.000%, 08/15/09                                      25             25
Kinetic Concepts, Inc.
    9.625%, 11/01/07                                     250            259
Meditrust
    7.510%, 09/26/03                                     125            125
Omnicare, Inc.
    8.125%, 03/15/11                                     150            161
Total Renal Care Holdings
    7.000%, 05/15/09                                     317            317
Triad Hospital Holdings, Inc.
   11.000%, 05/15/09                                     325            359
                                                                  ---------
                                                                      1,982
                                                                  ---------
HOTELS & GAMING--9.4%
Ameristar Casinos, Inc.
   10.750%, 02/15/09                                     575            630
Arogosy Gaming Co.
   10.750%, 06/01/09                                     700            770
Coast Hotels & Casinos, Inc.
    9.500%, 04/01/09                             $       100      $     107
Courtyard by Marriott II
   10.750%, 02/01/08                                     450            458
Hard Rock Hotel, Inc.
    9.250%, 04/01/05                                     200            202
Hilton Hotels Corp.
    7.625%, 12/01/12                                     125            126
HMH Properties, Inc.
    7.875%, 08/01/08                                     175            170
Hollywood Casino Corp.
   11.250%, 05/01/07                                     300            324
Hollywood Park, Inc.
    9.250%, 02/15/07                                     525            465
Hollywood Casino Shreveport
   13.000%, 08/01/06                                     200            200
Host Marriott LP
    9.500%, 01/15/07                                     150            152
International Game Technology
    8.375%, 05/15/09                                     325            361
Isle of Capri Casinos
    8.750%, 04/15/09                                     225            231
John Q Hammons
    8.875%, 05/15/12                                     350            352
La Quinta Corp.
    7.400%, 09/15/05                                     150            149
Mikohn Gaming Corp.
   11.875%, 08/15/08                                     300            228
Riviera Holdings
   11.000%, 06/15/10                                     125            113
Starwood Hotel Resorts 144A @
    7.375%, 05/01/07                                     100             98
Station Casino
    9.875%, 07/01/10                                     175            190
Turning Stone Casino 144A @
    9.125%, 12/15/10                                     100            102
Venetian Casino LV Sands 144A @
   11.000%, 06/15/10                                     500            523
                                                                  ---------
                                                                      5,951
                                                                  ---------
MACHINERY (DIVERSIFIED)--0.9%
Alfa Laval Special Financial
   12.125%, 11/15/10                                      65             77
Cummins, Inc. 144A @
    9.500%, 12/01/10                                     200            213
Joy Global, Inc.
    8.750%, 03/15/12                                      25             26
Manitowoc Co., Inc. 144A @
   10.500%, 08/01/12                                     125            130
Numatics, Inc.
    9.625%, 04/01/08                                     225            106
Terex Corp.
   10.375%, 04/01/11                                      50             47
                                                                  ---------
                                                                        599
                                                                  ---------
MANUFACTURING--2.8%
Actuant Corp.
   13.000%, 05/01/09                                     390            456
Applied Extrusion Technologies
   10.750%, 07/01/11                                     125             81
Dresser, Inc.
    9.375%, 04/15/11                                     250            251

                                                    PAR             VALUE
                                                   (000)            (000)
-------------------------------------------------------------------------
MANUFACTURING--(CONTINUED)
Foamex LP 144A @
   10.750%, 04/01/09                             $        50      $      35
HCC Industries, Inc.
   10.750%, 05/15/07                                     400            140
Herbst Gaming, Inc.
   10.750%, 09/01/08                                     150            157
International Wire Group, Inc.
   11.750%, 06/01/05                                     600            363
Motors and Gears, Inc.
   10.750%, 11/15/06                                     325            280
                                                                  ---------
                                                                      1,763
                                                                  ---------
MEDICAL SERVICES--1.3%
Conmed Corp.
    9.000%, 03/15/08                                     250            260
Fisher Scientific International
    8.125%, 05/01/12                                     175            181
Insight Health Services
    9.875%, 11/01/11                                     150            144
Vicar Operating, Inc.
    9.875%, 12/01/09                                     225            243
                                                                  ---------
                                                                        828
                                                                  ---------
METAL COMPONENTS & PRODUCTS--1.6%
Gerdua Ameristeel Corp.
    6.500%, 04/30/07                                     300            139
Jorgensen Earle M. Co.
    9.750%, 06/01/12                                     450            458
Trimas Corp. 144A  @
    9.875%, 06/15/12                                     300            297
United States Steel L.L.C.
   10.750%, 08/01/08                                     100             99
                                                                  ---------
                                                                        993
                                                                  ---------
METALS & MINING--2.3%
AK Steel Corp. 144A  @
    7.750%, 06/15/12                                     350            353
Bethlehem Steel
   10.375%, 09/01/03 #                                   200              6
Better Minerals & Aggregates
   13.000%, 09/15/09                                     350            126
Compass Minerals Group
   10.000%, 08/15/11                                     200            219
P&L Coal Holdings Corp.
    8.875%, 05/15/08                                     100            105
Russel Metals, Inc.
   10.000%, 06/01/09                                     300            317
Steel Dynamics, Inc.
    9.500%, 03/15/09                                     300            314
Weirton Steel Corp.
    0.500%, 04/01/08                                     137             14
                                                                  ---------
                                                                      1,454
                                                                  ---------
MISCELLANEOUS CONSUMER PRODUCTS--1.5%
Bally Total Fitness Holdings
    9.875%, 10/15/07                                     100             87
Hasbro, Inc.
    6.600%, 07/15/28                                      50             41
Hedstrom Holdings, Inc. ~
   12.000%, 06/01/09                                      50              -
Jostens, Inc.
   12.750%, 05/01/10                                     450            511
Luscar Coal Ltd.
    9.750%, 10/15/11                                     125            134
Simmons Co.
   10.250%, 03/15/09                             $       150      $     159
                                                                  ---------
                                                                        932
                                                                  ---------
OFFICE EQUIPMENT & SERVICES--0.5%
IPC Acquisition Corp.
   11.500%, 12/15/09                                     350            301
                                                                  ---------
OIL & GAS--1.9%
Chesapeake Energy Corp.
    9.000%, 08/15/12                                     150            159
Encore Acquisition Co. 144A @
    8.375%, 06/15/12                                     100            104
Forest Oil Corp.
   10.500%, 01/15/06                                     200            211
Hanover Equipment Trust 144A @
    8.750%, 09/01/11                                     175            169
Magnum Hunter Resources, Inc.
   10.000%, 06/01/07                                     150            157
    9.600%, 03/15/12                                      50             53
Stone Energy Corp.
    8.250%, 12/15/11                                     225            234
Swift Energy Co.
    9.375%, 05/01/12                                      25             24
Westport Resources Corp. 144A @
    8.250%, 11/01/11                                      75             79
                                                                  ---------
                                                                      1,190
                                                                  ---------
PAPER & RELATED PRODUCTS--3.7%
Ainsworth Lumber Co.
   12.500%, 07/15/07                                      75             78
Four M Corp.
   12.000%, 06/01/06                                     375            388
Longview Fibre Co.
   10.000%, 01/15/09                                     450            473
MDP Acquisitions PLC -- (Unit)
   15.500%, 10/01/13                                     100            106
MDP Acquisitions PLC 144A @
    9.625%, 10/01/12                                     300            312
Norampac, Inc.
    9.500%, 02/01/08                                      50             53
Packaged Ice, Inc.
    9.750%, 02/01/05                                     200            156
Packaging Corp. of America
    9.625%, 04/01/09                                     175            188
Paperboard Industries International, Inc.
    8.375%, 09/15/07                                     250            243
Potlatch Corp.
   10.000%, 07/15/11                                     275            301
U.S. Timberlands Klam/Finance
    9.625%, 11/15/07                                      50             30
                                                                  ---------
                                                                      2,328
                                                                  ---------
PRINTING & PUBLISHING--3.0%
Canwest Media, Inc.
   10.625%, 05/15/11                                     200            214
Dex Media East
    9.875%, 11/15/09                                     100            107
Dex Media East L.L.C. 144A @
   12.125%, 11/15/12                                     425            471
K-III Communications Corp.
   10.250%, 06/01/04                                     200            196
    8.500%, 02/01/06                                     300            281

                                                     PAR            VALUE
                                                    (000)           (000)
--------------------------------------------------------------------------
PRINTING & PUBLISHING--(CONTINUED)
Mail-Well, Inc.
    9.625%, 03/15/12                             $        25      $      22
Quebecor Media, Inc.
   11.125%, 07/15/11                                     175            161
Sun Media Corp.
    9.500%, 02/15/07                                     275            282
Transwestern Holdings, LP
   11.875%, 11/15/08                                     112            118
Transwestern Publishing Capital Corp.
    9.625%, 11/15/07                                      50             52
                                                                  ---------
                                                                      1,904
                                                                  ---------
REAL ESTATE--0.5%
LNR Property Corp.
   10.500%, 01/15/09                                     300            303
                                                                  ---------
RENTAL AUTO - EQUIPMENT--1.1%
Universal Compression, Inc.
    9.107%**, 02/15/08                                   700            721
                                                                  ---------

RESTAURANTS--0.2%
Foodmaker, Inc.
    8.375%, 04/15/08                                     100            101
                                                                  ---------

RETAIL--3.2%
Amerigas Partner Eagle Financial
    8.875%, 05/20/11                                     350            364
Amerigas Partner Eagle Financial 144A @
    8.875%, 05/20/11                                      75             78
Amerigas Partner L.P.
   10.000%, 04/15/06                                     250            264
Dillards, Inc.
    7.375%, 06/01/06                                     150            149
Ferrellgas Partners LP
    8.750%, 06/15/12                                     325            336
Gap, Inc.
    9.900%, 12/15/05                                     300            319
Gap, Inc.
   10.550%, 12/15/08                                     325            354
Jitney-Jungle Stores of America, Inc. ~
   12.000%, 03/01/06 #                                   250              -
   10.375%, 09/15/07 #                                   250              -
Yum! Brands, Inc.
    7.700%, 07/01/12                                     150            156
                                                                  ---------
                                                                      2,020
                                                                  ---------
SATELLITES--0.0%
Orbital Imaging Corp.
   11.625%, 03/01/05 #                                   100             15
                                                                  ---------
SERVICES--1.3%
AP Holdings, Inc.
   10.377%**, 03/15/08                                   200             32
Avis Group Holdings, Inc.
   11.000%, 05/01/09                                     150            164
Global Imaging Systems, Inc.
   10.750%, 02/15/07                                     350            350
Iron Mountain, Inc.
    8.750%, 09/30/09                                     125            129
    8.250%, 07/01/11                                      75             77
Sitel Corp.
    9.250%, 03/15/06                                      75             69
                                                                  ---------
                                                                        821
                                                                  ---------
SPECIALTY CHEMICALS--0.7%
Kronos International, Inc.
    8.875%, 06/30/09                             $       125      $     132
Resolution Performance Products L.L.C. 144A @
   13.500%, 11/15/10                                     150            158
Salt Holding Corp., Inc. 144A @
    6.287%**, 12/15/12                                   300            162
                                                                  ---------
                                                                        452
                                                                  ---------
SPECIFIED PURPOSE HOLDING COMPANIES--2.0%
Advance Holding Corp.
    3.714%**, 04/15/09                                   275            282
American Acheivement Corp.
   11.625%, 01/01/07                                     125            133
Chukchansi Economic Development Auth. 144A @
   14.500%, 06/15/09                                     175            175
Meditrust 144A @
    7.114%, 08/15/04                                     175            175
National Waterworks, Inc. 144A @
   10.500%, 12/01/12                                     225            235
P&L Coal Holdings Corp.
    9.625%, 05/15/08                                     250            264
                                                                  ---------
                                                                      1,264
                                                                  ---------
TELECOMMUNICATIONS--3.8%
AT&T Wireless Services, Inc.
    7.875%, 03/01/11                                     100            101
    8.125%, 05/01/12                                     175            176
Avaya, Inc.
   11.125%, 04/01/09                                      25             23
Dobson Communications
   10.875%, 07/01/10                                      50             42
Echostar DBS Corp.
   10.375%, 10/01/07                                      50             54
    9.125%, 01/15/09                                     625            658
Insight Midwest
   10.500%, 11/01/10                                      50             49
Nextel Communications
   10.650%, 09/15/07                                     575            549
Nextel Partners, Inc.
   12.500%, 11/15/09                                     200            180
Qwest Corp. 144A @
    8.875%, 03/15/12                                     100             97
Rogers Cantel, Inc.
    8.800%, 10/01/07                                      25             21
Tritel PCS, Inc.
   10.375%, 01/15/11                                     150            161
Worldcom, Inc. 144A @
    7.375%, 01/15/06 #                                   600            141
XM Satellite Radio, Inc.
   14.000%, 03/15/10                                     175            119
                                                                  ---------
                                                                      2,371
                                                                  ---------
TEXTILES & APPAREL--2.1%
Collins & Aikman Floor Coverings, Inc.
    9.750%, 02/15/10                                     300            300
Dan River, Inc.
   10.125%, 12/15/03                                     525            407
Dyersburg Corp.
    9.750%, 09/01/07 #                                   450              -
Interface, Inc.
   10.375%, 02/01/10                                     300            291
Levi Strauss & Co.
   11.625%, 01/15/08                                     175            171

                                                     PAR            VALUE
                                                    (000)          (000)
----------------------------------------------------------------------------
TEXTILES & APPAREL--(CONTINUED)
Levi Strauss & Co. 144A @
   12.250%, 12/15/12                             $       150      $     147
                                                                  ---------
                                                                      1,316
                                                                  ---------
TRANSPORTATION--2.3%
Greyhound Lines
   11.500%, 04/15/07                                     150            105
Northwest Airlines, Inc.
    9.875%, 03/15/07                                     100             64
Petro Stopping Centers
   10.500%, 02/01/07                                     550            512
Petroleum Helicopters
    9.375%, 05/01/09                                     200            210
Stena AB 144A @
    9.625%, 12/01/12                                      50             52
Travelcenters of America
   12.750%, 05/01/09                                     500            530
                                                                  ---------
                                                                      1,473
                                                                  ---------
UTILITIES--0.6%
Synagro Technologies, Inc.
    9.500%, 04/01/09                                     350            365
                                                                  ---------
WASTE MANAGEMENT--0.1%
IESI Corp. 144A @
   10.250%, 06/15/12                                      75             72
                                                                  ---------
WIRELESS COMMUNICATIONS--1.5%
Alamosa PCS Holdings, Inc.
   22.080%**, 02/15/10                                    50              9
Alaska Communications
    9.375%, 05/15/09                                     350            250
Nextel International, Inc.
    1.915%**, 02/15/08                                   125            114
    9.375%, 11/15/09                                      25             23
Rogers Cantel, Inc.
    9.375%, 06/01/08                                     150            141
    9.750%, 06/01/16                                     175            158
Telecorp PCS, Inc.
   10.625%, 07/15/10                                      25             27
Triton PCS, Inc.
    7.237%**, 05/01/08                                   225            187
Ubiquitel Operating Co.
    9.383%**, 04/15/10                                   300             18
                                                                  ---------
                                                                        927
                                                                  ---------
TOTAL CORPORATE BONDS
(COST $60,052)                                                       58,124
                                                                  ---------
                                                   NUMBER
                                                  OF SHARES
-------------------------------------------------------------------------
COMMON STOCKS--0.3%
Adelphia Business Solutions, Inc.*                     2,490              -
Globix Corp.*                                          4,587              9
Granite Broadcasting Corp.*                           13,000             27
Hedstrom Holdings, Inc. 144A *@~                       6,065              -
Mariner Health Care, Inc.*                               381              2
Microcell Telecommunications, Inc.*                    1,117              -
NII Holdings, Inc.*                                      619              7
Pathmark Stores, Inc.*                                 1,532              8
R.H. Donnelley Corp.*                                  4,000            117
Safelite Glass Corp.*~                                 1,935              -
Safelite Realty Corp.*~                                  130              -
                                                                  ---------
TOTAL COMMON STOCKS
(Cost $1,408)                                                           170
                                                                  ---------
                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
-------------------------------------------------------------------------
PREFERRED STOCKS--4.5%
BROADCAST/MEDIA--1.7%
Cumulus Media, Inc. 13.750%                              327      $     356
Granite Broadcasting 12.750% *                           541            289
Paxson Communications Corp. 13.250% * @                   41              2
Sinclair Capital 11.625%                               3,850            408
                                                                  ---------
                                                                      1,055
                                                                  ---------
CABLE OPERATORS--1.3%
CSC Holdings, Inc. 11.125%                             2,117            201
CSC Holdings, Inc. 11.750%                             6,359            591
                                                                  ---------
                                                                        792
                                                                  ---------
CHEMICALS--0.1%
Avecia Group PLC 16.000%*                              7,560             91
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--0.0%
Rhythms Netconnections, Inc. 144A 6.750% *@            1,700              -
                                                                  ---------
ELECTRIC UTILITIES--0.7%
Bank United Capital Trust 10.250% *                      125            125
TNP Enterprises, Inc. 14.500% *                        5,110            332
                                                                  ---------
                                                                        457
                                                                  ---------
INDUSTRIAL - OTHER--0.4%
Anvil Holdings, Inc. 13.000% *                        13,020            234
Weirton Steel 0.000%*                                  2,250              2
                                                                  ---------
                                                                        236
                                                                  ---------
LONG DISTANCE--0.0%
Global Crossing Holdings, Ltd. 10.500%*#               3,210              2
                                                                  ---------
WIRELESS COMMUNICATIONS--0.2%
Dobson Communications Corp. 12.250% *                    104             49
Dobson Communications Corp. 12.250% *                    109             51
Rural Cellular Corp. 11.375% *                           208             52
                                                                  ---------
                                                                        152
                                                                  ---------
WIRELINE COMMUNICATIONS--0.1%
E. Spire Communications, Inc. 12.750% * #              2,198              -
Pegasus Satellite 12.750% *                              296             70
XO Communications, Inc. 14.000% *#                     5,520              -
                                                                  ---------
                                                                         70
                                                                  ---------
TOTAL PREFERRED STOCKS
(COST $4,488)                                                         2,855
                                                                  ---------
                                                  NUMBER OF
                                                  WARRANTS
-------------------------------------------------------------------------
WARRANTS--0.0%
Allegiance Telecom, Inc. 144A * @                        250              -
Asat Finance 144A * @                                    100              -
Cybernet Internet Services 144A * @                      150              -
Hedstrom Holdings Warrants * ~                           258              -
Horizon PCS, Inc. 144A *                                 350              -
IPCS, Inc. 144A *@                                       300              -
Jostens, Inc. 144A *@                                    200              7
KMC Telecom Holdings, Inc. 144A * @                      200              -
Leap Wireless International 144A *@                      275              -
Mariner Health Care*                                     360              -
Mikohn Gaming Corp. 144A *@                              300              -
Pathmark Stores, Inc. * @                              2,350              2
Safelite Glass Corp. Class A * @~                      4,743              -
Safelite Glass Corp. Class B * @~                      3,162              -
SW Acquistion 144A *@                                    200              5
Travelcenters of America 144A *@                       1,800             18
Ubiquitel, Inc. 144A *@                                  900              -
UIH Australia *                                          175              -
                                                                  ---------
TOTAL WARRANTS
(COST $162)                                                              32
                                                                  ---------

                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.8%
T. Rowe Price Reserve Investment Fund
  (Cost $479)                                        478,519      $     479
                                                                  ---------

TOTAL INVESTMENTS--97.5%
(COST $66,589) (a)                                                   61,660

OTHER ASSETS IN EXCESS
  OF LIABILITIES--2.5%                                                1,552
                                                                  ---------

NET ASSETS APPLICABLE TO 9,326,747
SHARES OF COMMON STOCK
ISSUED AND OUTSTANDING--100.0%                                    $  63,212
                                                                  =========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                        $    6.78
                                                                  =========

* Non-Income Producing Security
** Effective Yield
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.
~ Security valued in accorance with fair valuation procedures approved by the Board of Trustees.
# Security in Default

(a) At December 31, 2002, the cost for Federal income tax purposes was $66,647,773. Net unrealized depreciation was ($4,987,690). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,605,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($7,593,242).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE GROWTH EQUITY FUND

                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
----------------------------------------------------------------------------
COMMON STOCKS--80.2%
AEROSPACE & DEFENSE--3.9%
General Dynamics Corp.                                50,000      $   3,968
                                                                  ---------
COMPUTER- INTERNET SERVICES & SOFTWARE--4%
Symantec Corp.*                                      100,000          4,051
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--10.2%
Affiliated Computer Services, Inc.*                  100,000          5,265
Microsoft Corp.*                                     100,000          5,170
                                                                  ---------
                                                                     10,435
                                                                  ---------
COSMETICS & TOILETRIES--2.1%
Procter & Gamble Co.                                  25,000          2,148
                                                                  ---------
DIVERSIFIED OPERATIONS--8.7%
3M Co.                                                25,000          3,082
General Electric Co.                                 100,000          2,435
Tyco International Ltd.                              200,000          3,416
                                                                  ---------
                                                                      8,933
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--4.4%
L-3 Communications Holdings, Inc.*                   100,000          4,491
                                                                  ---------
ENTERTAINMENT--3.2%
Fox Entertainment Group, Inc.*                       125,000          3,241
                                                                  ---------
FINANCE--5.1%
Citigroup, Inc.                                      150,000          5,279
                                                                  ---------
HEALTHCARE--10.9%
HCA - The Healthcare Corp.                           100,000          4,150
Tenet Healthcare Corp.*                              175,000          2,870
UnitedHealth Group, Inc.                              50,000          4,175
                                                                  ---------
                                                                     11,195
                                                                  ---------
INSURANCE--3.1%
Anthem, Inc.*                                         50,000          3,145
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--4.7%
Amgen, Inc.*                                         100,000          4,834
                                                                  ---------
PHARMACEUTICALS--16.5%
Amerisourcebergen Corp.                               75,000          4,073
Johnson & Johnson                                     75,000          4,028
Merck & Co., Inc.                                     75,000          4,246
Pfizer, Inc.                                         150,000          4,586
                                                                  ---------
                                                                     16,933
                                                                  ---------
RETAIL--3.4%
AutoZone, Inc.*                                       25,000          1,766
Bed, Bath & Beyond, Inc.*                             50,000          1,727
                                                                  ---------
                                                                      3,493
                                                                  ---------

TOTAL COMMON STOCKS
  (COST $87,097)                                                     82,146
                                                                  ---------

SHORT-TERM INVESTMENTS--6.0%
BlackRock Provident Institutional
    Funds - TempCash                               3,081,773      $   3,082
BlackRock Provident Institutional
    Funds - TempFund                               3,081,773          3,082
                                                                  ---------

TOTAL SHORT-TERM INVESTMENTS                                          6,164
                                                                  ---------
 (COST $6,164)

TOTAL INVESTMENTS--86.2%
 (COST $93,261)(a)                                                   88,310

OTHER ASSETS IN EXCESS
  OF LIABILITES--13.8%                                               14,108
                                                                  ---------

NET ASSETS APPLICABLE TO 10,436,798
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                   $ 102,418
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
                                                                  $    9.81
------------------------------------------------                  =========

*Non-Income Producing Security

(a) At December 31, 2002, the cost for Federal income tax purposes was $96,856,999. Net unrealized depreciation was ($8,546,703). This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($8,546,703).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE LARGE CAP VALUE FUND

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
COMMON STOCKS--94.7%
AEROSPACE & DEFENSE--1.6%
Boeing Co.                                            27,400      $     904
Lockheed Martin Corp.                                 12,300            710
Northrop Grumman Corp.                                10,500          1,018
Rockwell Collins, Inc.                                18,600            433
                                                                  ---------
                                                                      3,065
                                                                  ---------
BANKING--12.2%
Bank of America Corp.                                 61,000          4,244
Bank of New York Co., Inc.                            50,500          1,210
Banknorth Group, Inc.                                 16,900            382
BB&T Corp.                                            23,600            873
Charter One Financial, Inc.                           51,995          1,494
Comerica, Inc.                                        61,200          2,646
Compass Bancshares, Inc.                              15,500            485
M&T Bank Corp.                                        11,800            936
Mellon Financial Corp.                                45,900          1,198
SouthTrust Corp.                                       7,900            196
TCF Financial Corp.                                    5,200            227
U.S. Bancorp                                         199,914          4,242
Wachovia Corp.                                        67,000          2,441
Wells Fargo & Co.                                     23,800          1,115
Zions Bancorp.                                        33,600          1,322
                                                                  ---------
                                                                     23,011
                                                                  ---------
BROADCAST/MEDIA--2.9%
Comcast Corp. *                                      111,500          2,519
Liberty Media Corp.*                                 242,816          2,171
USA Interactive*                                      36,000            825
                                                                  ---------
                                                                      5,515
                                                                  ---------
CHEMICALS--2.1%
Dow Chemical Co.                                      59,400          1,764
Engelhard Corp.                                       52,700          1,178
PPG Industries, Inc.                                   7,600            381
Rohm & Haas Co.                                       16,900            549
                                                                  ---------
                                                                      3,872
                                                                  ---------
COMPUTER - NETWORK PRODUCTS & SERVICES--0.3%
Sun Microsystems, Inc.*                              145,700            453
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--1.5%
BMC Software, Inc.*                                   63,500          1,086
Computer Associates International, Inc.               88,900          1,200
NCR Corp.*                                            25,000            593
                                                                  ---------
                                                                      2,879
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--2.7%
Hewlett-Packard Co.                                  183,574          3,187
International Business Machines Corp.                 14,600          1,131
Lexmark International Group, Inc.*                    11,800            714
                                                                  ---------
                                                                      5,032
                                                                  ---------
CONSUMER PRODUCTS--3.0%
Fortune Brands, Inc.                                  38,600          1,795
Philip Morris Cos., Inc.                              81,200          3,291
Whirlpool Corp.                                        9,900            517
                                                                  ---------
                                                                      5,603
                                                                  ---------
CONTAINERS--1.4%
Smurfit-Stone Container Corp.*                        83,500          1,285
Sonoco Products Co.                                   58,100          1,332
                                                                  ---------
                                                                      2,617
                                                                  ---------
COSMETICS & TOILETRIES--1.3%
Colgate-Palmolive Co.                                 15,600            818
Kimberly-Clark Corp.                                  34,100          1,619
                                                                  ---------
                                                                      2,437
                                                                  ---------
DIVERSIFIED OPERATIONS--1.7%
Eaton Corp.                                            5,100      $     398
Honeywell International, Inc.                         40,300            967
Pall Corp.                                            11,600            193
Sara Lee Corp.                                        13,000            293
Tyco International Ltd.                               78,200          1,336
                                                                  ---------
                                                                      3,187
                                                                  ---------
ELECTRIC PRODUCTS--0.7%
Emerson Electric Co.                                  23,900          1,215
                                                                  ---------

ELECTRONIC COMPONENTS & SEMICONDUCTORS--1.0%
Agilent Technologies, Inc.*                           44,200            794
Celestica, Inc.*                                      30,700            433
Flextronics International, Ltd. *                     89,000            729
                                                                  ---------
                                                                      1,956
                                                                  ---------
ENERGY RESOURCES & SERVICES--5.9%
Centerpoint Energy, Inc.                              68,900            586
Cinergy Corp.                                         28,366            956
Constellation Energy Group                            15,700            437
Dominion Resources, Inc.                              21,200          1,164
DPL, Inc.                                             65,400          1,003
DTE Energy Co.                                         9,500            441
Edison International*                                 49,700            589
Entergy Corp.                                         40,200          1,833
FirstEnergy Corp.                                     19,500            643
Northeast Utilities                                   40,700            617
Peabody Energy Corp.                                  18,000            526
PG&E Corp.*                                           41,100            571
PPL Corp.                                              7,500            260
Progress Energy, Inc.                                 33,400          1,448
                                                                  ---------
                                                                     11,074
                                                                  ---------
ENTERTAINMENT & LEISURE--1.4%
Royal Caribbean Cruises Ltd.                          49,800            832
The Walt Disney Co.                                  106,200          1,732
                                                                  ---------
                                                                      2,564
                                                                  ---------
FINANCE--12.6%
Ambac Financial Group, Inc.                            6,100            343
CIT Group, Inc.                                       33,700            661
Citigroup, Inc.                                      209,816          7,383
Federal Home Loan Mortgage Corp.                      38,500          2,273
Federal National Mortgage Association                 29,487          1,897
GreenPoint Financial Corp.                            20,000            904
Household International, Inc.                         22,900            637
J.P. Morgan Chase & Co.                               89,200          2,141
Lehman Brothers Holdings, Inc.                         6,600            352
MBIA, Inc.                                            21,200            930
MBNA Corp.                                            25,750            490
Merrill Lynch & Co., Inc.                             55,300          2,099
Morgan Stanley Dean Witter & Co.                      39,200          1,565
Washington Mutual, Inc.                               58,400          2,017
                                                                  ---------
                                                                     23,692
                                                                  ---------
FOOD AND BEVERAGES--2.0%
Coca-Cola Enterprises, Inc.                           25,200            547
Del Monte Foods Co. *                                 17,238            133
Heinz (H.J.) Co.                                      38,600          1,269
Kraft Foods, Inc.                                     26,000          1,012
Pepsi Bottling Group, Inc.                            28,000            720
                                                                  ---------
                                                                      3,681
                                                                  ---------

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
-------------------------------------------------------------------------
HEALTHCARE--0.6%
HCA - The Healthcare Corp.                            27,300      $   1,133
                                                                  ---------
HOTELS & RESORTS--0.4%
Marriott International, Inc.                          24,000            789
                                                                  ---------
INSTRUMENTS - CONTROLS--0.6%
Parker-Hannifin Corp.                                 24,500          1,130
                                                                  ---------
INSURANCE--6.8%
ACE Ltd.                                              61,600          1,807
American International Group, Inc.                    26,200          1,516
Aon Corp.                                             21,100            399
Berkshire Hathaway, Inc.*                                634          1,536
CIGNA Corp.                                           14,200            584
Hartford Financial Services Group, Inc.               17,500            795
Radian Group, Inc.                                    47,400          1,761
The PMI Group, Inc.                                   28,300            850
Travelers Property Casualty Corp. Class B*            65,244            956
XL Capital Ltd.                                       34,500          2,665
                                                                  ---------
                                                                     12,869
                                                                  ---------
MACHINERY & HEAVY EQUIPMENT--0.3%
Dover Corp.                                           22,100            644
                                                                  ---------
MANUFACTURING--0.9%
Ingersoll Rand Co. Ltd.                               39,600          1,705
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--0.2%
Baxter International, Inc.                            13,100            367
                                                                  ---------
OIL & GAS--10.8%
BJ Services Co.*                                      15,200            491
BP Amoco plc ADR                                      50,300          2,045
Burlington Resources, Inc.                            16,000            682
ConocoPhillips                                        56,267          2,723
El Paso Corp.                                         53,100            370
Exxon Mobil Corp.                                    233,500          8,158
GlobalSantaFe Corp.                                   19,300            469
Noble Corp.*                                          13,900            489
Royal Dutch Petroleum Co. ADR                         27,000          1,189
Total Fina Elf SA ADR                                 26,900          1,923
Unocal Corp.                                          56,600          1,731
                                                                  ---------
                                                                     20,270
                                                                  ---------
PAPER AND RELATED PRODUCTS--0.9%
Abitibi-Consolidated, Inc.                            71,200            549
Boise Cascade Corp.                                   23,100            583
Weyerhaeuser Co.                                      12,700            625
                                                                  ---------
                                                                      1,757
                                                                  ---------
PHARMACEUTICALS--3.3%
Abbott Laboratories                                   39,900          1,596
Amerisourcebergen Corp.                                6,900            375
King Pharmaceuticals, Inc.*                           56,500            971
Merck & Co., Inc.                                     16,500            934
Pharmacia Corp.                                       46,700          1,952
Wyeth                                                 10,000            374
                                                                  ---------
                                                                      6,202
                                                                  ---------
PRINTING & PUBLISHING--0.5%
Knight-Ridder, Inc.                                    8,500            538
Valassis Communications, Inc.*                        13,400            394
                                                                  ---------
                                                                        932
                                                                  ---------
RESTAURANTS--0.8%
McDonald's Corp.                                      67,700      $   1,089
Yum! Brands, Inc.*                                    16,900            409
                                                                  ---------
                                                                      1,498
                                                                  ---------
RETAIL--3.0%
Federated Department Stores, Inc.*                    16,100            463
Kroger Co.*                                           31,200            482
Limited Brands, Inc.                                  43,600            607
Office Depot, Inc.*                                   70,300          1,038
Penney (J.C.) Co., Inc.                               88,600          2,039
TJX Cos., Inc.                                        53,300          1,040
                                                                  ---------
                                                                      5,669
                                                                  ---------
SERVICE - CONSULTING--0.1%
Bearingpoint, Inc.                                    39,300            271
                                                                  ---------
TELECOMMUNICATIONS--6.9%
AT&T Wireless Services, Inc.*                         60,500            342
BellSouth Corp.                                       90,200          2,333
Qwest Communications International, Inc.*            121,900            609
SBC Communications, Inc.                             156,500          4,243
Sprint Corp.                                          40,700            589
Verizon Communications                               127,200          4,929
                                                                  ---------
                                                                     13,045
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--2.2%
Canadian National Railway Co.                         16,400            682
Union Pacific Corp.                                   59,145          3,541
                                                                  ---------
                                                                      4,223
                                                                  ---------
WASTE MANAGEMENT--1.6%
Republic Services, Inc.*                              96,900          2,033
Waste Management, Inc.                                40,600            931
                                                                  ---------
                                                                      2,964
                                                                  ---------
WHOLESALE DISTRIBUTOR--0.5%
Grainger (W.W.), Inc.                                 18,500            955
                                                                  ---------

TOTAL COMMON STOCKS
  (COST $190,359)                                                   178,276
                                                                  ---------
PREFERRED STOCKS--1.3%
Anthem, Inc.                                          10,182            791
Ford Motor Co. Cap Trust II                           29,305          1,197
Motorola Inc.                                         16,903            541

TOTAL PREFERRED STOCKS
  (COST $2,887)                                                       2,529
                                                                  ---------

REAL ESTATE INVESTMENT TRUSTS (REITS)--1.4%
APARTMENTS--0.8%
Archstone Smith Trust                                 24,800            584
Equity Residential                                    39,100            961
                                                                  ---------
                                                                      1,545
                                                                  ---------
OFFICE PROPERTY--0.6%
Equity Office Properties Trust                        46,300          1,157
                                                                  ---------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
  (COST $2,784)                                                       2,702
                                                                  ---------

                                                     PAR           VALUE
                                                    (000)          (000)
---------------------------------------------------------------------------
CONVERTIBLE BONDS--1.0%
Freeport-McMoRan Copper & Gold, Inc. 144A @
    8.250%, 01/31/06                             $   238,000      $     338
Freeport-McMoRan Copper & Gold, Inc.
    8.250%, 01/31/06                                  42,000             60
Rite Aid
    4.750%, 12/01/06                                 557,000            443
Service Corp.  International
    6.750%, 06/22/08                               1,178,000          1,050
                                                                  ---------

TOTAL CONVERTIBLE BONDS
(COST $1,860)                                                         1,891
                                                                  ---------

                                                  NUMBER OF
                                                   SHARES
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.1%
BlackRock Provident Institutional
    Funds- TempCash                                1,933,013          1,933
BlackRock Provident Institutional Funds
    Funds - TempFund                               1,933,014          1,933
                                                                  ---------

TOTAL SHORT-TERM INVESTMENTS
(COST $3,866)                                                         3,866
                                                                  ---------

TOTAL INVESTMENTS--100.5%
(COST $201,756)                                                     189,264

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(0.5%)                                            (1,018)
                                                                  ---------

NET ASSETS APPLICABLE TO 13,477,501
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $ 188,246
                                                                  =========

NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                       $   13.97
                                                                  =========

-------------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

(a) At December 31, 2002, the cost for Federal income tax purposes was $203,798,680. Net unrealized depreciation was ($14,534,656). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,326,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($26,860,910).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE FLEXIBLY MANAGED FUND

                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
----------------------------------------------------------------------------
COMMON STOCKS--64.8%
BROADCAST/MEDIA--2.1%
Comcast Corp.-Class A*                               180,513      $   4,255
Meredith Corp.                                       171,000          7,030
                                                                  ---------
                                                                     11,285
                                                                  ---------
CHEMICALS--5.9%
Agrium, Inc.                                         531,000          6,006
Cabot Corp.                                           80,300          2,131
Dow Chemical Co.                                     100,000          2,970
Du Pont (E.I.) de Nemours and Co.                     51,000          2,162
Great Lakes Chemical Corp.                           288,000          6,877
Hercules, Inc.                                        55,000            484
Imperial Chemical Industries ADR                     215,000          3,094
Octel Corp.                                          453,000          7,157
                                                                  ---------
                                                                     30,881
                                                                  ---------
COMPUTER - NETWORK PRODUCTS & SERVICES--0.7%
Electronic Data Systems Corp.                        211,000          3,889
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--1.4%
Hewlett-Packard Co.                                  423,000          7,343
                                                                  ---------
CONSUMER PRODUCTS--2.4%
Fortune Brands, Inc.                                 122,000          5,674
Philip Morris Cos., Inc.                             175,000          7,093
                                                                  ---------
                                                                     12,767
                                                                  ---------
CONTAINERS--0.1%
Longview Fibre Co.*                                   84,000            607
                                                                  ---------
DIVERSIFIED OPERATIONS--2.9%
3M Co.                                                44,000          5,425
Honeywell International, Inc.                        219,000          5,256
Tyco International Ltd.                              267,500          4,569
                                                                  ---------
                                                                     15,250
                                                                  ---------
ELECTRIC - INTEGRATED--0.6%
NiSource, Inc.                                       158,000          3,160
                                                                  ---------
ENERGY RESOURCES & SERVICES--5.1%
Duke Energy Corp.                                    194,000          3,791
FirstEnergy Corp.                                    268,565          8,855
Great Plains Energy, Inc.                             86,500          1,979
Pinnacle West Capital Corp.                           41,800          1,425
TXU Corp.                                            225,000          4,203
Unisource Energy Corp.                               372,000          6,432
                                                                  ---------
                                                                     26,685
                                                                  ---------
ENTERTAINMENT & LEISURE--0.5%
The Walt Disney Co.                                  161,000          2,626
                                                                  ---------
FINANCIAL SERVICES - DIVERSIFIED--0.9%
Prudential Financial Inc.                            151,000          4,793
                                                                  ---------
HOTELS & GAMING--0.6%
Mandalay Resort Group*                                96,000          2,939
                                                                  ---------
HOTELS & RESORTS--0.6%
Marriott International, Inc.                          96,000          3,156
                                                                  ---------
HOUSEWARES--0.1%
National Presto Industries, Inc.                      26,000            764
                                                                  ---------
INSURANCE--5.6%
Leucadia National Corp.                               50,000      $   1,865
Loews Corp.                                          183,000          8,136
Mutual Risk Management Ltd.                          158,000              6
SAFECO Corp.                                         279,000          9,673
St. Paul Cos., Inc.                                  113,100          3,851
Unitrin, Inc.                                         27,500            804
White Mountains Insurance Group, Inc.                 16,000          5,168
                                                                  ---------
                                                                     29,503
                                                                  ---------
MEDIA & COMMUNICATIONS--0.6%
AOL Time Warner*                                     248,000          3,249
                                                                  ---------
METAL COMPONENTS & PRODUCTS--1.0%
Phelps Dodge Corp.*                                  171,000          5,412
                                                                  ---------
METALS & MINING--5.2%
Newmont Mining Corp.                                 682,200         19,804
Placer Dome, Inc.                                     48,000            552
Potash Corp. of Saskatchewan, Inc.                   106,000          6,741
                                                                  ---------
                                                                     27,097
                                                                  ---------
OIL & GAS--8.0%
Amerada Hess Corp.                                   244,000         13,432
ChevronTexaco Corp.                                   55,440          3,686
Devon Energy Corp.                                    50,995          2,341
El Paso Corp.                                        373,000          2,596
Imperial Oil Ltd.                                    202,000          5,797
Marathon Oil Corp.                                   272,000          5,791
Murphy Oil Corp.                                     192,000          8,227
                                                                  ---------
                                                                     41,870
                                                                  ---------
PAPER & RELATED PRODUCTS--1.0%
Meadwestvaco Corp.                                    34,000            840
Potlatch Corp.                                       146,000          3,486
Weyerhaeuser Co.                                      19,000            935
                                                                  ---------
                                                                      5,261
                                                                  ---------
PHARMACEUTICALS--4.9%
Bristol-Myers Squibb Co.                             187,000          4,329
Merck & Co., Inc.                                    191,000         10,812
Schering-Plough Corp.                                340,000          7,548
Wyeth                                                 77,000          2,880
                                                                  ---------
                                                                     25,569
                                                                  ---------
PRINTING & PUBLISHING--3.8%
Donnelley (R.R.) & Sons Co.                          131,000          2,852
New York Times Co.                                    98,000          4,482
Reader's Digest Association, Inc.                    155,000          2,340
Washington Post Co.                                   13,900         10,258
                                                                  ---------
                                                                     19,932
                                                                  ---------
RETAIL--2.7%
CVS Corp.                                            175,000          4,370
Gap, Inc.                                            295,000          4,578
Hasbro, Inc.                                         232,000          2,680
Nordstrom, Inc.                                       53,000          1,005
Petrie Stores Corp.*                               1,380,000          1,380
                                                                  ---------
                                                                     14,013
                                                                  ---------
TELECOMMUNICATIONS--3.2%
AT&T Corp.                                           111,600          2,914
Sprint Corp.                                         326,000          4,720
Verizon Communications                               239,000          9,261
                                                                  ---------
                                                                     16,895
                                                                  ---------

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
----------------------------------------------------------------------------
TOBACCO--0.3%
Loews Group - Carolina Group                          88,000      $   1,784
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--3.6%
Burlington Northern Santa Fe Corp.                   182,000          4,734
Overseas Shipholding Group, Inc.                     116,000          2,076
Ryder System, Inc.                                   545,000         12,230
                                                                  ---------
                                                                     19,040
                                                                  ---------
WASTE MANAGEMENT--1.0%
Waste Management, Inc.                               239,000          5,478
                                                                  ---------
TOTAL COMMON STOCKS
  (COST $303,043)                                                   341,248
                                                                  ---------
PREFERRED STOCKS--11.2%
Baxter International, Inc. 7.00%*                     16,000            802
Cummins Cap. Trust 7.00%                              30,000          1,339
El Paso Energy Capital Trust I 4.75%                  39,000            710
Entergy Gulf States Utilities, Inc.7.00%               6,865            343
Ford Motor Co. Cap Trust II  6.50%                   150,000          6,127
Hercules Trust II 6.50%                               25,000          1,124
Lucent Technologies Inc. 8.00% *                     102,000          5,023
Newell Financial Trust 5.25%                          86,000          3,881
Owens - Illinois, Inc. 4.75%                         133,100          3,527
Pacific Gas & Electric 6.30%*                          7,500            178
Rouse Co. 6.00%                                      236,000         10,863
Sealed Air Corp. 4.00%                                53,000          2,258
Southern Cal Ed. 6.05%                                 2,600            221
Travelers Property Casualty Corp. 4.50%               55,000          1,229
Union Pacific Capital Trust 6.25%                    254,000         13,017
Unocal Corp.6.25%                                    166,000          8,487
                                                                  ---------
TOTAL PREFERRED STOCKS
  (COST $62,658)                                                     59,129
                                                                  ---------
FOREIGN STOCK--0.2%
Bergesen D.Y. AS Cl-A
  (COST $955)                                         52,050            992
                                                                  ---------
RIGHTS--0.0%
Hills Stores Co. *~
  (COST $0)                                           93,000             -
                                                                  ---------

                                                    PAR
                                                   (000)
----------------------------------------------------------------------------
AGENCY OBLIGATIONS--1.8%
Federal National Mortgage Assocation
    4.750% , 11/14/03                            $     4,500          4,633
    5.125% , 02/13/04                                  4,500          4,688
                                                                  ---------

TOTAL AGENCY OBLIGATIONS
  (COST $9,023)                                                       9,321
                                                                  ---------

CORPORATE BONDS--0.5%
BellSouth Telecommunications
    5.850%, 11/15/45                                   1,600          1,508
Potlatch Corp.
   10.000%, 07/15/11                                   1,140          1,248
                                                                  ---------

TOTAL CORPORATE BONDS
   (COST $2,730)                                                      2,756
                                                                  ---------

                                                    PAR             VALUE
                                                   (000)            (000)
----------------------------------------------------------------------------
CONVERTIBLE BONDS--9.7%
Gap Inc.
    5.750%, 03/15/09                             $     1,875      $   2,339
Hilton Hotels Corp.
    5.000%, 05/15/06                                  16,200         15,512
Inco Ltd.
    5.750%, 07/1/04                                   10,800         10,840
Liberty Media
    3.250%, 03/15/31                                   2,800          2,625
Loews Corp.
    3.125%, 09/15/07                                   9,200          8,234
Oak Industries
    4.875%, 03/1/08                                    1,000            603
Sepracor, Inc.
    7.000%, 12/15/05                                   1,450          1,196
    5.000%, 02/15/07                                   1,550            953
Siebel Systems, Inc.
    5.500%, 09/15/06                                   3,100          2,999
Teck Corp.
    3.750%, 07/15/06                                   7,050          6,028
                                                                  ---------
TOTAL CONVERTIBLE BONDS
  (Cost $51,010)                                                     51,329
                                                                  ---------

STEP-UP BONDS--0.4%
Paxson Communications
    8.111 %**, 01/15/09
  (COST $1,983)                                        3,000          1,905
                                                                  ---------

ZERO COUPON BONDS--9.8%
America Online, Inc.
    4.644%**, 12/6/19                                  5,300          2,915
Corning, Inc.
    5.585%**, 11/8/15                                 12,150          6,804
Electronic Data Systems , Inc.
    1.720%**, 10/10/21                                 2,697          2,050
Inco, Ltd. 144A @
    3.566%**, 03/29/21                                   950            636
Lowe's Companies, Inc. 144A @
    2.760%**, 02/16/21                                 1,300            959
Motorola, Inc.
    3.169%**, 09/27/13                                 5,745          4,258
Roche Holdings, Inc.
    7.852%**, 04/20/10                                12,000          7,335
    3.905%**, 07/25/21                                32,550         17,375
Roche Holdings, Inc. 144A
    7.643%**, 05/06/12 @                               1,900          1,107
Tyco International
    2.371%**, 02/12/21                                 5,750          4,334
USF & G  Corp.
    4.886%**, 03/03/09                                 4,784          3,702
                                                                  ---------

TOTAL ZERO COUPON BONDS
      (COST $49,221)                                                 51,475
                                                                  ---------

                                                   NUMBER
                                                  OF SHARES
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.5%
T. Rowe Price Reserve Investment Fund
       (COST $7,649)                               7,648,948          7,649
                                                                  ---------

                                                                   VALUE
                                                                   (000)
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
  (COST $488,272)                                                 $ 525,804

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.1%                                                  765
                                                                  ---------

NET ASSETS APPICABLE TO 28,083,024
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                $ 526,569
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   18.75
                                                                  =========

--------------------------------------------
* Non-Income Producing Security
** Effective Yield
@ Security restricted and/or exempt from registration under Rule 144A of the
    Securities Act of 1933.
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.
ADR - American Depository Receipt

(a) At December 31, 2002, the cost for Federal income tax purposes was $489,859,115. Net unrealized appreciation was $35,945,035. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $75,411,026 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($39,465,991).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE INTERNATIONAL EQUITY FUND

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
----------------------------------------------------------------------------
COMMON STOCKS--98.7%
AUSTRALIA--4.0%
Australia & New Zealand Banking Group Ltd.           262,400      $   2,564
Tabcorp Holdings Ltd.                                275,400          1,652
                                                                  ---------
                                                                      4,216
                                                                  ---------
BRAZIL--1.2%
Souza Cruz SA                                        244,800          1,232
                                                                  ---------
DENMARK--1.9%
Novo Nordisk A/S-B                                    70,200          2,028
                                                                  ---------
FRANCE--1.1%
TotalFina SA-B                                         7,900          1,128
                                                                  ---------
HONG KONG--3.9%
Dah Sing Financial Group                             225,600          1,143
Hong Kong Electric Holdings Ltd.                     355,000          1,343
Kowloon Motor Bus Holdings Ltd.                      362,200          1,598
                                                                  ---------
                                                                      4,084
                                                                  ---------
INDIA--3.1%
Dr. Reddy's Laboratories Ltd. ADR                     82,200          1,589
ITC Ltd. GDR                                         117,100          1,639
                                                                  ---------
                                                                      3,228
                                                                  ---------
IRELAND--3.5%
Bank of Ireland                                      148,100          1,521
Kerry Group PLC                                      162,500          2,174
                                                                  ---------
                                                                      3,695
                                                                  ---------
ITALY--1.4%
Eni SPA +                                             90,300          1,435
                                                                  ---------
JAPAN--7.4%
Honda Motor Co. Ltd. +                                50,200          1,857
Takeda Chemical Industries Ltd. +                     62,100          2,596
Tokyo Gas Company Ltd. +                             601,000          1,884
Sompo Japan Insurance, Inc. +                        248,000          1,448
                                                                  ---------
                                                                      7,785
                                                                  ---------
MEXICO--2.1%
Telefonos de Mexico SA ADR                            67,700          2,165
                                                                  ---------
NETHERLANDS--6.3%
ABN AMRO Holding N.V.                                163,800          2,678
Aegon N.V.                                           100,600          1,294
Heineken N.V.                                         68,000          2,654
                                                                  ---------
                                                                      6,626
                                                                  ---------
PORTUGAL--2.2%
Brisa Auto-Estradas de Portugal SA                   418,300          2,318
                                                                  ---------
SINGAPORE--0.9%
Singapore Airport Terminal Services Ltd.           1,000,200            911
                                                                  ---------
SOUTH KOREA--5.0%
Amorepacific Corp*                                    20,990          1,823
Hite Brewery Co. Ltd.*                                41,790            916
Lotte Chilsung Beverage Co. Ltd.*                      2,690          1,270
Lotte Confectionery Co. Ltd.*                          3,110          1,251
                                                                  ---------
                                                                      5,260
                                                                  ---------
SPAIN--7.5%
Banco Bilbao Vizcaya Argentaria SA                   354,700          3,395
Banco Popular Espanol SA                              56,950          2,329
Gas Natural SDG SA                                   113,800          2,158
                                                                  ---------
                                                                      7,882
                                                                  ---------
SWEDEN--3.8%
Hennes & Mauritz AB                                   58,300          1,124
Swedish Match AB                                     364,400          2,865
                                                                  ---------
                                                                      3,989
                                                                  ---------
SWITZERLAND--12.0%
Compagnie Financiere Richemonte AG                   120,300      $   2,245
Lindt & Spruengli AG                                   2,546          1,473
Nestle SA                                             16,505          3,497
Novartis AG                                           71,000          2,591
Swiss Re                                              41,594          2,728
                                                                  ---------
                                                                     12,534
                                                                  ---------
UNITED KINGDOM--31.4%
British American Tobacco Plc                         358,500          3,581
Bunzl Plc                                            330,200          2,020
Cadbury Schweppes Plc                                529,600          3,300
Diageo Plc                                           259,400          2,819
HSBC Holdings Plc                                    142,400          1,574
Johnston Press Plc                                   256,600          1,522
Northern Rock Plc                                    349,012          3,708
Reckitt Benckiser Plc                                 60,600          1,176
Rentokil Initial Plc                                 438,300          1,552
Royal Bank of Scotland Group Plc Value Shares        142,400          3,411
Signet Group Plc                                   1,452,817          1,590
Tesco Plc                                            570,400          1,781
Trinity Mirror Plc                                   316,300          2,205
William Morrison Supermarkets Plc                    749,300          2,606
                                                                  ---------
                                                                     32,845
                                                                  ---------
TOTAL COMMON STOCKS
 (COST $105,255)                                                    103,361
                                                                  ---------

SHORT-TERM INVESTMENTS--1.8%
BlackRock Provident Institutional
    Funds- TempCash                                  925,557            926
BlackRock Provident Institutional
    Funds - TempFund                                 925,555            926
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,852)                                                        1,852
                                                                  ---------
TOTAL INVESTMENTS--100.5%
 (COST $107,107) (a)                                                105,213

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--6.6% (COST $6,921)                                      6,921

LIABILITIES IN EXCESS
 OF OTHER ASSETS---(7.1%)                                            (7,489)
                                                                  ---------
NET ASSETS APPLICABLE TO 9,939,552
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                    $ 104,645
                                                                  =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   10.53
                                                                  =========

---------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt
+ Security position is either entirely or partially on loan at December 31, 2002.

(a) At December 31, 2002, the cost for Federal income tax purposes was $107,363,307. Net unrealized depreciation was ($2,150,093). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,170,023 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($6,320,116.)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMON STOCKS                                % OF MARKET     VALUE
INDUSTRY DIVERSIFICATION                        Value       (000's)
-----------------------------------------------------------------------
Financial Services                                  23.8%      $24,567
Diversified Food Products                           15.5%       16,082
Pharmaceuticals                                      7.0%        7,214
Tobacco                                              9.0%        9,318
Oil                                                  2.5%        2,564
Automobile Manufacturing                             5.6%        5,772
Newspapers                                           3.6%        3,727
Beverages                                            4.0%        4,089
Insurance                                            5.3%        5,471
Gas Distribution                                     3.9%        4,042
Electronics                                          1.3%        1,343
Telecommunications                                   2.1%        2,165
Entertainment                                        1.6%        1,652
Brewery                                              3.4%        3,571
Diversified Commercial Services                      2.4%        2,463
Retail Diversified                                   2.6%        2,715
Medical Services                                     1.5%        1,589
Diversified Operations                               4.9%        5,018
                                             --------------------------
                                                   100.0%     $103,362
                                             ==========================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE SMALL CAP VALUE FUND

                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS--94.9%
ADVERTISING--0.4%
Modem Media Poppe Tyson, Inc.*                       109,300      $     284
                                                                  ---------
AEROSPACE & DEFENSE--3.3%
Ducommun, Inc.*                                       25,000            396
GenCorp, Inc.                                         57,200            453
HEICO Corp.                                           25,000            265
Herley Industries, Inc.*                              17,300            301
Kaman Corp.                                           29,600            326
Moog, Inc.*                                           20,000            621
Teledyne Technologies, Inc.                           10,000            157
                                                                  ---------
                                                                      2,519
                                                                  ---------
AUTOMOBILES--0.8%
Spartan Motors, Inc.                                  53,500            609
                                                                  ---------
BROADCAST/MEDIA--0.7%
Media General, Inc.                                    9,000            540
                                                                  ---------
BUILDING PRODUCTS & SUPPLIES--1.3%
Champion Enterprises, Inc.*                           76,000            217
Huttig Building Products, Inc.*                       60,000            171
Lennox International, Inc.                            35,000            439
Modtech Holdings, Inc.*                               19,200            186
                                                                  ---------
                                                                      1,013
                                                                  ---------
CHEMICALS--3.9%
Albemarle Corp.                                       14,000            398
Arch Chemicals, Inc.                                  13,400            245
MacDermid, Inc.                                       30,000            686
PolyOne Corp.                                         90,900            356
Quaker Chemical Corp.                                 25,000            580
Terra Industries, Inc.*                               75,000            115
Wellman, Inc.                                         47,500            641
                                                                  ---------
                                                                      3,021
                                                                  ---------
COMPUTER - INTERNET - COMMUNICATIONS--2.0%
Avenue A, Inc.*                                       72,300            210
Centillium Communications, Inc.*                     114,800            259
Digi International, Inc.*                             80,300            234
Internap Network Services Corp.*+                    149,600             55
ITXC Corp.*                                          110,000            255
WatchGuard Technologies, Inc. *                       82,500            526
                                                                  ---------
                                                                      1,539
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--7.2%
3D Systems Corp.  *                                   47,500            371
AlphaNet Solutions, Inc.*                             75,000            104
Ansoft Corp.*                                         35,000            215
Aspen Technology, Inc.*+                              92,700            262
Avid Technology, Inc.*                                 8,600            197
Bottomline Technologies, Inc. *                       21,900            132
Carreker Corp.*                                       67,800            307
Computer Horizons Corp.*                             102,500            335
Computer Task Group, Inc.  *                          75,000            262
Concurrent Computer Corp.*                            70,600            203
Epicor Software Corp.*                               180,000            225
ePresence, Inc.*                                      90,000            175
Evolving Systems, Inc.*                               65,000             72
Harris Interactive, Inc.*                            100,100            295
Interphase Corp.*                                     50,000            177
MCSi, Inc.*                                           70,000      $     333
MSC Software Corp.*                                   40,000            309
Phoenix Technologies Ltd.*                            60,300            348
Pinnacle Systems, Inc.*                               32,600            444
Rogue Wave Software, Inc.*                            34,000             61
Systems & Computer Technology Corp.*                  55,000            473
Technology Solutions Co.*                             90,000             98
Versant Corp.*                                        70,000             48
Xanser Corp.*                                         97,500            154
                                                                  ---------
                                                                      5,600
                                                                  ---------
COMPUTER-NETWORK PRODUCTS & SERVICES--2.3%
Cray, Inc.*                                           80,100            614
Hypercom Corp.*                                      100,000            373
iVillage, Inc.*                                      103,500             97
Netopia, Inc. *                                      110,000            153
UNOVA, Inc.*                                          90,000            540
                                                                  ---------
                                                                      1,777
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--5.2%
Carpenter Technology Corp.                            30,000            374
Century Aluminum Co.                                  54,300            402
Dot Hill Systems Corp.*                              110,100            341
Evans & Sutherland Computer Corp.*                    70,000            438
Maxtor Corp.*                                         90,000            455
Maxwell Technologies, Inc.*+                          46,500            281
Mentor Graphics Corp.*                                40,000            314
MTS Systems Corp.                                     30,000            301
Penn Engineering & Manufacturing Corp.                26,000            277
Sigma Designs, Inc.*                                  65,000            224
Wallace Computer Services, Inc.                       28,000            602
                                                                  ---------
                                                                      4,009
                                                                  ---------
CONSUMER PRODUCTS--0.2%
Applied Extrusion Technologies, Inc.*                 64,300            129
                                                                  ---------
CONTAINERS--0.8%
Graphic Packaging International Corp.*                60,000            338
Longview Fibre Co.  *                                 42,400            307
                                                                  ---------
                                                                        645
                                                                  ---------
DISTRIBUTION SERVICES--0.7%
Bell Microproducts, Inc.*                             92,500            512
                                                                  ---------
DIVERSIFIED OPERATIONS--2.4%
Calgon Carbon Corp.                                   85,000            420
Deswell Industries, Inc.                              40,000            580
Lydall, Inc.*                                         30,000            341
Volt Information Sciences, Inc.*                      32,500            556
                                                                  ---------
                                                                      1,897
                                                                  ---------
ELECTRICAL EQUIPMENT--1.6%
Baldor Electric Co.                                   35,000            691
Credence Systems, Inc.*                               25,600            239
Innovex, Inc.*                                        65,000            274
                                                                  ---------
                                                                      1,204
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--12.1%
BMC Industries, Inc.                                 105,000            165
Brooks-Pri Automation, Inc.*                          38,000            435
California Micro Devices Corp.*                       50,700            231
Cobra Electronics Corp.  *                            45,000            298

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
---------------------------------------------------------------------------
CTS Corp.                                             75,100      $     582
Globespan Virata, Inc.                                90,150            398
Interlink Electronics, Inc. *                         50,000            194
Labarge Inc.*                                         47,300            135
Manufacturers' Services Ltd. *                       100,000            554
MEMC Electronic Materials, Inc.*                      90,000            681
Merix Corp.*                                          46,000            386
Microsemi Corp.*                                      56,100            342
Park Electrochemical Corp.                            30,000            576
Peak International Ltd.*                              35,700            135
Planar Systems, Inc.*                                 24,000            495
Reptron Electronics, Inc.*+                           41,600             36
Rogers Corp.*                                         17,500            389
Spectrum Control, Inc.*                               60,000            315
Standard Microsystem*                                 32,500            633
TTM Technologies, Inc.*                               65,000            215
Universal Electronics, Inc.*                          55,000            536
Veeco Instruments, Inc.*+                             45,000            520
Vishay Intertechnology, Inc.*                         45,050            504
White Electronic Designs Corp.*                       43,600            334
Xicor, Inc.*                                          75,000            280
                                                                  ---------
                                                                      9,369
                                                                  ---------
ELECTRONIC SYSTEMS--2.4%
Analogic Corp.                                         8,000            402
Cable Design Technologies, Inc.  *                    65,000            384
LeCroy Corp.*                                         37,000            411
Nam Tai Electronics, Inc.                             25,000            611
Robotic Vision Systems, Inc.*                        100,000             24
                                                                  ---------
                                                                      1,832
                                                                  ---------
ELECTRONICS--1.7%
Avnet, Inc.*+                                         30,000            325
Keithley Instruments, Inc.                            37,500            469
Oak Technology, Inc.*                                 88,000            233
Tweeter Home Entertainment Group, Inc.*               50,400            295
                                                                  ---------
                                                                      1,322
                                                                  ---------
ENTERTAINMENT & LEISURE--1.5%
Regal Entertainment Group                              8,500            182
The Topps Co., Inc.*                                  60,000            522
Vail Resorts, Inc.*                                   30,000            455
                                                                  ---------
                                                                      1,159
                                                                  ---------
ENVIRONMENTAL INSTRUMENTS--0.4%
TRC Cos., Inc.*+                                      21,700            285
                                                                  ---------
FINANCE--0.1%
MicroFinancial, Inc.                                  53,000             78
                                                                  ---------
FOOD AND BEVERAGES--0.4%
Fleming Cos., Inc.+                                   47,800            314
                                                                  ---------
FOREST PRODUCTS--0.6%
Forest Oil Corp.*                                     18,200            503
                                                                  ---------
HOME FURNISHINGS - HOUSEWARES--0.3%
Bush Industries, Inc.                                 50,000            242
                                                                  ---------
HOTELS & GAMING--0.8%
Orient-Express Hotel Ltd.*                            43,500            587
                                                                  ---------
HOUSEWARES--0.6%
Oneida Ltd.                                           45,000      $     496
                                                                  ---------
INSURANCE--1.9%
Ceres Group, Inc.*                                    85,600            164
Fremont General Corp.                                 73,800            331
Horace Mann Educators Corp.                           27,500            422
PXRE Group Ltd.                                       22,500            551
                                                                  ---------
                                                                      1,468
                                                                  ---------
MACHINERY--3.7%
Albany International Corp.                            29,000            599
Chart Industries, Inc.*                               90,000             59
DT Industries, Inc.*                                  41,000            107
Flowserve Corp.*                                      29,000            429
FSI International, Inc.*                              82,500            371
Gardner Denver, Inc.*                                 21,500            436
JLG Industries, Inc.                                  50,100            377
Regal-Beloit Corp.                                    25,000            518
                                                                  ---------
                                                                      2,896
                                                                  ---------
MANUFACTURED HOUSING--0.6%
McGrath Rentcorp                                      20,000            465
                                                                  ---------
MANUFACTURING--5.7%
A.T. Cross Co.*                                       42,500            227
Baldwin Technology Co., Inc.*                        100,000             44
Cannondale Corp.*                                     50,000             54
Esterline Technologies Corp.*                         25,000            442
Foster (L.B.) Co.  *                                  50,000            217
Gerber Scientific, Inc.  *                            70,000            284
Griffon Corp.*                                        42,500            579
GSI Lumonics, Inc.*                                   76,500            461
Hartmarx Corp.*                                      120,000            293
LESCO, Inc.  *                                        41,100            573
National R.V. Holdings, Inc.*                         40,700            243
Steinway Musical Instruments, Inc.*                   35,000            569
Todd Shipyards Corp.*                                 10,000            131
Tommy Hilfiger Corp.*                                 47,500            330
                                                                  ---------
                                                                      4,447
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--2.0%
Colorado MEDtech, Inc.*                               75,000            155
Invitrogen Corp.*                                     20,000            626
LabOne, Inc.*                                         20,000            354
Palomar Medical Technologies*+                        85,000             89
Viasys Healthcare, Inc.*                              23,200            345
                                                                  ---------
                                                                      1,569
                                                                  ---------
METAL COMPONENTS & PRODUCTS--2.3%
CIRCOR International, Inc.                            40,000            636
Ladish Co., Inc.*                                     32,500            262
Material Sciences Corp.*                              28,200            365
Timken Co.                                            20,700            395
Titanium Metals Corp.*+                               75,000            143
                                                                  ---------
                                                                      1,801
                                                                  ---------
NETWORK SYSTEMS--0.4%
Computer Network Technology Corp.*                    46,800            332
                                                                  ---------

OIL & GAS--3.3%
Nuevo Energy Co.  *                                   40,000            444
Pengrowth Energy Trust+                               55,000            510

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
---------------------------------------------------------------------------
Pride International, Inc.*                            18,600      $     277
Swift Energy Co.*                                     55,000            532
Trico Marine Services, Inc.*                          78,700            262
Westport Resources Corp.*                             26,500            551
                                                                  ---------
                                                                      2,576
                                                                  ---------
PHARMACEUTICALS--0.7%
Columbia Laboratories, Inc.*                          63,600            214
MIM Corp.*                                            50,000            290
                                                                  ---------
                                                                        504
                                                                  ---------
POLLUTION CONTROL--0.7%
Gundle Slt Environmental, Inc.*                       57,500            508
                                                                  ---------
PRINTING & PUBLISHING--2.0%
Bowne & Co., Inc.                                     45,000            538
Journal Register Company*                             32,500            578
McClatchy Co.                                          8,000            454
                                                                  ---------
                                                                      1,570
                                                                  ---------
RESTAURANTS--0.7%
IHOP Corp.*                                           22,500            540
                                                                  ---------
RETAIL--7.5%
Bombay Co., Inc.*                                     78,600            393
Brown Shoe Co., Inc.                                  30,000            715
Burlington Coat Factory Warehouse Corp.               25,000            449
Cash America International, Inc.                      66,500            633
Coldwater Creek, Inc.*                                23,000            442
Good Guys, Inc.*                                     100,000            185
Intertan, Inc.*                                       35,100            251
Loehman's Holdings, Inc. *                            14,500            226
Nu Skin Enterprises, Inc.                             37,500            449
REX Stores Corp.*                                     45,000            459
Saks, Inc.*                                           42,500            499
The Sports Authority, Inc.*                           36,200            253
West Marine, Inc.*                                    25,100            344
Wild Oats Markets, Inc.*                              50,100            517
                                                                  ---------
                                                                      5,815
                                                                  ---------
SEMICONDUCTORS--0.2%
Varian Semiconductor Equipment Associates, Inc.*       7,500            178
                                                                  ---------
TELECOMMUNICATIONS--7.1%
Allen Telecom, Inc.*                                  84,000            796
Anadigics, Inc.*                                      91,400            236
Arris Group, Inc.*                                    74,900            267
C-COR.net Corp.*                                      90,800            301
Channell Commercial Corp.*                            56,100            226
ClearOne Communicatons, Inc. *                        65,000            289
Comtech Telecommunications Corp.*                     47,500            515
Forgent Networks, Inc.*                               82,500            138
General Communication, Inc.                           65,000            436
Globecom System, Inc.                                 35,000            131
Harmonic, Inc.*                                       93,200            214
Metasolv, Inc.*                                       70,000             96
Network Equipment Technologies, Inc.*                107,500            421
Powerwave Technologies, Inc.*                         75,000            405
SymmetriCom, Inc.*                                    63,900            270
Touch America Holding, Inc.*                          45,600             18
ValueClick, Inc.*                                    132,500            370
Vitesse Semiconductor Corp.*                          97,400            213
Westell Technologies, Inc.*                          108,000      $     130
                                                                  ---------
                                                                      5,472
                                                                  ---------
TEXTILES--0.2%
Dixie Group, Inc.*                                    44,900            171
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--2.2%
Arkansas Best Corp.*                                  19,900            517
Atlas Air, Inc.*+                                     91,900            139
Mesa Air Group, Inc.*                                 55,000            224
OMI Corp.*                                            91,000            374
Stelmar Shipping Ltd.*                                30,100            453
                                                                  ---------
                                                                      1,707
                                                                  ---------
TOTAL COMMON STOCKS
(COST $89,722)                                                       73,504
                                                                  ---------

PREFERRED STOCK--0.3%
TELECOMMUNICATIONS--0.3%
Allen Telecom, Inc. 7.75%
(COST $140)                                            3,500            259
                                                                  ---------

SHORT-TERM INVESTMENTS--5.1%
BlackRock Provident Institutional
     Funds - TempCash                              1,984,639          1,985
RBB Sansom Street Fund - Money Market
     Portfolio                                     1,984,635          1,985
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,970)                                                         3,970
                                                                  ---------
TOTAL INVESTMENTS--100.3%
(COST $93,832) (a)                                                   77,733

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--2.9% (COST $2,227)                                      2,227

LIABILITIES IN EXCESS
OF OTHER ASSETS---(3.2%)                                             (2,469)
                                                                  ---------
NET ASSETS APPLICABLE TO 7,046,161
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                    $  77,491
                                                                  =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   11.00
                                                                  =========

------------------------------------------------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan at December 31, 2002.

(a) At December 31, 2002, the cost for Federal income tax purposes was $95,006,510. Net unrealized depreciation was ($17,273,018). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,926,032 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($24,199,150).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE EMERGING GROWTH FUND

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
---------------------------------------------------------------------------
COMMON STOCKS--95.5%
BROADCAST/MEDIA--4.2%
Cox Radio, Inc.*                                      28,900      $     659
Entercom Communications Corp.*+                       15,250            716
Entravision Communications Corp.*                     52,450            524
Hispanic Broadcasting Corp.*                          11,600            238
Radio One, Inc.*                                      23,950            350
Radio One, Inc. Class D*                              44,100            636
                                                                  ---------
                                                                      3,123
                                                                  ---------
COMPUTER - INTERNET - CONTENT SERVICE--0.9%
Digital Insight Corp.*                                17,150            149
Digitas, Inc.*                                        17,300             60
Expedia, Inc.*+                                        6,650            445
                                                                  ---------
                                                                        654
                                                                  ---------
COMPUTER - INTERNET SERVICES & SOFTWARE--7.4%
Agile Software Corp.*                                 97,500            755
Avocent Corp.*                                        20,700            460
eResearch Technology, Inc.*+                          26,800            449
F5 Networks, Inc.*                                     7,400             79
MatrixOne, Inc.*                                      85,250            367
Overture Services, Inc.*+                             90,450          2,470
Retek, Inc.*                                           4,950             13
Secure Computing Corp.*                                9,500             61
Symantec Corp.*+                                       7,400            300
WebEx Communications, Inc.*+                          12,350            185
webMethods, Inc. *+                                   49,950            411
                                                                  ---------
                                                                      5,550
                                                                  ---------
COMPUTER - NETWORK SERVICES & SOFTWARE--3.5%
Altiris, Inc.*                                        14,800            236
Documentum, Inc.*+                                    18,150            284
Global Payments, Inc.                                 26,400            845
Ixia*                                                 43,650            159
SRA International, Inc.*                               4,550            123
Websense, Inc.*                                       47,000          1,004
                                                                  ---------
                                                                      2,651
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--9.0%
Anteon International Corp.*                           14,450            347
Business Objects S.A. ADR *+                          51,100            766
Cognos, Inc.*                                         42,550            998
Embarcadero Technologies, Inc.*                       15,650             93
Intercept Group, Inc.*                                19,000            322
Internet Security Systems, Inc.*                      29,700            544
M-Systems Flash Disk Pioneers Ltd.*                  106,750            780
Microstrategy, Inc.*+                                 28,900            436
NetIQ Corp.*                                          22,250            275
Pec Solutions, Inc.*                                   2,450             73
Pinnacle Systems, Inc.*                              108,100          1,471
Quest Software, Inc.*                                 35,900            370
SI International, Inc.*                                4,950             54
Verity, Inc.*                                         14,850            199
                                                                  ---------
                                                                      6,728
                                                                  ---------
CONTAINERS--0.3%
Constar International, Inc.*                          18,050            212
                                                                  ---------
EDUCATION--1.8%
Bright Horizons Family Solutions, Inc.*               19,300            543
Career Education Corp.*+                              17,700            708
Strayer Education, Inc.*                               1,700             98
                                                                  ---------
                                                                      1,349
                                                                  ---------
ELECTRONIC COMPONENTS--0.5%
Electro Scientific Industries, Inc.*                  17,300            346
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--17.1%
ASM International N.V.*+                              32,150      $     415
August Technology Corp.*                              64,200            325
Cree, Inc. *+                                         40,800            667
Cymer, Inc.*+                                          7,400            239
Exar Corp.*                                            9,900            123
Genesis Microchip, Inc.*                              30,600            399
Integrated Circuit Systems, Inc.*+                    38,750            707
Intersil Holding Corp.*                               59,350            827
LTX Corp.*+                                           36,300            219
Marvell Technology Group Ltd.*+                       54,900          1,035
MKS Instruments, Inc.*                                 9,500            156
NVIDIA Corp.*+                                        12,350            142
Nanometrics, Inc.*                                    16,550             69
Network Associates, Inc.*+                             8,250            133
O2Micro International Ltd.*                          172,300          1,680
OmniVision Technologies, Inc.*                        37,100            503
Photon Dynamics, Inc.*+                               58,350          1,330
PLX Technology, Inc.*                                 55,300            216
Power Integrations, Inc.*                             76,750          1,305
Rudolph Technologies, Inc.*                           32,150            616
Silicon Image, Inc.*                                  84,900            509
Silicon Laboratories, Inc.*+                           4,200             80
Skyworks Solutions, Inc.*+                            68,400            590
Xicor, Inc.*                                         103,350            385
Zoran Corp.*                                           4,950             70
                                                                  ---------
                                                                     12,740
                                                                  ---------
ELECTRONICS--0.4%
Verisity Ltd.*                                        15,650            298
                                                                  ---------
ELECTRONICS - SEMICONDUCTORS--0.1%
Integrated Device Technology, Inc.  *                 10,700             89
                                                                  ---------
ENTERTAINMENT--2.0%
Alliance Gaming Corp.*                                21,850            372
Multimedia Games, Inc.*+                              26,800            736
Penn National Gaming, Inc.*                           22,650            359
                                                                  ---------
                                                                      1,467
                                                                  ---------
FINANCE--2.0%
Boston Private Financial Holdings, Inc.               30,600            608
Financial Federal Corp.*                               7,050            177
LendingTree, Inc.*+                                   25,650            330
Net.B@nk, Inc.*                                       40,000            387
                                                                  ---------
                                                                      1,502
                                                                  ---------
HEALTHCARE--4.6%
American Healthways, Inc.*                            29,700            520
AMN Healthcare Services, Inc.*+                       37,500            634
LifePoint Hospitals, Inc.*+                           25,450            762
Sunrise Assisted Living, Inc.*+                       51,200          1,274
WebMD Corp.*                                          25,150            215
                                                                  ---------
                                                                      3,405
                                                                  ---------
HOTELS--2.9%
Four Seasons Hotels, Inc.+                            21,100            596
Hotels.Com*+                                          15,250            833
Station Casinos, Inc.*+                               42,050            744
                                                                  ---------
                                                                      2,173
                                                                  ---------
HUMAN RESOURCES--0.6%
Resources Connection, Inc.*                           20,600            478
                                                                  ---------
INSURANCE--0.1%
Platinum Underwriters Hldgs Ltd.*                      2,450             65
                                                                  ---------

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
---------------------------------------------------------------------------
MANUFACTURING--2.0%
Applied Films Corp.*                                  33,450      $     669
Coach, Inc.*                                          26,050            858
                                                                  ---------
                                                                      1,527
                                                                  ---------
MEDICAL--0.1%
Impac Medical Systems, Inc.*                           3,550             66
                                                                  ---------
MEDICAL - BIOMEDICAL/GENE--0.8%
Enzon, Inc.*                                           7,850            131
Telik, Inc.*                                          37,100            433
                                                                  ---------
                                                                        564
                                                                  ---------
MEDICAL SERVICES--1.3%
Amerigroup Corp.*                                     31,750            962
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--10.2%
Advanced Neuromodulation Systems, Inc.*               19,400            681
American Medical Systems Holdings, Inc.*              21,100            342
Covance, Inc.*                                        16,900            416
Exact Sciences Corp.*                                 74,850            811
Integra LifeSciences Holdings*                        25,150            444
Intermune, Inc.*                                      14,050            358
Inveresk Research Group, Inc.*                        23,900            516
Martek Biosciences Corp.*+                            37,100            933
Orthofix International, N.V.*                          3,800            107
Priority Healthcare Corp.*+                           42,750            992
Respironics, Inc.*                                    11,950            364
The Med-Design Corp.*+                                53,900            434
United Surgical Partners International, Inc.*         67,250          1,051
Wilson Greatbatch Technologies, Inc.*+                 5,750            168
                                                                  ---------
                                                                      7,617
                                                                  ---------
MEDICAL SUPPLIES & EQUIPMENT--0.2%
Cyberonics, Inc.*                                      8,250            152
                                                                  ---------
METAL COMPONENTS & PRODUCTS--0.3%
Steel Dynamics, Inc.*                                 19,000            229
                                                                  ---------
PHARMACEUTICALS--7.7%
Accredo Health, Inc.*+                                31,750          1,119
Andrx Group*                                          47,900            703
Cephalon, Inc.*+                                       9,900            482
Inspire Pharmaceuticals, Inc.*                        16,550            155
K-V Pharmaceutical Co.*                               26,050            604
Medicis Pharmaceutical Corp.*+                        14,050            698
Pharmaceutical Product Development, Inc.*+            28,100            822
Taro Pharmaceutical Industries Ltd.*+                 30,600          1,151
                                                                  ---------
                                                                      5,734
                                                                  ---------
REAL ESTATE--0.4%
CoStar Group, Inc.*                                   17,300            319
                                                                  ---------
RESTAURANTS--1.1%
CKE Restaurants, Inc.*                                32,550            140
P.F. Chang's China Bistro, Inc.*+                     19,400            704
                                                                  ---------
                                                                        844
                                                                  ---------
RETAIL--5.7%
Chico's FAS, Inc.*+                                   31,350            593
Copart, Inc.*                                          9,900            117
Cost Plus, Inc.*+                                     12,150            348
Horizon Organic Holding Corp.*                        18,150            294
Hot Topic, Inc.*+                                     21,100            483
Kirkland's, Inc.*                                      9,050            102
Leapfrog Enterprises, Inc.*                           16,550            416
Pacific Sunwear of California*                        26,550            470
Peet's Coffee & Tea, Inc.*                            19,000            268
School Specialty, Inc.*                                5,350      $     107
Select Comfort Corp.*+                                14,850            140
Too, Inc.*+                                            1,700             40
Ultimate Electronics, Inc.*                           14,850            151
Urban Outfitters, Inc.*                               29,700            700
                                                                  ---------
                                                                      4,229
                                                                  ---------
SEMICONDUCTORS--0.5%
Advanced Energy Industries, Inc.*                     19,800            252
Semtech Corp.*+                                       14,850            162
                                                                  ---------
                                                                        414
                                                                  ---------
SERVICES - COMMERCIAL--3.1%
Coinstar, Inc.*                                       41,250            934
Corporate Executive Board Co.*+                       15,650            500
FTI Consulting, Inc.*                                 22,150            889
SM&A*                                                  1,350              5
                                                                  ---------
                                                                      2,328
                                                                  ---------
TELECOMMUNICATIONS--1.4%
Nextel Communications, Inc.*+                          9,900            114
RF Micro Devices, Inc.*+                              20,200            148
West Corp.*                                           46,150            766
                                                                  ---------
                                                                      1,028
                                                                  ---------
THERAPEUTICS--1.8%
Atherogenics, Inc.*                                   23,550            175
CV Therapeutics, Inc.*                                 6,650            121
Neurocrine Biosciences, Inc.*+                         4,950            226
Scios, Inc.*+                                          4,200            137
Trimeris, Inc.*+                                       5,750            248
U.S. Physical Therapy, Inc.*                          39,100            436
                                                                  ---------
                                                                      1,343
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--1.5%
Forward Air Corp.*                                    27,600            536
JetBlue Airways Corp.*                                22,250            601
                                                                  ---------
                                                                      1,137
                                                                  ---------
TOTAL COMMON STOCKS
    (Cost $70,809)                                                   71,323
                                                                  ---------

                                                   PAR
                                                  (000)
----------------------------------------------------------------------------
CORPORATE BONDS--0.0%
Microstrategy, Inc.
    7.500% ,06/24/07
    (Cost $0)                                            600              0
                                                                  ---------

                                                   NUMBER
                                                 OF WARRANTS
---------------------------------------------------------------------------
WARRANTS--0.4%
Expedia, Inc.*
    (COST $99)                                         9,388            336
                                                                  ---------

                                                   NUMBER
                                                  OF SHARES
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.9%
BlackRock Provident Institutional
    Funds - TempCash                               2,937,540          2,938
BlackRock Provident Institutional
    Funds - TempFund                               2,937,541          2,938
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
   (COST $5,876)                                                      5,876
                                                                  ---------

TOTAL INVESTMENTS--103.8%
  (COST  $76,784) (a)                                                77,535

                                                                    VALUE
                                                                    (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--29.4% (COST $21,938)                                 $ 21,938

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(33.2%)                                         (24,792)
                                                                  ---------

NET ASSETS APPLICABLE TO 6,301,555
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $  74,681
                                                                  =========

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                    $   11.85
                                                                  =========

-------------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially on loan at December 31, 2002. ADR - American Depository Receipt

(a) At December 31, 2002, the cost for Federal income tax purposes was $81,004,916. Net unrealized depreciation was ($3,470,113). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,540,669 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($10,010,782).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE LIMITED MATURITY BOND FUND

                                                     PAR           VALUE
                                                    (000)          (000)
-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--41.1%
U.S. TREASURY INFLATION INDEXED NOTES--8.7%
    3.375%, 01/15/07                             $     3,000      $   3,718
                                                                  ---------
U.S. TREASURY NOTES--32.4%
    3.625%, 08/31/03                                   1,900          1,930
    2.250%, 07/31/04                                   3,000          3,039
    7.875%, 11/15/04                                   2,100          2,345
    7.500%, 02/15/05                                   1,000          1,121
    5.750%, 11/15/05                                     100            111
    4.625%, 05/15/06                                   3,000          3,236
    4.375%, 05/15/07                                   2,000          2,148
                                                                  ---------
                                                                     13,930
                                                                  ---------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $17,014)                                                       17,648
                                                                  ---------
AGENCY OBLIGATIONS--19.2%
FEDERAL HOME LOAN MORTGAGE CORP.
    0.750%,  01/02/03                                    550            550
FEDERAL NATIONAL MORTGAGE ASSOCIATION
    7.000%,  12/01/32                                  6,094          6,422
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    6.500%, 01/15/32                                   1,200          1,258
                                                                  ---------
TOTAL AGENCY OBLIGATIONS
(COST $8,229)                                                         8,230
                                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS--3.7%
Asset Securitization Corp.
    7.400%, 10/13/26                                   1,000          1,134
LB Mortgage Trust
    8.396%, 11/20/03~                                    442            447
                                                                  ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $1,459)                                                         1,581
                                                                  ---------
ASSET BACKED SECURITIES--28.7%
Bear Stearns Commercial Mortgage Securities
    6.080%, 02/15/35                                   1,893          2,059
Boston Edison Company
    6.450%, 09/15/05                                      38             39
Conseco Finance Securitizations Corp.
    5.790%, 04/01/24                                   1,000            977
First USA Credit Card Master Trust
    1.461%, 01/18/06                                     200            200
GE Capital Commercial Mortgage Corp.
    6.079%, 05/15/33                                     907            989
    5.033%, 12/10/35                                     227            240
Green Tree Financial Corp.
    7.330%, 03/01/30                                   1,000          1,002
    6.500%, 02/01/31                                   1,120          1,054
LB - UBS Commercial Mortgage Trust
    6.058%, 06/15/20                                     955          1,038
    5.401%, 03/15/26                                   1,282          1,362
MBNA Master Credit Card Trust
    1.551%, 10/15/05                                     500            500
Morgan Stanley Dean Witter Capital I
    5.020%, 10/15/35                                   1,793          1,890
PNC Mortgage Acceptance Corp.
    5.910%, 03/12/34                                     899            973

                                                  NUMBER OF         VALUE
                                                   SHARES           (000)
---------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES
(COST $12,338)                                                    $  12,323
                                                                  ---------
SHORT-TERM INVESTMENTS--9.3%
BlackRock Provident Institutional
    Funds - TempFund                               1,933,473          1,933
Janus Money Market Fund, Inc.                      2,071,533          2,072
                                                                  ---------

TOTAL SHORT-TERM INVESTMENTS
(COST $4,005)                                                         4,005
TOTAL INVESTMENTS--102.0%
(COST $43,045) (a)                                                   43,787

LIABILITES IN EXCESS
   OF OTHER ASSETS--(2.0%)                                             (846)
                                                                  ---------
NET ASSETS APPLICABLE TO 4,012,013
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                   $  42,941
                                                                  =========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                     $   10.70
                                                                  =========

------------------------------------------------
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2002, the cost for Federal income tax purposes was $43,045,258. Net unrealized appreciation was $741,524. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $801,893 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($60,369).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER  31, 2002
THE CORE EQUITY FUND

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
--------------------------------------------------------------------------
COMMON STOCKS--88.3%
AEROSPACE & DEFENSE--1.3%
Lockheed Martin Corp.                                  2,500      $     144
                                                                  ---------
BANKING--8.4%
Bank of America Corp.                                  3,500            243
North Fork Bancorp, Inc.                               5,000            169
SouthTrust Corp.                                      10,000            248
Wachovia Corp.                                         3,000            109
Wells Fargo & Co.                                      4,000            187
                                                                  ---------
                                                                        956
                                                                  ---------
BROADCAST/MEDIA--2.0%
Gannett Co., Inc.                                      1,500            108
Viacom, Inc.*                                          3,000            122
                                                                  ---------
                                                                        230
                                                                  ---------
CHEMICALS--0.7%
Du Pont (E.I.) de Nemours and Co.                      2,000             85
                                                                  ---------
COMPUTER - NETWORK PRODUCTS & SERVICES--2.4%
Cisco Systems, Inc.*                                  12,500            164
Oracle Corp.*                                         10,000            108
                                                                  ---------
                                                                        272
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--10.6%
Affiliated Computer Services, Inc.*                    4,000            211
First Data Corp.                                      10,000            354
Intuit, Inc.*                                          2,500            117
Microsoft Corp.*                                       7,500            388
SunGard Data Systems, Inc.*                            6,000            141
                                                                  ---------
                                                                      1,211
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--4.2%
Dell Computer Corp.*                                   5,000            134
International Business Machines Corp.                  2,500            194
Lexmark International Group, Inc.*                     2,500            151
                                                                  ---------
                                                                        479
                                                                  ---------
CONSUMER PRODUCTS--1.2%
Fortune Brands, Inc.                                   3,000            139
                                                                  ---------
COSMETICS & TOILETRIES--1.9%
Procter & Gamble Co.                                   2,500            215
                                                                  ---------
DIVERSIFIED OPERATIONS--4.3%
3M Co.                                                 1,000            123
General Electric Co.                                  15,000            365
                                                                  ---------
                                                                        488
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--1.4%
Intel Corp.                                            4,500             70
L-3 Communications Holdings, Inc.*                     2,000             90
                                                                  ---------
                                                                        160
                                                                  ---------
FINANCE--6.9%
Ambac Financial Group, Inc.                            1,500             84
Citigroup, Inc.                                        8,000            282
Federal Home Loan Mortgage Corp.                       3,000            177
MBNA Corp.                                             7,500            143
Washington Mutual, Inc.                                3,000            104
                                                                  ---------
                                                                        790
                                                                  ---------
FOOD AND BEVERAGES--4.0%
Anheuser-Busch Cos., Inc.                              2,000             97
PepsiCo, Inc.                                          2,500            105
SYSCO Corp.                                            3,500            104
Unilever ADR                                           4,000            153
                                                                  ---------
                                                                        459
                                                                  ---------
HEALTHCARE--0.7%
UnitedHealth Group, Inc.                               1,000      $      83
                                                                  ---------
INSTRUMENTS - CONTROLS--1.1%
Johnson Controls, Inc.                                 1,500            120
                                                                  ---------
INSURANCE--4.2%
AFLAC, Inc.                                            3,500            105
American International Group, Inc.                     2,500            145
Marsh & McLennan Cos., Inc.                            5,000            231
                                                                  ---------
                                                                        481
                                                                  ---------
MACHINERY & HEAVY EQUIPMENT--2.0%
Caterpillar, Inc.                                      2,500            114
Deere & Co.                                            2,500            115
                                                                  ---------
                                                                        229
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--5.4%
Amgen, Inc.*                                           2,500            121
Biomet, Inc.                                           3,500            100
Genzyme Corp.*                                         5,000            148
Medtronic, Inc.                                        3,000            137
Zimmer Holdings, Inc.*                                 2,500            104
                                                                  ---------
                                                                        610
                                                                  ---------
METALS & MINING--0.8%
Newmont Mining Corp.                                   3,000             87
                                                                  ---------
OFFICE SUPPLIES--0.8%
Avery Dennison Corp.                                   1,500             92
                                                                  ---------
OIL & GAS--6.1%
Apache Corp.                                           2,000            114
ChevronTexaco Corp.                                    2,000            133
Exxon Mobil Corp.                                      8,000            280
Smith International, Inc.*                             5,000            163
                                                                  ---------
                                                                        690
                                                                  ---------
PHARMACEUTICALS--8.6%
Abbott Laboratories                                    2,500            100
AmerisourceBergen Corp.                                1,500             81
Johnson & Johnson                                      5,000            269
Merck & Co., Inc.                                      4,000            226
Pfizer, Inc.                                          10,000            306
                                                                  ---------
                                                                        982
                                                                  ---------
RETAIL--2.5%
AutoZone, Inc.*                                        1,500            106
Wal-Mart Stores, Inc.                                  3,500            177
                                                                  ---------
                                                                        283
                                                                  ---------
SERVICES - COMMERCIAL--1.2%
Weight Watchers International, Inc.*                   3,000            138
                                                                  ---------
TELECOMMUNICATIONS--3.3%
ALLTEL Corp.                                           2,000            102
SBC Communications, Inc.                               5,000            136
Verizon Communications                                 3,500            136
                                                                  ---------
                                                                        374
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--1.6%
Union Pacific Corp.                                     3000            180
                                                                  ---------
UTILITIES - WATER--0.7%
Philadelphia Suburban Corp.                            4,000             82
                                                                  ---------
TOTAL COMMON STOCKS
  (Cost $10,595)                                                     10,059
                                                                  ---------

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.3%
BlackRock Provident Institutional
   Funds - TempCash                                  553,509      $     534
BlackRock Provident Institutional
   Funds - TempFund                                  533,509            534
                                                                  ---------
TOTAL SHORT TERM INVESTMENTS
  (Cost $1,068)                                                       1,068
                                                                  ---------
TOTAL INVESTMENTS--97.6%
  (Cost $11,663) (a)                                                 11,127

OTHER ASSETS IN EXCESS
   OF LIABILITIES--2.4%                                                 270
                                                                  ---------

NET ASSETS APPLICABLE TO 2,166,568
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $  11,397
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $    5.26
                                                                  =========

--------------------------------------------
* Non-Income Producing Security
 ADR - American Depository Receipt

(a) At December 31, 2002, the cost for Federal income tax purposes was $11,899,192. Net unrealized depreciation was ($772,599). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $265,146 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,037,745).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE INDEX 500 FUND

                                                  NUMBER OF         VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
COMMON STOCKS--94.2%
ADVERTISING--0.2%
Interpublic Group of Cos., Inc.                        7,840      $     110
Omnicom Group, Inc.                                    3,823            247
TMP Worldwide, Inc.*                                   2,260             26
                                                                  ---------
                                                                        383
                                                                  ---------
AEROSPACE & DEFENSE--1.6%
Boeing Co.                                            17,067            563
General Dynamics Corp.                                 4,085            324
Lockheed Martin Corp.                                  9,272            535
Northrop Grumman Corp.                                 3,701            359
Raytheon Co.                                           8,251            254
Rockwell Collins, Inc.                                 3,719             86
United Technologies Corp.                              9,629            596
                                                                  ---------
                                                                      2,717
                                                                  ---------
AGRICULTURAL PRODUCTS--0.1%
Monsanto Co.                                           5,314            102
                                                                  ---------
AUTOMOBILES & RELATED--0.9%
B.F. Goodrich Co.                                      2,340             43
Cooper Tire & Rubber Co.                               1,495             23
Cummins Engine Co., Inc.                                 844             24
Dana Corp.                                             3,020             36
Delphi Automotive Systems Corp.                       11,352             91
Ford Motor Co.                                        37,307            347
General Motors Corp.                                  11,393            420
Genuine Parts Co.                                      3,551            109
Goodyear Tire & Rubber Co.                             3,564             24
Harley-Davidson, Inc.                                  6,153            284
Navistar International Corp.*                          1,229             30
PACCAR, Inc.                                           2,356            109
Rockwell International Corp.                           3,779             78
Visteon Corp.                                          2,645             18
                                                                  ---------
                                                                      1,636
                                                                  ---------
BANKING--6.6%
AmSouth Bancorporation                                 7,225            139
Bank of America Corp.                                 30,427          2,117
Bank of New York Co., Inc.                            14,765            354
Bank One Corp.                                        23,676            865
BB&T Corp.                                             9,735            360
Charter One Financial, Inc.                            4,594            132
Comerica, Inc.                                         3,552            154
Fifth Third Bancorp.                                  11,746            688
First Tennessee National Corp.                         2,553             92
FleetBoston Financial Corp.                           21,337            518
Golden West Financial Corp.                            3,120            224
Huntington Bancshares, Inc.                            4,788             90
KeyCorp.                                               8,638            217
Marshall & Ilsley Corp.                                4,439            122
Mellon Financial Corp.                                 8,761            229
National City Corp.                                   12,439            340
North Fork Bancorp, Inc.                               3,283            111
Northern Trust Corp.                                   4,491            157
PNC Financial Services Group                           5,774            242
Regions Financial Corp.                                4,496            150
SouthTrust Corp.                                       7,051            175
SunTrust Banks, Inc.                                   5,766      $     328
U.S. Bancorp                                          38,942            826
Union Planters Corp.                                   4,028            113
Wachovia Corp.                                        27,654          1,008
Wells Fargo & Co.                                     34,395          1,612
Zions Bancorp.                                         1,848             73
                                                                  ---------
                                                                     11,436
                                                                  ---------
BROADCAST/MEDIA--2.2%
Clear Channel Communications, Inc.*                   12,456            464
Comcast Corp.-Class A*                                46,920          1,106
Gannett Co., Inc.                                      5,433            390
McGraw-Hill Cos., Inc.                                 3,940            238
Meredith Corp.                                         1,008             41
Univision Communications, Inc.*                        4,658            114
Viacom, Inc.*                                         35,802          1,459
                                                                  ---------
                                                                      3,812
                                                                  ---------
BUILDING & REAL ESTATE--0.0%
Pulte Corp.                                            1,244             60
                                                                  ---------
BUILDING MAINTENANCE & SERVICES--0.1%
Ecolab, Inc.                                           2,634            130
                                                                  ---------
BUILDING PRODUCTS & SUPPLIES--0.7%
American Standard Cos., Inc.*                          1,473            105
Centex Corp.                                           1,253             63
KB Home                                                  973             42
Lowe's Cos., Inc.                                     15,865            595
Masco Corp.                                           10,002            211
Sherwin-Williams Co.                                   3,047             86
Vulcan Materials Co.                                   2,064             77
                                                                  ---------
                                                                      1,179
                                                                  ---------
CHEMICALS--1.4%
Air Products & Chemicals, Inc.                         4,619            197
Ashland, Inc.                                          1,387             40
Dow Chemical Co.                                      18,522            550
Du Pont (E.I.) de Nemours and Co.                     20,197            856
Eastman Chemical Co.                                   1,572             58
Engelhard Corp.                                        2,598             58
Great Lakes Chemical Corp.                             1,020             24
Hercules, Inc.*                                        2,220             20
PPG Industries, Inc.                                   3,445            173
Praxair, Inc.                                          3,287            190
Rohm & Haas Co.                                        4,495            146
Sigma-Aldrich Corp.                                    1,457             71
                                                                  ---------
                                                                      2,383
                                                                  ---------
COMPUTER - INTERNET - CONTENT SERVICE--0.1%
Yahoo! Inc.*                                          12,013            196
                                                                  ---------
COMPUTER - INTERNET SERVICES & SOFTWARE--0.2%
Ebay, Inc.*                                            6,276            426
                                                                  ---------
COMPUTER - NETWORK PRODUCTS & SERVICES--2.1%
Cisco Systems, Inc.*                                 146,882          1,924
Electronic Data Systems Corp.                          9,685            178
International Game Technology, Inc.*                   1,762            134
Network Appliance, Inc.*                               6,851             69
Oracle Corp.*                                        108,883          1,176

                                                   NUMBER OF       VALUE
                                                    SHARES         (000)
----------------------------------------------------------------------------
Sun Microsystems, Inc.*                               63,319      $     197
                                                                  ---------
                                                                      3,678
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--5.0%
Adobe Systems, Inc.                                    4,803            119
Autodesk, Inc.                                         2,293             33
Automatic Data Processing, Inc.                       12,175            478
BMC Software, Inc.*                                    4,787             82
Citrix Systems, Inc.*                                  3,477             43
Computer Associates International, Inc.               11,654            157
Computer Sciences Corp.*                               3,490            120
Compuware Corp.*                                       7,683             37
Deluxe Corp.                                           1,255             53
Electronic Arts, Inc.*                                 2,872            143
EMC Corp.*                                            44,720            275
First Data Corp.                                      15,291            541
Intuit, Inc.*                                          4,172            196
Mercury Interactive Corp.*                             1,717             51
Microsoft Corp.*                                     108,690          5,619
NCR Corp.*                                             1,983             47
Novell, Inc.*                                          7,408             25
Parametric Technology Corp.*                           5,310             13
PeopleSoft, Inc.*                                      6,363            116
Rational Software Corp.*                               3,968             41
Siebel Systems, Inc.*                                  9,851             74
SunGard Data Systems, Inc.*                            5,756            136
Symbol Technologies, Inc.                              4,687             39
Unisys Corp.*                                          6,596             65
VERITAS Software Corp.*                                8,368            131
                                                                  ---------
                                                                      8,634
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--3.3%
Apple Computer, Inc.*                                  7,296            105
Dell Computer Corp.*                                  52,650          1,408
Gateway, Inc.*                                         6,588             21
Hewlett-Packard Co.                                   62,034          1,077
International Business Machines Corp.                 34,358          2,663
Lexmark International Group, Inc.*                     2,560            155
Pitney Bowes, Inc.                                     4,809            157
Xerox Corp.*                                          14,948            120
                                                                  ---------
                                                                      5,706
                                                                  ---------
CONSUMER PRODUCTS--1.9%
American Greetings Corp.*                              1,338             21
Brunswick Corp.                                        1,833             36
Cendant Corp.*                                        21,071            221
Clorox Co.                                             4,473            185
Fortune Brands, Inc.                                   3,034            141
Mattel, Inc.                                           8,889            170
Maytag Corp.                                           1,587             45
Newell Rubbermaid, Inc.                                5,435            165
NIKE, Inc.                                             5,393            240
Philip Morris Cos., Inc.                              42,054          1,704
Reebok International Ltd.*                             1,219             36
Tupperware Corp.                                       1,186             18
UST, Inc.                                              3,434            115
V.F. Corp.                                             2,209      $      80
Whirlpool Corp.                                        1,386             72
                                                                  ---------
                                                                      3,249
                                                                  ---------
CONTAINERS--0.1%
Ball Corp.                                             1,155             59
Bemis Co., Inc.                                        1,076             53
Pactiv Corp.*                                          3,222             70
Sealed Air Corp.*                                      1,706             64
                                                                  ---------
                                                                        246
                                                                  ---------
COSMETICS & TOILETRIES--2.5%
Alberto-Culver Co.                                     1,181             60
Avon Products, Inc.                                    4,782            258
Colgate-Palmolive Co.                                 10,943            574
Gillette Co.                                          21,447            651
International Flavors & Fragrances, Inc.               1,918             67
Kimberly-Clark Corp.                                  10,456            496
Procter & Gamble Co.                                  26,414          2,270
                                                                  ---------
                                                                      4,376
                                                                  ---------
DIVERSIFIED OPERATIONS--4.9%
3M Co.                                                 7,932            978
Crane Co.                                              1,210             24
Danaher Corp.                                          3,098            204
Eaton Corp.                                            1,433            112
Fluor Corp.                                            1,633             46
General Electric Co.                                 202,299          4,926
Honeywell International, Inc.                         16,691            401
Illinois Tool Works, Inc.                              6,230            404
ITT Industries, Inc.                                   1,866            113
Leggett & Platt, Inc.                                  3,957             89
Pall Corp.                                             2,497             42
Sara Lee Corp.                                        15,851            357
Textron, Inc.                                          2,795            120
Tyco International Ltd.                               40,561            693
                                                                  ---------
                                                                      8,509
                                                                  ---------
EDUCATION--0.1%
Apollo Group, Inc.*                                    3,547            156
                                                                  ---------
ELECTRIC - INTEGRATED--0.1%
Allegheny Energy, Inc.                                 2,555             19
NiSource, Inc.                                         4,956             99
Xcel Energy, Inc.                                      8,106             89
                                                                  ---------
                                                                        207
                                                                  ---------
ELECTRIC PRODUCTS--0.3%
Emerson Electric Co.                                   8,560            435
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--2.9%
Advanced Micro Devices, Inc.*                          6,983             45
Agilent Technologies, Inc.*                            9,488            170
Altera Corp.*                                          7,777             96
Analog Devices, Inc.*                                  7,434            177
Applied Materials, Inc.*                              33,503            437
Applied Micro Circuits Corp.*                          6,142             23
Broadcom Corp.*                                        5,608             84
Intel Corp.                                          134,682          2,097
Jabil Circuit, Inc.*                                   4,027             72

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
KLA-Tencor Corp.*                                      3,836      $     136
Linear Technology Corp.                                6,343            163
LSI Logic Corp.*                                       7,560             44
Maxim Integrated Products, Inc.                        6,513            215
Micron Technology, Inc.*                              12,300            120
Molex, Inc.                                            3,908             90
National Semiconductor Corp.*                          3,678             55
Novellus Systems, Inc.*                                3,022             85
NVIDIA Corp.*                                          3,111             36
PMC-Sierra, Inc.*                                      3,404             19
Power-One, Inc.*                                       1,625              9
QLogic Corp.*                                          1,901             66
Sanmina Corp.*                                        10,738             48
Solectron Corp.*                                      16,792             60
Tektronix, Inc.*                                       1,768             32
Teradyne, Inc.*                                        3,722             48
Texas Instruments, Inc.                               35,190            528
Thomas & Betts Corp.*                                  1,185             20
Xilinx, Inc.*                                          6,853            141
                                                                  ---------
                                                                      5,116
                                                                  ---------
ENERGY RESOURCES & SERVICES--2.4%
AES Corp.*                                            11,055             33
Ameren Corp.                                           3,123            130
American Electric Power Co., Inc.                      6,888            188
American Power Conversion Corp.*                       3,987             60
Calpine Corp.*                                         7,684             25
Centerpoint Energy, Inc.                               6,182             53
Cinergy Corp.                                          3,422            115
CMS Energy Corp.                                       2,929             28
Consolidated Edison, Inc.                              4,343            186
Constellation Energy Group                             3,349             93
Dominion Resources, Inc.                               6,246            343
DTE Energy Co.                                         3,404            158
Duke Energy Corp.                                     18,125            354
Edison International*                                  6,624             78
Entergy Corp.                                          4,513            206
Exelon Corp.                                           6,566            346
FirstEnergy Corp.                                      6,051            199
FPL Group, Inc.                                        3,710            223
KeySpan Corp.                                          2,887            102
Mirant Corp.*                                          8,191             15
PG&E Corp.*                                            8,227            114
Pinnacle West Capital Corp.                            1,839             63
PPL Corp.                                              3,343            116
Progress Energy, Inc.                                  4,815            209
Public Service Enterprise Group, Inc.                  4,522            145
Southern Co.                                          14,505            412
Teco Energy, Inc.                                      3,571             55
TXU Corp.                                              6,549            122
Williams Cos., Inc.                                   10,503             28
                                                                  ---------
                                                                      4,199
                                                                  ---------
ENTERTAINMENT & LEISURE--0.6%
Carnival Corp.                                        11,929      $     298
Harrah's Entertainment, Inc.*                          2,273             90
The Walt Disney Co.                                   41,516            677
                                                                  ---------
                                                                      1,065
                                                                  ---------
FIBER OPTICS--0.1%
Corning , Inc.*                                       23,338             77
JDS Uniphase Corp.*                                   28,759             71
                                                                  ---------
                                                                        148
                                                                  ---------
FINANCE--8.2%
Ambac Financial Group, Inc.                            2,154            121
American Express Co.                                  26,719            945
Bear Stearns Cos., Inc.                                1,954            116
Capital One Financial Corp.                            4,510            134
Charles Schwab Corp.                                  27,315            296
Citigroup, Inc.                                      104,417          3,674
Countrywide Credit Industries, Inc.                    2,569            133
Equifax, Inc.                                          2,892             67
Federal Home Loan Mortgage Corp.                      14,143            835
Federal National Mortgage Association                 20,228          1,301
Franklin Resources, Inc.                               5,284            180
Goldman Sachs Group, Inc.                              9,706            661
H & R Block, Inc.                                      3,673            148
Household International, Inc.                          9,627            268
J.P. Morgan Chase & Co.                               40,588            974
John Hancock Financial Services, Inc.                  5,857            163
Lehman Brothers Holdings, Inc.                         4,827            257
MBIA, Inc.                                             2,950            129
MBNA Corp.                                            25,974            494
Merrill Lynch & Co., Inc.                             17,574            667
Moody's Corp.                                          3,072            127
Morgan Stanley Dean Witter & Co.                      22,070            881
Paychex, Inc.                                          7,646            213
Providian Financial Corp.*                             5,876             38
SLM Corp.                                              3,121            324
State Street Corp.                                     6,594            257
Stilwell Financial, Inc.                               4,523             59
Synovus Financial Corp.                                6,096            118
T. Rowe Price Group, Inc.                              2,488             68
Washington Mutual, Inc.                               19,245            665
                                                                  ---------
                                                                     14,313
                                                                  ---------
FINANCIAL SERVICES - DIVERSIFIED--0.2%
Prudential Financial, Inc.                            11,509            365
                                                                  ---------
FOOD & BEVERAGES--4.2%
Adolph Coors Co.                                         738             45
Anheuser-Busch Cos., Inc.                             17,400            842
Archer-Daniels-Midland Co.                            13,148            163
Brown-Forman Corp.                                     1,391             91
Campbell Soup Co.                                      8,332            196
Coca-Cola Co.                                         50,399          2,208
Coca-Cola Enterprises, Inc.                            9,136            198
ConAgra, Inc.                                         10,918            273

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
General Mills, Inc.                                    7,479      $     351
Heinz (H.J.) Co.                                       7,137            235
Hershey Foods Corp.                                    2,768            187
Kellogg Co.                                            8,299            284
Pepsi Bottling Group, Inc.                             5,701            147
PepsiCo, Inc.                                         35,110          1,482
SUPERVALU, Inc.                                        2,716             45
SYSCO Corp.                                           13,352            398
Wm. Wrigley Jr., Co.                                   4,581            251
                                                                  ---------
                                                                      7,396
                                                                  ---------
FOREST PRODUCTS--0.1%
Plum Creek Timber Co., Inc.                            3,758             89
                                                                  ---------
HEALTH & HOUSEHOLD--0.1%
Cintas Corp.                                           3,459            158
                                                                  ---------
HEALTHCARE--0.9%
HCA - The Healthcare Corp.                            10,433            433
Healthsouth Corp.*                                     8,059             34
Humana, Inc.*                                          3,299             33
Manor Care, Inc.*                                      1,959             36
McKesson HBOC, Inc.                                    5,918            160
Tenet Healthcare Corp.*                                9,915            163
UnitedHealth Group, Inc.                               6,189            517
Wellpoint Health Networks, Inc.*                       3,024            215
                                                                  ---------
                                                                      1,591
                                                                  ---------
HOTELS & RESORTS--0.2%
Hilton Hotels Corp.                                    7,650             97
Marriott International, Inc.                           4,834            159
Starwood Hotels & Resorts Worldwide, Inc.              4,055             96
                                                                  ---------
                                                                        352
                                                                  ---------
HUMAN RESOURCES--0.0%
Robert Half International, Inc.                        3,523             57
                                                                  ---------
INSTRUMENTS - CONTROLS--0.2%
Johnson Controls, Inc.                                 1,805            145
Millipore Corp.*                                         984             33
Parker-Hannifin Corp.                                  2,400            111
PerkinElmer, Inc.                                      2,568             21
Thermo Electron Corp.*                                 3,324             67
Waters Corp.*                                          2,625             57
                                                                  ---------
                                                                        434
                                                                  ---------
INSURANCE--4.5%
ACE Ltd.                                               5,340            157
Aetna, Inc.                                            3,060            126
AFLAC, Inc.                                           10,494            316
Allstate Corp.                                        14,291            529
American International Group, Inc.                    53,031          3,068
Anthem, Inc.*                                          2,876            181
Aon Corp.                                              6,297            119
Chubb Corp.                                            3,478            182
CIGNA Corp.                                            2,834            117
Cincinnati Financial Corp.                             3,283      $     123
Hartford Financial Services Group, Inc.                5,187            236
Jefferson-Pilot Corp.                                  2,917            111
Lincoln National Corp.                                 3,599            114
Loews Corp.                                            3,770            168
Marsh & McLennan Cos., Inc.                           10,918            505
MetLife, Inc.                                         14,236            385
MGIC Investment Corp.                                  2,043             84
Principal Financial Group, Inc.                        6,849            206
Progressive Corp.                                      4,427            220
SAFECO Corp.                                           2,810             97
St. Paul Cos., Inc.                                    4,604            157
Torchmark Corp.                                        2,408             88
Travelers Property Casualty Corp. Class B*            20,404            299
UnumProvident Corp.                                    4,910             86
XL Capital Ltd.                                        2,762            213
                                                                  ---------
                                                                      7,887
                                                                  ---------
MACHINERY & HEAVY EQUIPMENT--0.5%
Black & Decker Corp.                                   1,638             70
Caterpillar, Inc.                                      6,997            320
Deere & Co.                                            4,851            222
Dover Corp.                                            4,113            120
McDermott International, Inc.*                         1,296              6
Snap-On, Inc.                                          1,187             33
Stanley Works                                          1,794             62
                                                                  ---------
                                                                        833
                                                                  ---------
MANUFACTURING--0.1%
Cooper Industries Ltd.                                 1,873             68
Ingersoll Rand Co. Ltd.                                3,439            148
                                                                  ---------
                                                                        216
                                                                  ---------
MEDIA & COMMUNICATIONS--0.7%
AOL Time Warner*                                      90,875          1,190
                                                                  ---------
MEDICAL SERVICES--0.1%
Quest Diagnostics, Inc.*                               1,988            113
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--2.9%
Amgen, Inc.*                                          26,165          1,265
Bard (C.R.), Inc.                                      1,051             61
Baxter International, Inc.                            12,061            338
Becton, Dickinson & Co.                                5,219            160
Biomet, Inc.                                           5,281            151
Boston Scientific Corp.*                               8,291            353
Cardinal Health, Inc.                                  8,996            532
Chiron Corp.*                                          3,824            144
Genzyme Corp.*                                         4,362            129
Guidant Corp.*                                         6,215            192
Health Management Associates, Inc.                     4,846             87
Medtronic, Inc.                                       24,804          1,131
St. Jude Medical, Inc.*                                3,610            143
Stryker Corp.                                          4,024            270
Zimmer Holdings, Inc.*                                 3,965            165
                                                                  ---------
                                                                      5,121
                                                                  ---------
MEDICAL SUPPLIES & EQUIPMENT--0.0%
Bausch & Lomb, Inc.                                    1,096             39
                                                                  ---------

                                                  NUMBER OF         VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
METAL COMPONENTS & PRODUCTS--0.4%
Alcoa, Inc.                                           17,163      $     391
Allegheny Technologies, Inc.                           1,639             10
Freeport-McMoRan Copper & Gold, Inc.*                  2,946             49
Nucor Corp.                                            1,589             66
Phelps Dodge Corp.*                                    1,807             57
United States Steel Corp.                              2,080             27
Worthington Industries, Inc.                           1,743             27
                                                                  ---------
                                                                        627
                                                                  ---------
METALS & MINING--0.1%
Newmont Mining Corp.                                   8,166            237
                                                                  ---------
OFFICE SUPPLIES--0.1%
Avery Dennison Corp.                                   2,232            136
                                                                  ---------
OIL & GAS--5.8%
Amerada Hess Corp.                                     1,813            100
Anadarko Petroleum Corp.                               5,054            242
Apache Corp.                                           2,927            167
Baker Hughes, Inc.                                     6,824            220
BJ Services Co.*                                       3,187            103
Burlington Resources, Inc.                             4,093            175
ChevronTexaco Corp.                                   21,715          1,444
ConocoPhillips                                        13,760            666
Devon Energy Corp.                                     3,185            146
Dynegy, Inc.                                           7,550              9
El Paso Corp.                                         12,177             85
EOG Resources, Inc.                                    2,349             94
Exxon Mobil Corp.                                    136,794          4,780
Halliburton Co.                                        8,872            166
Kerr-McGee Corp.                                       2,041             90
Kinder Morgan, Inc.                                    2,474            105
Marathon Oil Corp.                                     6,346            135
Nabors Industries Ltd.*                                2,942            104
NICOR, Inc.                                              895             30
Noble Corp.*                                           2,721             96
Occidental Petroleum Corp.                             7,663            218
Peoples Energy Corp.                                     721             28
Rowan Cos., Inc.                                       1,902             43
Schlumberger Ltd.                                     11,804            497
Sempra Energy                                          4,165             98
Sunoco, Inc.                                           1,552             51
Transocean Sedco Forex, Inc.                           6,490            151
Unocal Corp.                                           5,243            160
                                                                  ---------
                                                                     10,203
                                                                  ---------
PAPER & RELATED PRODUCTS--0.5%
Boise Cascade Corp.                                    1,185             30
Georgia-Pacific Group                                  5,084             82
International Paper Co.                                9,752            341
Louisiana-Pacific Corp.*                               2,126             17
Meadwestvaco Corp.                                     4,067            100
Temple-Inland, Inc.                                    1,092             49
Weyerhaeuser Co.                                       4,451            219
                                                                  ---------
                                                                        838
                                                                  ---------
PHARMACEUTICALS--9.8%
Abbott Laboratories                                   31,765          1,271
Allergan, Inc.                                         2,631            152
Amerisourcebergen Corp.                                2,153      $     117
Applera Corp.-Applied Biosystems Group                 4,253             75
Biogen, Inc.*                                          3,030            121
Bristol-Myers Squibb Co.                              39,379            912
Eli Lilly & Co.                                       22,837          1,450
Forest Laboratories, Inc.*                             3,679            361
Johnson & Johnson                                     60,390          3,244
King Pharmaceuticals, Inc.*                            4,894             84
MedImmune, Inc.*                                       5,103            139
Merck & Co., Inc.                                     45,651          2,584
Pfizer, Inc.                                         125,273          3,830
Pharmacia Corp.                                       26,284          1,099
Schering-Plough Corp.                                 29,816            662
Watson Pharmaceuticals, Inc.*                          2,173             61
Wyeth                                                 26,950          1,008
                                                                  ---------
                                                                     17,170
                                                                  ---------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.1%
Eastman Kodak Co.                                      5,931            208
                                                                  ---------
PRINTING & PUBLISHING--0.4%
Donnelley (R.R.) & Sons Co.                            2,304             50
Dow Jones & Co., Inc.                                  1,676             72
Knight-Ridder, Inc.                                    1,674            106
New York Times Co.                                     3,079            141
Tribune Co.                                            6,196            282
                                                                  ---------
                                                                        651
                                                                  ---------
RESTAURANTS--0.5%
Darden Restaurants, Inc.                               3,474             71
McDonald's Corp.                                      25,804            415
Starbucks Corp.*                                       7,895            161
Wendy's International, Inc.                            2,346             64
Yum! Brands, Inc.*                                     6,008            146
                                                                  ---------
                                                                        857
                                                                  ---------
RETAIL--6.3%
Albertson's, Inc.                                      7,708            172
AutoZone, Inc.*                                        2,003            142
Bed, Bath & Beyond, Inc.*                              5,948            205
Best Buy Co., Inc.*                                    6,537            158
Big Lots, Inc.*                                        2,361             31
Circuit City Stores - Circuit City Group               4,271             32
Costco Wholesale Corp.*                                9,265            260
CVS Corp.                                              7,988            199
Dillard's, Inc.                                        1,721             27
Dollar General Corp.                                   6,775             81
Family Dollar Stores, Inc.                             3,516            110
Federated Department Stores, Inc.*                     3,988            115
Gap, Inc.                                             17,969            279
Hasbro, Inc.                                           3,520             41
Home Depot, Inc.                                      47,281          1,133
Jones Apparel Group, Inc.*                             2,620             93
Kohl's Corp.*                                          6,855            384
Kroger Co.*                                           15,719            243
Limited, Inc.                                         10,629            148
Liz Claiborne, Inc.                                    2,172             64
May Department Stores Co.                              5,860            135
Nordstrom, Inc.                                        2,753             52
Office Depot, Inc.*                                    6,273             93

                                                  NUMBER OF         VALUE
                                                   SHARES           (000)
----------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                5,447      $     125
Radio Shack Corp.                                      3,424             64
Safeway, Inc.*                                         8,967            209
Sears, Roebuck & Co.                                   6,430            154
Staples, Inc.*                                         9,567            175
Target Corp.                                          18,467            554
Tiffany & Co.                                          2,957             71
TJX Cos., Inc.                                        10,738            210
Toys "R" Us, Inc.*                                     4,319             43
Wal-Mart Stores, Inc.                                 89,733          4,533
Walgreen Co.                                          20,836            608
Winn-Dixie Stores, Inc.                                2,862             44
                                                                  ---------
                                                                     10,987
                                                                  ---------
SERVICES - COMMERCIAL--0.3%
Concord EFS, Inc.*                                    10,342            163
Convergys Corp.*                                       3,524             53
Fiserv, Inc.*                                          3,890            132
IMS Health, Inc.                                       5,711             91
Quintiles Transnational Corp.*                         2,393             29
                                                                  ---------
                                                                        468
                                                                  ---------
TELECOMMUNICATIONS--4.7%
ADC Telecommunications, Inc.*                         16,193             34
ALLTEL Corp.                                           6,323            322
AT&T Corp.                                            15,661            409
Andrew Corp.*                                          1,994             20
AT&T Wireless Services, Inc.*                         55,073            311
Avaya, Inc.*                                           7,358             18
BellSouth Corp.                                       37,783            977
CenturyTel, Inc.                                       2,899             85
CIENA Corp. *                                          8,775             45
Citizens Communications Co.*                           5,737             61
Comverse Technology, Inc.*                             3,814             38
Lucent Technologies, Inc.*                            69,784             88
Motorola, Inc.                                        46,777            405
Nextel Communications, Inc.*                          19,580            226
QUALCOMM, Inc.*                                       15,960            581
Qwest Communications International, Inc.*             34,466            172
SBC Communications, Inc.                              67,498          1,830
Scientific-Atlanta, Inc.                               3,137             37
Sprint Corp.                                          18,186            263
Sprint Corp. (PCS Group)*                             20,311             89
Tellabs, Inc.*                                         8,376             61
Verizon Communications                                55,616          2,155
                                                                  ---------
                                                                      8,227
                                                                  ---------
TOBACCO--0.0%
R.J. Reynolds Tobacco Holdings, Inc.                   1,793             76
                                                                  ---------
TRANSPORTATION SERVICES--0.8%
United Parcel Services, Inc.                          22,699          1,432
                                                                  ---------
TRANSPORTATION & RELATED SERVICES--0.8%
AMR Corp.*                                             3,171             21
Burlington Northern Santa Fe Corp.                     7,674            200
CSX Corp.                                              4,331            123
Delta Air Lines, Inc.                                  2,508             30
FedEx Corp.                                            6,062            329
Norfolk Southern Corp.                                 7,901      $     158
Ryder System, Inc.                                     1,268             28
Sabre Holdings Corp.*                                  2,901             53
Southwest Airlines Co.                                15,748            219
Union Pacific Corp.                                    5,149            308
                                                                  ---------
                                                                      1,469
                                                                  ---------
WASTE MANAGEMENT--0.2%
Allied Waste Industries, Inc.*                         4,008             40
Waste Management, Inc.                                12,374            284
                                                                  ---------
                                                                        324
                                                                  ---------
WHOLESALE DISTRIBUTOR--0.1%
Grainger (W.W.), Inc.                                  1,859             96
                                                                  ---------
TOTAL COMMON STOCKS
  (COST $250,992)                                                   164,344
                                                                  ---------

RIGHTS--0.0%
Seagate Tax Refund Rights  ~
  (COST $0)                                            4,100              -
                                                                  ---------

REAL ESTATE INVESTMENT TRUSTS (REITS)--0.3%
APARTMENTS--0.1%
Equity Residential Properties Trust                    5,506            135
                                                                  ---------

OFFICE PROPERTY--0.1%
Equity Office Properties Trust                         8,369            209
                                                                  ---------

REGIONAL MALLS--0.1%
Simon Property Group, Inc.                             3,815            130
                                                                  ---------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
  (COST $552)                                                           474
                                                                  ---------

                                                    PAR
                                                   (000)
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.5%
U.S. TREASURY BILLS
1.200, 06/05/2003 ^                                  120,000            119
1.380, 04/10/2003 ^                                  105,000            105
1.390, 04/10/2003 ^                                   30,000             30
1.470, 04/10/2003 ^                                  375,000            373
1.480, 02/20/2003 ^                                   15,000             15
1.500, 02/20/2003 ^                                   15,000             15
1.570, 02/20/2003 ^                                   15,000             15
1.580, 02/20/2003 ^                                   30,000             30
1.590, 04/10/2003 ^                                   15,000             15
1.600, 02/20/2003 ^                                   90,000             90
1.620, 02/20/2003 ^                                  105,000            105
                                                                  ---------

TOTAL U.S. TREASURY OBLIGATIONS
  (COST $912)                                                           912
                                                                  ---------

                                                  NUMBER OF         VALUE
                                                   SHARES           (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.7%
BlackRock Provident Institutional
  Funds - Tempfund Dollar                          8,224,609      $   8,225
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
  (COST $8,225)                                                       8,225
                                                                  ---------
TOTAL INVESTMENTS--99.7%
  (Cost $260,681) (a)                                               173,955

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.3%                                                  474
                                                                  ---------
NET ASSETS APPLICABLE TO 28,818,883
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $ 174,429
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $    6.05
                                                                  =========

------------------------------------------------------------
* Non-Income Producing Security
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

^ $912,257 market value held as collateral for the open futures contract.

(a) At December 31, 2002, the cost for Federal income tax purposes was $260,844,137. Net unrealized depreciation was ($86,889,083). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,875,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($97,764,640).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE MID CAP GROWTH FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS--97.5%
--------------------------------------------------------------------------
ADVERTISING--0.8%
Lamar Advertising Co.*                                 7,770 $        261
                                                             -------------
AUTOMOBILES & RELATED--1.0%
Navistar International Corp.*+                        14,080          342
                                                             -------------
AUTOMOTIVE PARTS - EQUIPMENT--1.0%
Advance Auto Parts, Inc.*+                             6,690          327
                                                             -------------
BANKING--1.6%
Commerce Bancorp, Inc.                                 5,250          227
Investors Financial Services Corp.                    11,890          326
                                                             -------------
                                                                      553
                                                             -------------
BROADCAST/MEDIA--2.3%
Cumulus Media, Inc. - Class A*                        19,840          295
Univision Communications, Inc.*+                       9,660          237
Westwood One, Inc.*+                                   6,530          244
                                                             -------------
                                                                      776
                                                             -------------
BUILDING MAINTENANCE & SERVICES--1.1%
Ecolab, Inc.+                                          7,320          362
                                                             -------------
CHEMICALS--0.6%
Cabot Microelectronics Corp.*+                         4,390          207
                                                             -------------
COMPUTER - INTERNET - CONTENT SERVICE--1.5%
Juniper Networks, Inc.*+                              34,140          232
Yahoo! Inc.*+                                         18,370          300
                                                             -------------
                                                                      532
                                                             -------------
COMPUTER - INTERNET SERVICES & SOFTWARE--2.8%
BEA Systems, Inc.*                                    31,640          363
Symantec Corp.*+                                       8,400          340
VeriSign, Inc.*+                                      34,490          277
                                                             -------------
                                                                      980
                                                             -------------
COMPUTER - NETWORK PRODUCTS & SERVICES--2.2%
International Game Technology, Inc.*+                  6,120          465
Network Appliance, Inc.*                              29,560          296
                                                             -------------
                                                                      761
                                                             -------------
COMPUTER SERVICES & SOFTWARE--7.0%
Adobe Systems, Inc.+                                  15,020          372
Citrix Systems, Inc.*+                                14,610          180
DST Systems, Inc.*                                     7,430          264
Electronic Arts, Inc.*+                                8,490          422
Internet Security Systems, Inc.*                      13,290          244
Mercury Interactive Corp.*+                           12,040          357
PeopleSoft, Inc.*+                                    13,400          245
SunGard Data Systems, Inc.*+                          13,110          309
                                                             -------------
                                                                    2,393
                                                             -------------
COMPUTERS & OFFICE EQUIPMENT--1.0%
Lexmark International Group, Inc.*                     5,840          353
                                                             -------------
CONTAINERS--0.7%
Ball Corp.                                             4,990          255
                                                             -------------
EDUCATION--0.7%
Apollo Group, Inc.*                                    5,750          253
                                                             -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--8.7%
Agilent Technologies, Inc.*                            9,600 $        172
Cymer, Inc.*+                                         13,120          423
KLA-Tencor Corp.*                                     14,070          498
Lam Research Corp.*                                   14,610          158
Network Associates, Inc.*+                            16,810          270
Novellus Systems, Inc.*                               17,970          505
NVIDIA Corp.*+                                        14,550          167
PMC-Sierra, Inc.*                                     30,330          169
QLogic Corp.*+                                         3,940          136
Skyworks Solutions, Inc.*+                            33,950          293
Teradyne, Inc.*+                                      16,760          218
                                                             -------------
                                                                    3,009
                                                             -------------
FIBER OPTICS--0.6%
JDS Uniphase Corp.*                                   87,750          217
                                                             -------------
FINANCE--5.8%
Affiliated Managers Group, Inc.*+                      7,200          362
Bear Stearns Companies, Inc.                           5,870          349
Countrywide Credit Industries, Inc.                    3,340          172
Doral Financial Corp.                                  5,680          162
Legg Mason, Inc.                                       7,160          347
Neuberger Berman, Inc.                                 5,610          188
Providian Financial Corp.*                            34,760          226
Raymond James Financial, Inc.                          5,870          174
                                                             -------------
                                                                    1,980
                                                             -------------
FOOD AND BEVERAGES--3.2%
Coca-Cola Enterprises, Inc.                           11,380          247
Hershey Foods Corp.+                                   2,930          198
Pepsi Bottling Group, Inc.                             9,350          240
Performance Food Group Co.*                            4,660          158
Whole Foods Market, Inc.*                              4,680          247
                                                             -------------
                                                                    1,090
                                                             -------------
HEALTHCARE--2.0%
LifePoint Hospitals, Inc.*+                            4,430          133
Wellpoint Health Networks, Inc.*                       7,600          541
                                                             -------------
                                                                      674
                                                             -------------
HOTELS & GAMING--0.6%
MGM Mirage, Inc.*                                      6,750          223
                                                             -------------
HOTELS & RESORTS--0.7%
Starwood Hotels & Resorts Worldwide, Inc.+            10,290          244
                                                             -------------
HUMAN RESOURCES--1.6%
Manpower, Inc.+                                        8,330          266
Robert Half International, Inc.*                      17,430          281
                                                             -------------
                                                                      547
                                                             -------------
INSURANCE--1.8%
Anthem, Inc.*+                                         7,060          444
RenaissanceRe Holdings Ltd.+                           4,790          190
                                                             -------------
                                                                      634
                                                             -------------
MANUFACTURING--1.4%
Coach, Inc.*                                          14,130          465
                                                             -------------
MEDICAL SERVICES & EQUIPMENT--7.6%
Biomet, Inc.+                                         12,790          367
Covance, Inc.*                                        16,350          402
DENTSPLY International, Inc.                           6,355          236
Genzyme Corp.*                                         7,400          219

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT--(CONTINUED)
Henry Schein, Inc.*                                    5,270 $        237
Mid Atlantic Medical Services, Inc.*                   6,340          205
Laboratory Corp. of America Holdings*                  9,250          215
St. Jude Medical, Inc.*                                4,380          174
Universal Health Services, Inc.*                       6,170          278
Varian Medical Systems, Inc.*+                         5,820          289
                                                             -------------
                                                                    2,622
                                                             -------------
OFFICE SUPPLIES--0.9%
Avery Dennison Corp.                                   5,340          326
                                                             -------------
OIL & GAS--5.2%
BJ Services Co.*+                                      9,870          319
Cooper Cameron Corp.*                                  5,000          249
Halliburton Co.                                       14,280          267
Kinder Morgan, Inc.                                    4,380          185
Murphy Oil Corp.                                       5,900          253
Nabors Industries Ltd.*                                4,680          165
Patterson-Uti Energy, Inc.*+                           5,250          158
Pogo Producing Co.                                     4,800          179
                                                             -------------
                                                                    1,775
                                                             -------------
PHARMACEUTICALS--10.1%
Accredo Health, Inc.*+                                 9,615          339
Allergan, Inc.+                                        6,770          390
Amerisourcebergen Corp.+                               4,580          249
Biogen, Inc.*+                                         7,340          294
Caremark Rx, Inc.*                                    21,470          349
Cephalon, Inc.*+                                       4,660          227
MedImmune, Inc.*+                                     23,993          652
Omnicare, Inc.                                         6,780          162
Pharmaceutical Product Development, Inc.*+            12,350          361
Teva Pharmaceutical Industries Ltd.,  ADR              7,140          276
Watson Pharmaceuticals, Inc.*+                         6,450          182
                                                             -------------
                                                                    3,481
                                                             -------------
RESTAURANTS--0.5%
Starbucks Corp.*                                       8,260          168
                                                             -------------
RETAIL--9.6%
Amazon.com, Inc.*+                                    16,710          316
Bed, Bath & Beyond, Inc.*+                            14,220          491
CDW Computer Centers, Inc.*                            9,910          435
Chico's FAS, Inc.*                                    13,190          249
Michaels Stores, Inc.*                                 7,240          227
Panera Bread Co.*                                      5,370          187
Staples, Inc.*                                        23,700          434
The Cheesecake Factory, Inc.*                          7,620          275
Tiffany & Co.+                                        11,230          268
Williams Sonoma, Inc.*+                               15,630          424
                                                             -------------
                                                                    3,306
                                                             -------------
SERVICES - COMMERCIAL--3.8%
Convergys Corp.*                                      16,420          249
Corporate Executive Board Co.*                         4,790          153
FTI Consulting, Inc.*                                  4,780          192
Fiserv, Inc.*                                         14,510          493
Weight Watchers International, Inc.*+                  4,790          220
                                                             -------------
                                                                    1,307
                                                             -------------
TELECOMMUNICATIONS--5.7%
CIENA Corp. *+                                        49,050 $        252
Comverse Technology, Inc.*                            33,700          338
Nextel Communications, Inc.*+                         50,570          584
Nortel Networks Corp.*                               176,670          284
RF Micro Devices, Inc.*+                              14,400          106
Tellabs, Inc.*                                        55,110          401
                                                             -------------
                                                                    1,965
                                                             -------------
THERAPEUTICS--2.8%
Gilead Sciences, Inc.*+                               13,180          448
Scios, Inc.*+                                          9,390          306
Trimeris, Inc.*+                                       4,640          200
                                                             -------------
                                                                      954
                                                             -------------
TRANSPORTATION AND RELATED SERVICES--0.6%
AMR Corp.*                                            32,830          217
                                                             -------------
TOTAL COMMON STOCKS
  (COST $32,998)                                                   33,559
                                                             -------------
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.7%
--------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Tempfund Dollar                         937,831          938
                                                             -------------
  (COST $938)

TOTAL INVESTMENTS--100.2%
  (COST $33,936) (a)                                               34,497

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--40.7%  (COST $14,021)                                14,021

LIABILITIES IN EXCESS OF OTHER
  ASSETS--(40.9%)                                                 (14,094)
                                                             -------------
NET ASSETS APPLICABLE TO 8,113,629
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                               $     34,424
                                                             =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                 $       4.24
                                                             =============

* Non-Income Producing Security
ADR - American Depository Receipt
+ Security position is either entirely or partially on loan at December 31, 2002.

(a) At December 31, 2002, the cost for Federal income tax purposes was $34,556,925. Net unrealized depreciation was ($60,233). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,833,739 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,893,972).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE MID CAP VALUE FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS--95.0%
--------------------------------------------------------------------------
AUTOMOBILES & RELATED--4.2%
Autonation, Inc.*+                                   129,400 $      1,625
Lear Corp.*+                                          24,500          815
                                                             -------------
                                                                    2,440
                                                             -------------
BANKING--9.0%
City National Corp.+                                  20,100          884
Comerica, Inc.+                                       14,500          627
IndyMac Mortgage Holdings, Inc.*+                     48,800          902
North Fork Bancorp, Inc.+                             25,400          857
SouthTrust Corp.                                      35,200          875
TCF Financial Corp.                                   24,800        1,084
                                                             -------------
                                                                    5,229
                                                             -------------
BEVERAGES--1.5%
Constellation Brands, Inc.*                           37,000          877
                                                             -------------
BROADCAST/MEDIA--0.6%
Belo Corp.                                            15,200          324
                                                             -------------
BUILDING PRODUCTS & SUPPLIES--2.0%
American Standard Cos., Inc.*                         12,200          868
Vulcan Materials Co.+                                  7,800          292
                                                             -------------
                                                                    1,160
                                                             -------------
COMPUTER SERVICES & SOFTWARE--3.0%
Computer Associates International, Inc.+              67,900          917
Fair, Isaac & Co., Inc.+                              19,200          820
                                                             -------------
                                                                    1,737
                                                             -------------
COMPUTERS & OFFICE EQUIPMENT--1.0%
Pitney Bowes, Inc.                                    17,600          575
                                                             -------------
CONSUMER PRODUCTS--1.3%
Brunswick Corp.+                                      37,600          747
                                                             -------------
DISTRIBUTION SERVICES--1.2%
Tech Data Corp.*+                                     26,200          706
                                                             -------------
ENERGY RESOURCES & SERVICES--6.3%
Energy East Corp.+                                    13,400          296
Entergy Corp.                                          6,600          301
Equitable Resources, Inc.                             21,900          767
Exelon Corp.                                          20,250        1,069
FPL Group, Inc.+                                       8,100          487
Pepco Holdings, Inc.                                  23,100          448
PPL Corp.                                              9,600          333
                                                             -------------
                                                                    3,701
                                                             -------------
ENTERTAINMENT & LEISURE--0.2%
Regal Entertainment Group                              6,900          148
                                                             -------------
FINANCE--5.7%
Ambac Financial Group, Inc.                           17,600          990
Federated Investors, Inc.                             35,100          890
GreenPoint Financial Corp.                            20,100          908
Lehman Brothers Holdings, Inc.                         9,800          522
                                                             -------------
                                                                    3,310
                                                             -------------
FOOD AND BEVERAGES--1.7%
Archer-Daniels-Midland Co.                            11,900          148
Dean Foods, Inc.*+                                    22,900          850
                                                             -------------
                                                                      998
                                                             -------------
HEALTHCARE--0.9%
Tenet Healthcare Corp.*                               33,600          551
                                                             -------------
HUMAN RESOURCES--2.4%
Manpower, Inc.+                                      44,600  $      1,423
                                                             -------------
INSTRUMENTS - CONTROLS--2.0%
Johnson Controls, Inc.                                7,000           561
Mettler-Toledo International, Inc.*                  19,300           619
                                                             -------------
                                                                    1,180
                                                             -------------
INSURANCE--13.1%
Anthem, Inc.*+                                       18,900         1,189
Loews Corp.                                          14,900           662
PartnerRe Ltd.                                       22,600         1,171
Principal Financial Group, Inc.+                     27,400           826
Radian Group, Inc.                                   25,100           932
RenaissanceRe Holdings Ltd.+                         22,100           875
The PMI Group, Inc.                                  29,000           871
XL Capital Ltd.+                                     14,200         1,097
                                                             -------------
                                                                    7,623
                                                             -------------
MACHINERY--1.5%
SPX Corp.*+                                          22,800           854
                                                             -------------
MEDICAL--2.0%
Triad Hospital, Inc.*                                14,900           444
Wellchoice, Inc.*+                                   29,600           709
                                                             -------------
                                                                    1,153
                                                             -------------
MEDICAL SERVICES & EQUIPMENT--5.5%
DaVita, Inc.*                                        50,000         1,234
Laboratory Corp. of America Holdings*                24,500           569
Lincare Holdings, Inc.*+                             30,500           964
Universal Health Services, Inc.*                      9,500           428
                                                             -------------
                                                                    3,195
                                                             -------------
OIL & GAS--8.6%
Apache Corp.+                                        11,960           682
Noble Corp.*                                         15,400           541
Ocean Energy, Inc.                                   29,200           583
Patterson-Uti Energy, Inc.*+                         16,000           483
Pioneer Natural Resources Co.*                       22,600           571
Sunoco, Inc.                                         27,100           899
Talisman Energy, Inc.                                19,400           702
XTO Energy, Inc.+                                    23,050           569
                                                             -------------
                                                                    5,030
                                                             -------------
PHARMACEUTICALS--2.0%
Omnicare, Inc.                                       49,600         1,182
                                                             -------------
PRINTING & PUBLISHING--1.5%
Valassis Communications, Inc.*                       30,800           906
                                                             -------------
RESTAURANTS--1.3%
Brinker International, Inc.*+                        23,700           764
                                                             -------------
RETAIL--8.6%
BJ's Wholesale Club, Inc.*+                          23,200           425
Foot Locker, Inc.*+                                 100,500         1,055
Liz Claiborne, Inc.+                                 33,400           990
May Department Stores Co.+                           25,000           575
Office Depot, Inc.*                                  61,900           914
Payless ShoeSource, Inc.*                            20,300         1,045
                                                             -------------
                                                                    5,004
                                                             -------------

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
SERVICES - COMMERCIAL--1.9%
Viad Corp.                                            49,600 $      1,109
                                                             -------------
TELECOMMUNICATIONS--0.5%
Harris Corporation                                    11,400          300
                                                             -------------
TEXTILES--1.9%
Mohawk Industries, Inc.*+                             19,100        1,088
                                                             -------------
TRANSPORTATION AND RELATED SERVICES--3.6%
Canadian National Railway Co.                         18,300          761
CSX Corp.                                             27,400          776
Teekay Shipping Corp.                                 13,900          565
                                                             -------------
                                                                    2,102
                                                             -------------
TOTAL COMMON STOCKS
(COST $57,865)                                                     55,416
                                                             -------------
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.8%
--------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Fed Fund                              1,096,226        1,096
BlackRock Provident Institutional
     Funds - T-Fund                                1,096,226        1,096
                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
   (COST $2,192)                                                    2,192
                                                             -------------
TOTAL INVESTMENTS--98.8%
(COST $60,057) (a)                                                 57,608

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--38.8% (COST $22,632)                                 22,632

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(37.6%)                                        (21,910)
                                                             -------------
NET ASSETS APPLICABLE TO 5,984,970
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                             $     58,330
                                                             =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                 $       9.75
                                                             =============

-------------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially on loan at December 31, 2002.

(a) At December 31, 2002, the cost for Federal income tax purposes was $60,356,940. Net unrealized depreciation was ($2,748,669). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,895,344 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($4,644,013).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE LARGE CAP GROWTH FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS--95.7%
--------------------------------------------------------------------------
ADVERTISING--1.4%
Omnicom Group, Inc.                                      700 $         45
TMP Worldwide, Inc.*                                   2,400           27
                                                             -------------
                                                                       72
                                                             -------------
AEROSPACE & DEFENSE--3.4%
Boeing Co.                                             2,400           79
United Technologies Corp.                              1,500           93
                                                             -------------
                                                                      172
                                                             -------------
AUTOMOBILES & RELATED--2.3%
Action Performance Cos., Inc.                          2,300           44
B.F. Goodrich Co.                                        900           16
Delphi Automotive Systems Corp.                        4,900           39
Group 1 Automotive, Inc.*                                800           19
                                                             -------------
                                                                      118
                                                             -------------
BANKING--3.6%
Bank of New York Co., Inc.                             2,500           60
Bank One Corp.                                           500           18
Fifth Third Bancorp.                                     930           54
Wells Fargo & Co.                                      1,100           52
                                                             -------------
                                                                      184
                                                             -------------
BROADCAST/MEDIA--1.1%
Clear Channel Communications, Inc.*                      700           26
Comcast Corp.-Class A*                                   517           12
Univision Communications, Inc.*                          715           17
                                                             -------------
                                                                       55
                                                             -------------
BUILDING & REAL ESTATE--0.8%
DR. Horton, Inc.                                       2,400           42
                                                             -------------
CHEMICALS--1.6%
Dow Chemical Co.                                       2,700           80
                                                             -------------
COMPUTER - NETWORK PRODUCTS & SERVICES--1.3%
Cisco Systems, Inc.*                                   2,400           31
Electronic Data Systems Corp.                          1,119           21
Oracle Corp.*                                          1,200           13
                                                             -------------
                                                                       65
                                                             -------------
COMPUTER SERVICES & SOFTWARE--4.2%
Automatic Data Processing, Inc.                        1,600           63
Computer Associates International, Inc.                  400            5
Computer Sciences Corp.*                                 600           21
Microsoft Corp.*                                       2,400          124
                                                             -------------
                                                                      213
                                                             -------------
COMPUTERS & OFFICE EQUIPMENT--2.3%
Dell Computer Corp.*                                   1,800           48
Hewlett-Packard Co.                                      800           14
International Business Machines Corp.                    700           54
                                                             -------------
                                                                      116
                                                             -------------
CONSUMER PRODUCTS--2.4%
Cendant Corp.*                                         4,500           47
Philip Morris Cos., Inc.                               1,900           77
                                                             -------------
                                                                      124
                                                             -------------
COSMETICS & TOILETRIES--2.1%
Kimberly-Clark Corp.                                   1,900           90
Procter & Gamble Co.                                     200           17
                                                             -------------
                                                                      107
                                                             -------------
DIVERSIFIED OPERATIONS--3.1%
3M Co.                                                   200 $         25
General Electric Co.                                   5,400          131
                                                             -------------
                                                                      156
                                                             -------------
ELECTRIC PRODUCTS--0.7%
Emerson Electric Co.                                     700           35
                                                             -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--3.1%
Applied Materials, Inc.*                               2,100           27
Intel Corp.                                            1,700           26
KLA-Tencor Corp.*                                        700           25
Linear Technology Corp.                                  800           21
Novellus Systems, Inc.*                                1,000           28
Xilinx, Inc.*                                          1,500           31
                                                             -------------
                                                                      158
                                                             -------------
ENERGY RESOURCES & SERVICES--1.9%
Ameren Corp.                                             600           25
DTE Energy Co.                                           400           19
Exelon Corp.                                             300           16
Peabody Energy Corp.                                     800           23
TXU Corp.                                                700           13
                                                             -------------
                                                                       96
                                                             -------------
ENTERTAINMENT & LEISURE--0.4%
The Walt Disney Co.                                    1,400           23
                                                             -------------
FINANCE--8.0%
Capital One Financial Corp.                              200            6
CIT Group, Inc.                                        1,000           20
Citigroup, Inc.                                          900           32
Federal Home Loan Mortgage Corp.                       1,130           67
Federal National Mortgage Association                  1,000           64
Goldman Sachs Group, Inc.                                600           41
MBIA, Inc.                                             1,800           79
MBNA Corp.                                             1,000           19
Paychex, Inc.                                          1,000           28
Washington Mutual, Inc.                                1,525           53
                                                             -------------
                                                                      409
                                                             -------------
FOOD AND BEVERAGES--3.0%
Coca-Cola Co.                                          1,800           79
PepsiCo, Inc.                                          1,800           76
                                                             -------------
                                                                      155
                                                             -------------
HEALTHCARE--1.2%
HCA - The Healthcare Corp.*                              700           29
McKesson HBOC, Inc.                                      800           22
Tenet Healthcare Corp.*                                  700           11
                                                             -------------
                                                                       62
                                                             -------------
INSTRUMENTS - CONTROLS--1.2%
Mettler-Toledo International, Inc.*                    1,200           38
Waters Corp.*                                          1,000           22
                                                             -------------
                                                                       60
                                                             -------------
INSURANCE--6.0%
AFLAC, Inc.                                              100            3
American International Group, Inc.                     1,200           69
Check Point Software Technologies Ltd. *               2,500           32

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Expeditors International of Washington, Inc.           1,400 $         46
Gallagher (Arthur J.) & Co.                              500           15
Hartford Financial Services Group, Inc.                1,100           50
Marsh & McLennan Cos., Inc.                              600           28
Phoenix Companies, Inc.                                3,500           27
The PMI Group, Inc.                                    1,200           36
                                                             -------------
                                                                      306
                                                             -------------
MEDICAL--1.9%
Barr Laboratories, Inc.*                                 400           26
IVAX Corp.*                                              400            5
Triad Hospital, Inc.*                                  2,200           66
                                                             -------------
                                                                       97
                                                             -------------
MEDICAL SERVICES & EQUIPMENT--3.4%
Amgen, Inc.*                                           1,200           58
Baxter International, Inc.                             1,400           39
Genentech, Inc.*                                         900           30
Guidant Corp.*                                           600           18
Medtronic, Inc.                                          600           27
                                                             -------------
                                                                      172
                                                             -------------
OIL & GAS--2.1%
Anadarko Petroleum Corp.                                 700           34
Exxon Mobil Corp.                                        850           30
Royal Dutch Petroleum Co. ADR                            400           18
Schlumberger Ltd.                                        600           25
                                                             -------------
                                                                      107
                                                             -------------
PAPER AND RELATED PRODUCTS--0.3%
Georgia-Pacific Group                                    800           13
                                                             -------------
PHARMACEUTICALS--14.4%
Abbott Laboratories                                    1,500           60
Allergan, Inc.                                         1,200           69
Amerisourcebergen Corp.                                1,300           71
Andrx Group*                                           1,900           28
Bristol-Myers Squibb Co.                               2,200           51
Eli Lilly & Co.                                          600           38
Johnson & Johnson                                      1,300           70
King Pharmaceuticals, Inc.*                            3,600           62
Pfizer, Inc.                                           4,100          125
Pharmacia Corp.                                          900           38
Shire Pharmaceuticals Group*                           2,200           42
Watson Pharmaceuticals, Inc.*                            500           14
Wyeth                                                  1,700           64
                                                             -------------
                                                                      732
                                                             -------------
RENTAL AUTO - EQUIPMENT.--0.6%
Rent-A-Center, Inc.*                                     600           30
                                                             -------------
RESTAURANTS--2.2%
Darden Restaurants, Inc.                                 500           10
Jack in the Box, Inc.*                                 1,700           29
McDonald's Corp.                                       4,600           74
                                                             -------------
                                                                      113
                                                             -------------
RETAIL--10.8%
AutoZone, Inc.*                                          500           35
Barnes & Noble, Inc.*                                  1,900           34
Best Buy Co., Inc.*                                    2,300           56
Dollar Tree Stores, Inc.*                              1,400           34
Family Dollar Stores, Inc.                             1,600           50
Federated Department Stores, Inc.*                     1,200           34
Home Depot, Inc.                                       2,400 $         57
Kroger Co.*                                            1,800           28
Target Corp.                                           1,700           51
Tiffany & Co.                                          1,500           36
Tuesday Morning Corp.*                                 2,200           38
Wal-Mart Stores, Inc.                                  1,900           96
                                                             -------------
                                                                      549
                                                             -------------
SERVICES - COMMERCIAL--0.6%
Concord EFS, Inc.*                                     1,900           30
                                                             -------------
Telecommunications--3.5%
Amdocs Ltd.*                                           1,500           15
AT&T Corp.                                               100            3
BellSouth Corp.                                        1,400           36
Cox Communications, Inc.*                                700           20
Nokia Corp. ADR                                          800           12
QUALCOMM, Inc.*                                          500           18
SBC Communications, Inc.                               1,700           46
Sprint Corp.                                           1,900           28
                                                             -------------
                                                                      178
                                                             -------------
TOBACCO--0.3%
Loews Group - Carolina Group                             900           18
                                                             -------------
TRANSPORTATION SERVICES--0.5%
United Parcel Services, Inc.                             400           25
                                                             -------------
TOTAL COMMON STOCK
COST ($5,290)                                                       4,872
                                                             -------------
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.9%
--------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                 201,547          202
BlackRock Provident Institutional
    Funds - TempFund                                 201,550          202
                                                             -------------
TOTAL SHORT TERM INVESTMENTS
(COST $404)                                                           404
                                                             -------------
TOTAL INVESTMENTS--103.6%
 (COST $5,694)(a)                                                   5,276

LIABILITIES IN EXCESS
   OF OTHER ASSETS --- (3.6%)                                        (186)
                                                             -------------
NET ASSETS APPLICABLE TO 605,055
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100%                             $      5,090
                                                             =============
NET ASSET VALUE OFFERING AND
REDEMPTION PRICE PER SHARE                                   $       8.41
                                                             =============

---------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At December 31, 2002, the cost for Federal income tax purposes was $5,721,259 Net unrealized depreciation was ($444,876). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $111,306 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($556,182).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE STRATEGIC VALUE FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS--93.3%
--------------------------------------------------------------------------
AGRICULTURAL PRODUCTS--3.4%
IMC Global, Inc.                                      13,800 $        147
Monsanto Co.                                           5,400          104
                                                             -------------
                                                                      251
                                                             -------------
AUTOMOBILES & RELATED--4.7%
Cummins Engine Co., Inc.                               1,500           42
Dana Corp.                                            10,500          123
Genuine Parts Co.                                      6,000          185
                                                             -------------
                                                                      350
                                                             -------------
CHEMICALS--4.1%
Crompton Corp.                                        14,600           87
Eastman Chemical Co.                                   4,000          147
Solutia, Inc.                                         19,800           72
                                                             -------------
                                                                      306
                                                             -------------
COMPUTER SERVICES & SOFTWARE--1.5%
Sybase, Inc.*                                          8,200          110
                                                             -------------
CONSUMER PRODUCTS--1.7%
Newell Rubbermaid, Inc.                                4,200          127
                                                             -------------
CONTAINERS--4.6%
Ball Corp.                                             3,300          169
Pactiv Corp.*                                          7,900          173
                                                             -------------
                                                                      342
                                                             -------------
DIVERSIFIED OPERATIONS--1.5%
Leggett & Platt, Inc.                                  5,100          114
                                                             -------------
ELECTRICAL EQUIPMENT--2.5%
Hubbell, Inc., Class B                                 5,300          186
                                                             -------------
ENERGY RESOURCES & SERVICES--5.7%
Ameren Corp.                                           3,800          158
CMS Energy Corp.                                      13,800          130
Northeast Utilities                                    8,800          133
                                                             -------------
                                                                      421
                                                             -------------
FOOD & BEVERAGES--1.9%
Archer-Daniels-Midland Co.                            11,200          139
                                                             -------------
HEALTHCARE--2.3%
Health Net, Inc.*                                      6,400          169
                                                             -------------
HOTELS & GAMING--1.5%
Park Place Entertainment Corp.*                       12,900          108
                                                             -------------
HOTELS & RESORTS--1.4%
Host Marriott Corp.*                                  12,100          107
                                                             -------------
INSURANCE--11.6%
Aetna, Inc.                                            1,500           62
Everest RE Group Ltd.                                  2,800          155
PartnerRe Ltd.                                         3,600          187
SAFECO Corp.                                           5,300          184
St. Paul Cos., Inc.                                    1,700           58
Transatlantic Holdings, Inc.                             500           33
XL Capital Ltd.                                        2,300          178
                                                             -------------
                                                                      857
                                                             -------------
MACHINERY--3.6%
CNH Global N.V.                                       21,200 $         81
Snap-On, Inc.                                          6,600          185
                                                             -------------
                                                                      266
                                                             -------------
MANUFACTURING--1.2%
Tommy Hilfiger Corp.*                                 12,400           86
                                                             -------------
MEDICAL SERVICES & EQUIPMENT--3.6%
Boston Scientific Corp.*                               2,800          119
Mylan Laboratories, Inc.                               4,200          147
                                                             -------------
                                                                      266
                                                             -------------
MEDICAL SUPPLIES--1.3%
Bausch & Lomb, Inc.                                    2,600           94
                                                             -------------
METAL COMPONENTS & PRODUCTS--1.7%
Timken Co.                                             6,600          126
                                                             -------------
MINING - GOLD--2.0%
Potash Corp. of Saskatchewan, Inc.                     2,300          146
                                                             -------------
OIL & GAS--10.6%
EOG Resources, Inc.                                    4,300          172
Halliburton Co.                                       11,000          206
Kerr-McGee Corp.                                       3,400          151
Pride International, Inc.*                            10,500          156
Southwest Gas Corp.                                    4,500          105
                                                             -------------
                                                                      790
                                                             -------------
PAPER & RELATED PRODUCTS--3.5%
Georgia-Pacific Group                                 10,500          170
Meadwestavco Corp.                                     3,800           94
                                                             -------------
                                                                      264
                                                             -------------
PHARMACEUTICALS--2.2%
Caremark Rx, Inc.*                                    10,200          166
                                                             -------------
REAL ESTATE--1.6%
Healthcare Realty Trust, Inc.                          4,100          120
                                                             -------------
RESTAURANTS--2.4%
CBRL Group, Inc.                                       5,400          163
Jack in the Box, Inc.*                                   900           16
                                                             -------------
                                                                      179
RETAIL--10.1%
Albertson's, Inc.                                      3,100           69
Big Lots, Inc.*                                       11,400          151
Foot Locker, Inc.*                                    14,900          156
Office Depot, Inc.*                                    6,800          100
Payless ShoeSource, Inc.*                              2,600          134
Penney (J.C.) Co., Inc.                                6,000          138
                                                             -------------
                                                                      748
                                                             -------------
WHOLESALE DISTRIBUTOR--1.1%
Grainger (W.W.), Inc.                                  1,600           82
                                                             -------------
TOTAL COMMON STOCKS
  (COST $7,357)                                                     6,920
                                                             -------------

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.1%
--------------------------------------------------------------------------
BlackRock Provident Institutional Funds
     Funds - TempCash                                224,876 $        225
BlackRock Provident Institutional Funds
     Funds - TempFund                                224,875          225
                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $450)                                                         450
                                                             -------------
TOTAL INVESTMENTS--99.4%
  (COST $7,807)(a)                                                  7,370

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.6%                                                 47
                                                             -------------
NET ASSETS APPLICABLE TO 868,295
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                               $      7,417
                                                             =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                 $       8.54
                                                             =============

------------------------------------------------
* Non-Income Producing Security

(a) At December 31, 2002, the cost for Federal income tax purposes was $7,869,695. Net unrealized depreciation was ($499,720). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $213,427 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($713,147).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE REIT FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--95.4%
--------------------------------------------------------------------------
APARTMENTS--14.7%
Amli Residential Properties Trust                      2,790 $         59
Apartment Investment & Management Co.                  9,500          356
Avalonbay Communities, Inc.                            4,900          192
Summit Properties, Inc.                                3,600           64
United Dominion Realty Trust, Inc.                     8,452          138
                                                             -------------
                                                                      809
                                                             -------------
DIVERSIFIED--9.4%
Catellus Development Corp.*                           14,475          287
Entertainment Properties Trust                         1,200           28
Vornado Realty Trust                                   5,400          201
                                                             -------------
                                                                      516
                                                             -------------
HOTELS & RESORTS--11.8%
Extended Stay America, Inc.*                           7,000          103
Innkeepers USA Trust                                   4,950           38
Lasalle Hotel Properties                               8,452          118
Prime Hospitality Corp.*                               3,200           26
Starwood Hotels & Resorts Worldwide, Inc.             14,400          342
Winston Hotels, Inc.                                   3,000           23
                                                             -------------
                                                                      650
                                                             -------------
INDUSTRIAL--9.0%
First Industrial Realty Trust, Inc.                      900           25
Prologis                                               9,200          231
PS Business Parks, Inc.                                7,500          239
                                                             -------------
                                                                      495
                                                             -------------
LOCAL RETAIL--8.1%
Center Trust, Inc.                                     2,590           20
Developers Diversified Realty Corp.                    9,300          205
IRT Property Co.                                       1,940           23
Pan Pacific Realty                                     3,900          143
Ramco-Gershensson Properties Trust                     2,790           55
                                                             -------------
                                                                      446
                                                             -------------
MANUFACTURED HOUSING--2.7%
Sun Communities, Inc.                                  4,115          151
                                                             -------------
OFFICE PROPERTY--21.8%
Boston Properties, Inc.                                6,540          241
CarrAmerica Realty Corp.                               9,025          226
Equity Office Properties Trust                         9,000          225
Highwoods Properties, Inc.                             8,665          192
Kilroy Realty Corp.                                    4,400          101
Koger Equity, Inc.                                     2,100           33
SL Green Realty Corp.                                  2,400           76
Trizec Properties, Inc.                               11,215          105
                                                             -------------
                                                                    1,199
                                                             -------------
REGIONAL MALLS--15.3%
General Growth Properties, Inc.                        4,900 $        255
Macerich Co.                                           5,100          157
Rouse Co.                                              7,800          247
Taubman Centers, Inc.                                 11,284          183
                                                             -------------
                                                                      842
                                                             -------------
STORAGE--2.6%
Public Storage, Inc.                                   4,415          143
                                                             -------------
TOTAL REAL ESTATE INVESTMENT
TRUSTS (REITS) (COST $5,492)                                        5,251
                                                             -------------
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.2%
--------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                  61,870           62
BlackRock Provident Institutional
    Funds - TempFund                                  61,870           62
                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $124)                                                          124
                                                             -------------
TOTAL INVESTMENTS--97.6%
(COST $5,616)(a)                                                    5,375

OTHER ASSETS IN EXCESS OF
LIABILITIES--2.4%                                                     132
                                                             -------------
NET ASSETS APPLICABLE TO 612,156
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                              $      5,507
                                                             =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                 $       9.00
                                                             =============

------------------------------------------------
*Non-Income Producing Security

(a) At December 31, 2002, the cost for Federal income tax purposes was $5,688,185. Net unrealized depreciation was ($313,278). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $97,742 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($411,020).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                    MONEY     QUALITY   HIGH YIELD
                                                                   MARKET       BOND       BOND
ASSETS:                                                             FUND        FUND       FUND
                                                                  ---------  ---------  ----------
Investments at value                                              $ 153,876  $ 193,828    $ 61,660
Securities lending collateral                                             -          -           -
Interest, dividends and reclaims receivable                           1,264      1,159       1,425
Receivable for investment securities sold                                 -     19,845           -
Receivable for capital stock sold                                         -        300         207
Other assets                                                              5          5           2
                                                                  ---------  ---------  ----------
          Total Assets                                              155,145    215,137      63,294
                                                                  ---------  ---------  ----------

LIABILITIES:

Obligation to return securities lending collateral                        -          -           -
Payable for investment securities purchased                           5,467     58,790           -
Payable for capital stock redeemed                                        -         17          17
Dividends payable                                                       143          -           -
Payable to the investment adviser                                        23         43          27
Payable to The Penn Mutual Life Insurance Co                             57         57          23
Net unrealized depreciation of forward foreign currency contracts         -          -           -
Other liabilities                                                        26         24          15
                                                                  ---------  ---------  ----------
       Total Liabilities                                              5,716     58,931          82
                                                                  ---------  ---------  ----------
NET ASSETS                                                        $ 149,429  $ 156,206    $ 63,212
                                                                  =========  =========  ==========

 Investments at cost                                              $ 153,876  $ 191,994    $ 66,589

                                                                   GROWTH   LARGE CAP   FLEXIBLY  INTERNATIONAL  SMALL CAP  EMERGING
                                                                   EQUITY     VALUE     MANAGED      EQUITY        VALUE     GROWTH
ASSETS:                                                             FUND      FUND        FUND        FUND         FUND       FUND
                                                                  --------  ---------  ---------  -------------  ---------  --------
Investments at value                                              $ 88,310  $ 189,264  $ 525,804     $ 105,213    $ 77,733  $ 77,535
Securities lending collateral                                            -          -          -         6,921       2,227    21,938
Interest, dividends and reclaims receivable                            111        390      2,646           330          49        11
Receivable for investment securities sold                           13,176        170          -             -         591       279
Receivable for capital stock sold                                    1,525         91        287           197          41        60
Other assets                                                            28         19         38            67           4         5
                                                                  --------  ---------  ---------  -------------  ---------  --------
          Total Assets                                             103,150    189,934    528,775       112,728      80,645    99,828
                                                                  --------  ---------  ---------  -------------  ---------  --------

LIABILITIES:

Obligation to return securities lending collateral                       -          -          -         6,921       2,227    21,938
Payable for investment securities purchased                            616        944      1,306             -         362     2,938
Payable for capital stock redeemed                                      14        545        334             -         468       186
Dividends payable                                                        -          -          -             -           -         -
Payable to the investment adviser                                       50         97        269            75          53        47
Payable to The Penn Mutual Life Insurance Co                            35         71        194            39          28        25
Net unrealized depreciation of forward foreign currency contracts        -          -          -           987           -         -
Other liabilities                                                       17         31        103            61          16        13
                                                                  --------  ---------  ---------  -------------  ---------  --------
       Total Liabilities                                               732      1,688      2,206         8,083       3,154    25,147
                                                                  --------  ---------  ---------  -------------  ---------  --------
NET ASSETS                                                        $102,418  $ 188,246  $ 526,569     $ 104,645    $ 77,491  $ 74,681
                                                                  ========  =========  =========  =============  =========  ========

 Investments at cost                                              $ 93,261  $ 201,756  $ 488,272     $ 107,107    $ 93,832  $ 76,784

                                                    LIMITED
                                                    MATURITY    CORE      INDEX     MID CAP   MID CAP  LARGE CAP  STRATEGIC
                                                      BOND     EQUITY       500      GROWTH    VALUE    GROWTH     VALUE      REIT
ASSETS:                                               FUND      FUND*      FUND       FUND     FUND      FUND+      FUND+     FUND+
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------
Investments at value                                $ 43,787  $ 11,127  $ 173,955  $ 34,497  $ 57,608    $ 5,276    $ 7,370  $ 5,375
Securities lending collateral                              -         -          -    14,021    22,632          -          -        -
Cash                                                       -         -          -         -         -          -          -        1
Interest, dividends and reclaims receivable              289        12        264        14        31          9          9       35
Receivable for investment securities sold              7,330       268         25       304       603         15          -       38
Receivable for capital stock sold                        160         3        415        30       129         40         67       47
Futures receivable                                         -         -         14         -         -          -          -        -
Other assets                                               1         -         12         9        22         31         28       24
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------
          Total Assets                                51,567    11,410    174,685    48,875    81,025      5,371      7,474    5,520
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------

LIABILITIES:

Obligation to return securities lending collateral         -         -          -    14,021    22,632          -          -        -
Payable for investment securities purchased            8,587         -          -       366         -        262         34        7
Payable for capital stock redeemed                         5         1        188        28         2         17          9        1
Payable to the investment adviser                         11         5         11        21        27          2          4        3
Payable to The Penn Mutual Life Insurance Co              15         4         26         8        22          -          -        2
Other liabilities                                          8         3         31         7        12          -         10        -
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------
       Total Liabilities                               8,626        13        256    14,451    22,695        281         57       13
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------
NET ASSETS                                          $ 42,941  $ 11,397  $ 174,429  $ 34,424  $ 58,330    $ 5,090    $ 7,417  $ 5,507
                                                    ========  ========  =========  ========  ========  =========  =========  =======

 Investments at cost                                $ 43,045  $ 11,663  $ 260,681  $ 33,936  $ 60,057    $ 5,694    $ 7,807  $ 5,616

*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                     48/49

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                                         HIGH
                                                                                       MONEY  QUALITY   YIELD    GROWTH   LARGE CAP
                                                                                      MARKET   BOND      BOND    EQUITY     VALUE
                                                                                       FUND    FUND      FUND     FUND       FUND
                                                                                     -------  -------  -------  --------  ---------
INVESTMENT INCOME:
Dividends                                                                            $     -  $     -  $   371  $    799  $   4,987
Interest                                                                               2,897    6,862    6,106       133        155
Foreign tax withheld                                                                       -        -        -         -        (20)
                                                                                     -------  -------  -------  --------  ---------
       Total investment income                                                         2,897    6,862    6,477       932      5,122
                                                                                     -------  -------  -------  --------  ---------

EXPENSES:
Investment advisory fees                                                                 258      478      320       897      1,300
Administration fees                                                                      208      214       96       213        325
Accounting fees                                                                           94       96       48        95        133
Custodian fees and expenses                                                               28       29       17        25         38
Other expenses                                                                            69       66       48        85        106
                                                                                     -------  -------  -------  --------  ---------
       Total expenses                                                                    657      883      529     1,315      1,902
       Less: Expense waivers                                                               -        -        -        14          3
       Less: Fees paid indirectly                                                          -        -        -        73         53
                                                                                     -------  -------  -------  --------  ---------
             Net expenses                                                                657      883      529     1,228      1,846
                                                                                     -------  -------  -------  --------  ---------
NET INVESTMENT INCOME (LOSS)                                                           2,240    5,979    5,948      (296)     3,276
                                                                                     -------  -------  -------  --------  ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions                                    2    1,199   (3,303)  (42,772)   (12,817)
    Net realized foreign exchange loss                                                     -        -       (3)        -          -
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items                                        -      382     (479)  (16,678)   (26,118)
    Net increase from payments made by affiliates for investment transaction losses        -        -        -         -          -
                                                                                     -------  -------  -------  --------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                     2    1,581   (3,785)  (59,450)   (38,935)
                                                                                     -------  -------  -------  --------  ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   $ 2,242  $ 7,560  $ 2,163  $(59,746) $ (35,659)
                                                                                     =======  =======  =======  ========  =========

                                                                                      FLEXIBLY  INTERNATIONAL  SMALL CAP   EMERGING
                                                                                       MANAGED     EQUITY        VALUE      GROWTH
                                                                                         FUND       FUND         FUND        FUND
                                                                                      --------  -------------  ---------  ---------
INVESTMENT INCOME:
Dividends                                                                             $ 11,005      $  3,334    $    583  $      27
Interest                                                                                 7,692            93          99        150
Foreign tax withheld                                                                       (59)         (432)         (8)         -
                                                                                      --------  ------------   ---------  ---------
       Total investment income                                                          18,638         2,995         674        177
                                                                                      --------  ------------   ---------  ---------

EXPENSES:
Investment advisory fees                                                                 3,229         1,002         752        721
Administration fees                                                                        807           177         133        147
Accounting fees                                                                            246            96          66         71
Custodian fees and expenses                                                                 73           107          25         40
Other expenses                                                                             232            67          49         59
                                                                                      --------  ------------   ---------  ---------
       Total expenses                                                                    4,587         1,449       1,025      1,038
       Less: Expense waivers                                                                 -             -          13         11
       Less: Fees paid indirectly                                                           55            51           -          -
                                                                                      --------  ------------   ---------  ---------
             Net expenses                                                                4,532         1,398       1,012      1,027
                                                                                      --------  ------------   ---------  ---------
NET INVESTMENT INCOME (LOSS)                                                            14,106         1,597        (338)      (850)
                                                                                      --------  ------------   ---------  ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions                                 23,104       (11,523)      5,283    (34,963)
    Net realized foreign exchange loss                                                       -        (1,032)          -          -
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items                                    (36,712)        1,007     (22,289)   (22,012)
    Net increase from payments made by affiliates for investment transaction losses        453             -           -          -
                                                                                      --------  ------------   ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                 (13,155)      (11,548)    (17,006)   (56,975)
                                                                                      --------  ------------   ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    $    951      $ (9,951)   $(17,344) $ (57,825)
                                                                                      ========  ============   =========  =========

                                                                                   LIMITED
                                                                                  MATURITY      CORE      INDEX     MID CAP
                                                                                    BOND       EQUITY      500      GROWTH
                                                                                    FUND        FUND*      FUND      FUND
                                                                                  ---------  ---------  ---------  ---------
INVESTMENT INCOME:
Dividends                                                                          $     -   $    213   $  2,883   $     86
Interest                                                                             1,104         14        167         35
Foreign tax withheld                                                                     -          -         (8)         -
                                                                                  ---------  ---------  ---------  ---------
       Total investment income                                                       1,104        227      3,042        121
                                                                                  ---------  ---------  ---------  ---------

EXPENSES:
Investment advisory fees                                                                87         78        133        270
Administration fees                                                                     44         23        285         58
Accounting fees                                                                         28         27        120         30
Custodian fees and expenses                                                             10          4         40         27
Other expenses                                                                          15         12        103         21
                                                                                  ---------  ---------  ---------  ---------
       Total expenses                                                                  184        144        681        406
       Less: Expense waivers                                                             1          2        206         23
       Less: Fees paid indirectly                                                        -          -          -         43
                                                                                  ---------  ---------  ---------  ---------
             Net expenses                                                              183        142        475        340
                                                                                  ---------  ---------  ---------  ---------
NET INVESTMENT INCOME (LOSS)                                                           921         85      2,567       (219)
                                                                                  ---------  ---------  ---------  ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions                                246     (2,747)   (10,884)   (10,482)
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items                                    582     (1,546)   (40,699)    (4,996)
                                                                                  ---------  ---------  ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                 828     (4,293)   (51,583)   (15,478)
                                                                                  ---------  ---------  ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 $ 1,749   $ (4,208)  $(49,016)  $(15,697)
                                                                                  =========  =========  =========  =========

                                                                                   MID CAP    LARGE CAP  STRATEGIC
                                                                                    VALUE      GROWTH      VALUE      REIT
                                                                                    FUND       FUND+       FUND+      FUND+
                                                                                  ---------  ----------  ---------  -------
INVESTMENT INCOME:
Dividends                                                                         $    770      $   39     $   66   $  175
Interest                                                                                73           4          4        2
Foreign tax withheld                                                                    (2)          -          -        -
                                                                                  ---------  ----------  ---------  -------
       Total investment income                                                         841          43         70      177
                                                                                  ---------  ----------  ---------  -------

EXPENSES:
Investment advisory fees                                                               356          14         25       19
Administration fees                                                                     97           4          5        4
Accounting fees                                                                         49           5          5        5
Custodian fees and expenses                                                             17           6         11        7
Other expenses                                                                          29          24         30       26
                                                                                  ---------  ----------  ---------  -------
       Total expenses                                                                  548          53         76       61
       Less: Expense waivers                                                             -          28         34       28
       Less: Fees paid indirectly                                                       62           -          -        -
                                                                                  ---------  ----------  ---------  -------
             Net expenses                                                              486          25         42       33
                                                                                  ---------  ----------  ---------  -------
NET INVESTMENT INCOME (LOSS)                                                           355          18         28      144
                                                                                  ---------  ----------  ---------  -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions                             (1,029)       (167)      (144)    (119)
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items                                 (6,156)       (418)      (437)    (241)
                                                                                  ---------  ----------  ---------  -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                              (7,185)       (585)      (581)    (360)
                                                                                  ---------  ----------  ---------  -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                $ (6,830)     $ (567)    $ (553)  $ (216)
                                                                                  =========  ==========  =========  =======

* Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
  Fund
+ For the period from May 1, 2002, (commencement of operations) through December
  31, 2002.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                     50/51

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)


                                                                                         MONEY MARKET FUND
                                                                                    -----------------------------
                                                                                        YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2001
                                                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $   2,240       $   4,341
Net realized gain (loss) on investment transactions                                            2               4
Net realized foreign exchange loss                                                             -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                              -               -
                                                                                    -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      2,242           4,345
                                                                                    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                     (2,240)         (4,341)
Net realized capital gains                                                                     -               -
                                                                                    -------------   -------------
      TOTAL DISTRIBUTIONS                                                                 (2,240)         (4,341)
                                                                                    -------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions                  21,019          34,359
                                                                                    -------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         21,019          34,359
                                                                                    -------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                  21,021          34,363

NET ASSETS, beginning of year                                                            128,408          94,045
                                                                                    -------------   -------------

NET ASSETS, END OF YEAR                                                                $ 149,429       $ 128,408
                                                                                    =============   =============

                                                                                          QUALITY BOND FUND
                                                                                    ------------------------------
                                                                                        YEAR             YEAR
                                                                                        ENDED           ENDED
                                                                                    DECEMBER 31,     DECEMBER 31,
                                                                                        2002             2001
                                                                                    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                            $   5,979       $   6,079
Net realized gain (loss) on investment transactions                                         1,199           3,800
Net realized foreign exchange loss                                                              -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                             382            (304)
                                                                                    --------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       7,560           9,575
                                                                                    --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                      (6,004)         (6,042)
Net realized capital gains                                                                   (220)         (4,124)
                                                                                    --------------   -------------
      TOTAL DISTRIBUTIONS                                                                  (6,224)        (10,166)
                                                                                    --------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions                   31,301          28,087
                                                                                    --------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS          31,301          28,087
                                                                                    --------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                   32,637          27,496

NET ASSETS, beginning of year                                                             123,569          96,073
                                                                                    --------------   -------------

NET ASSETS, END OF YEAR                                                                 $ 156,206       $ 123,569
                                                                                    ==============   =============

                                                                                       HIGH YIELD BOND FUND
                                                                                    ----------------------------
                                                                                       YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                       2002            2001
                                                                                    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $  5,948        $  6,063
Net realized gain (loss) on investment transactions                                      (3,303)         (5,560)
Net realized foreign exchange loss                                                           (3)            (79)
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                          (479)          3,601
                                                                                    ------------    ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     2,163           4,025
                                                                                    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                    (6,023)         (5,962)
Net realized capital gains                                                                    -               -
                                                                                    ------------    ------------
      TOTAL DISTRIBUTIONS                                                                (6,023)         (5,962)
                                                                                    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions                  6,495          11,364
                                                                                    ------------    ------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         6,495          11,364
                                                                                    ------------    ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                  2,635           9,427

NET ASSETS, beginning of year                                                            60,577          51,150
                                                                                    ------------    ------------

NET ASSETS, END OF YEAR                                                                $ 63,212        $ 60,577
                                                                                    ============    ============

                                                                                         GROWTH EQUITY FUND
                                                                                    -----------------------------
                                                                                        YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2001
                                                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $    (296)      $      35
Net realized gain (loss) on investment transactions                                      (42,772)        (83,958)
Net realized foreign exchange loss                                                             -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                        (16,678)         13,680
                                                                                    -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (59,746)        (70,243)
                                                                                    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                          -             (48)
Net realized capital gains                                                                     -               -
                                                                                    -------------   -------------
      TOTAL DISTRIBUTIONS                                                                      -             (48)
                                                                                    -------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions                 (24,532)         40,971
                                                                                    -------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        (24,532)         40,971
                                                                                    -------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                 (84,278)        (29,320)

NET ASSETS, beginning of year                                                            186,696         216,016
                                                                                    -------------   -------------

NET ASSETS, END OF YEAR                                                                $ 102,418       $ 186,696
                                                                                    =============   =============

                                                                                        LARGE CAP VALUE FUND
                                                                                    -----------------------------
                                                                                        YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2001
                                                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $   3,276       $   3,110
Net realized gain (loss) on investment transactions                                      (12,817)          5,673
Net realized foreign exchange gain (loss)                                                      -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                        (26,118)        (15,277)
Net increase from payments made by affiliates for investment transaction losses                -               -
                                                                                    -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (35,659)         (6,494)
                                                                                    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                     (3,237)         (3,126)
Net realized capital gains                                                                (2,806)         (5,962)
Return of capital                                                                              -               -
                                                                                    -------------   -------------
      TOTAL DISTRIBUTIONS                                                                 (6,043)         (9,088)
                                                                                    -------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                 (2,580)         26,527
                                                                                    -------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         (2,580)         26,527
                                                                                    -------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                 (44,282)         10,945

NET ASSETS, beginning of year                                                            232,528         221,583
                                                                                    -------------   -------------

NET ASSETS, END OF YEAR                                                                $ 188,246       $ 232,528
                                                                                    =============   =============

                                                                                       FLEXIBLY MANAGED FUND
                                                                                   ------------------------------
                                                                                       YEAR             YEAR
                                                                                       ENDED           ENDED
                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                       2002             2001
                                                                                   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $  14,106       $  14,389
Net realized gain (loss) on investment transactions                                       23,104          27,547
Net realized foreign exchange gain (loss)                                                      -            (149)
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                        (36,712)          6,077
Net increase from payments made by affiliates for investment transaction losses              453               -
                                                                                   --------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        951          47,864
                                                                                   --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                    (14,599)        (14,011)
Net realized capital gains                                                               (23,254)        (27,939)
Return of capital                                                                              -               -
                                                                                   --------------   -------------
      TOTAL DISTRIBUTIONS                                                                (37,853)        (41,950)
                                                                                   --------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                 85,234          39,944
                                                                                   --------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         85,234          39,944
                                                                                   --------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                  48,332          45,858

NET ASSETS, beginning of year                                                            478,237         432,379
                                                                                   --------------   -------------

NET ASSETS, END OF YEAR                                                                $ 526,569       $ 478,237
                                                                                   ==============   =============

                                                                                    INTERNATIONAL EQUITY FUND
                                                                                   ----------------------------
                                                                                      YEAR            YEAR
                                                                                      ENDED           ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                      2002            2001
                                                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                         $   1,597       $   1,586
Net realized gain (loss) on investment transactions                                    (11,523)        (24,792)
Net realized foreign exchange gain (loss)                                               (1,032)            805
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                        1,007         (30,898)
Net increase from payments made by affiliates for investment transaction losses              -               -
                                                                                   ------------    ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (9,951)        (53,299)
                                                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                     (155)         (2,655)
Net realized capital gains                                                                   -               -
Return of capital                                                                            -               -
                                                                                   ------------    ------------
      TOTAL DISTRIBUTIONS                                                                 (155)         (2,655)
                                                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions              (10,198)         18,544
                                                                                   ------------    ------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS      (10,198)         18,544
                                                                                   ------------    ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                               (20,304)        (37,410)

NET ASSETS, beginning of year                                                          124,949         162,359
                                                                                   ------------    ------------

NET ASSETS, END OF YEAR                                                              $ 104,645       $ 124,949
                                                                                   ============    ============

                                                                                       SMALL CAP VALUE FUND
                                                                                   -----------------------------
                                                                                       YEAR            YEAR
                                                                                      ENDED           ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2002            2001
                                                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $   (338)       $     91
Net realized gain (loss) on investment transactions                                       5,283           2,217
Net realized foreign exchange gain (loss)                                                     -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                       (22,289)          8,821
Net increase from payments made by affiliates for investment transaction losses               -               -
                                                                                   -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (17,344)         11,129
                                                                                   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                         -             (97)
Net realized capital gains                                                               (6,314)         (3,469)
Return of capital                                                                             -               -
                                                                                   -------------   -------------
      TOTAL DISTRIBUTIONS                                                                (6,314)         (3,566)
                                                                                   -------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                14,162          23,747
                                                                                   -------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        14,162          23,747
                                                                                   -------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                 (9,496)         31,310

NET ASSETS, beginning of year                                                            86,987          55,677
                                                                                   -------------   -------------

NET ASSETS, END OF YEAR                                                                $ 77,491        $ 86,987
                                                                                   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                     52/53

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                      EMERGING GROWTH FUND
                                                                                  ------------------------------
                                                                                     YEAR              YEAR
                                                                                     ENDED            ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                     2002              2001
                                                                                  ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                         $   (850)        $    (923)
Net realized gain (loss) on investment transactions                                   (34,963)          (58,937)
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items                                                            (22,012)           33,542
                                                                                  ------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (57,825)          (26,318)
                                                                                  ------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       -                 -
Net realized capital gains                                                                  -               (31)
Return of capital                                                                           -            (2,818)
                                                                                  ------------     -------------
      TOTAL DISTRIBUTIONS                                                                   -            (2,849)
                                                                                  ------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions              (4,593)           26,492
                                                                                  ------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS      (4,593)           26,492
                                                                                  ------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                              (62,418)           (2,675)

NET ASSETS, beginning of year                                                         137,099           139,774
                                                                                  ------------     -------------

NET ASSETS, END OF YEAR                                                              $ 74,681         $ 137,099
                                                                                  ============     =============

                                                                                     LIMITED MATURITY BOND FUND
                                                                                  ---------------------------------
                                                                                       YEAR               YEAR
                                                                                      ENDED              ENDED
                                                                                     DECEMBER 31,       DECEMBER 31,
                                                                                       2002               2001
                                                                                  ---------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                            $    921          $    685
Net realized gain (loss) on investment transactions                                          246               108
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items                                                                   582                17
                                                                                  ---------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      1,749               810
                                                                                  ---------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (922)             (679)
Net realized capital gains                                                                  (222)              (96)
Return of capital                                                                              -                 -
                                                                                  ---------------     -------------
      TOTAL DISTRIBUTIONS                                                                 (1,144)             (775)
                                                                                  ---------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                 23,960             7,443
                                                                                  ---------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         23,960             7,443
                                                                                  ---------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                  24,565             7,478

NET ASSETS, beginning of year                                                             18,376            10,898
                                                                                  ---------------     -------------

NET ASSETS, END OF YEAR                                                                 $ 42,941          $ 18,376
                                                                                  ===============     =============

                                                                                        CORE EQUITY FUND *
                                                                                  -------------------------------
                                                                                      YEAR              YEAR
                                                                                     ENDED             ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
                                                                                      2002              2001
                                                                                  -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                          $     85          $    136
Net realized gain (loss) on investment transactions                                     (2,747)           (5,964)
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items                                                              (1,546)               80
                                                                                  -------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (4,208)           (5,748)
                                                                                  -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                      (85)             (138)
Net realized capital gains                                                                   -                 -
Return of capital                                                                            -              (431)
                                                                                  -------------     -------------
      TOTAL DISTRIBUTIONS                                                                  (85)             (569)
                                                                                  -------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions               (4,475)           (3,617)
                                                                                  -------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       (4,475)           (3,617)
                                                                                  -------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                (8,768)           (9,934)

NET ASSETS, beginning of year                                                           20,165            30,099
                                                                                  -------------     -------------

NET ASSETS, END OF YEAR                                                               $ 11,397          $ 20,165
                                                                                  =============     =============

                                                                                          INDEX 500 FUND
                                                                                  --------------------------------
                                                                                      YEAR              YEAR
                                                                                     ENDED              ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                      2002              2001
                                                                                  -------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                         $   2,567          $   2,349
Net realized gain (loss) on investment transactions                                    (10,884)            (3,568)
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items                                                             (40,699)           (24,996)
                                                                                  -------------     --------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (49,016)           (26,215)
                                                                                  -------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                   (2,558)            (2,351)
Net realized capital gains                                                                   -                  -
Return of capital                                                                            -                  -
                                                                                  -------------     --------------
      TOTAL DISTRIBUTIONS                                                               (2,558)            (2,351)
                                                                                  -------------     --------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions               23,101             18,070
                                                                                  -------------     --------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       23,101             18,070
                                                                                  -------------     --------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                               (28,473)           (10,496)

NET ASSETS, beginning of year                                                          202,902            213,398
                                                                                  -------------     --------------

NET ASSETS, END OF YEAR                                                              $ 174,429          $ 202,902
                                                                                  =============     ==============

                                                                                        MID CAP GROWTH FUND
                                                                                   ------------------------------
                                                                                      YEAR              YEAR
                                                                                      ENDED            ENDED
                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                      2002              2001
                                                                                   ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                          $   (219)         $   (333)
Net realized gain (loss) on investment transactions                                    (10,482)          (22,993)
Net change in unrealized appreciation (depreciation) of investments                     (4,996)            7,200
                                                                                   ------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (15,697)          (16,126)
                                                                                   ------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                        -                 -
Net realized capital gains                                                                   -                 -
                                                                                   ------------     -------------
      TOTAL DISTRIBUTIONS                                                                    -                 -
                                                                                   ------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                4,687             6,755
                                                                                   ------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        4,687             6,755
                                                                                   ------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                               (11,010)           (9,371)

NET ASSETS, beginning of year                                                           45,434            54,805
                                                                                   ------------     -------------

NET ASSETS, END OF YEAR                                                               $ 34,424          $ 45,434
                                                                                   ============     =============

                                                                                          MID CAP VALUE FUND
                                                                                   ---------------------------------
                                                                                         YEAR               YEAR
                                                                                        ENDED              ENDED
                                                                                     DECEMBER 31,       DECEMBER 31,
                                                                                         2002               2001
                                                                                   ---------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                             $    355          $    423
Net realized gain (loss) on investment transactions                                        (1,029)            3,497
Net change in unrealized appreciation (depreciation) of investments                        (6,156)           (6,043)
                                                                                   ---------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (6,830)           (2,123)
                                                                                   ---------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                        (355)             (425)
Net realized capital gains                                                                      -            (3,619)
                                                                                   ---------------     -------------
      TOTAL DISTRIBUTIONS                                                                    (355)           (4,044)
                                                                                   ---------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                   3,882             8,262
                                                                                   ---------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS           3,882             8,262
                                                                                   ---------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                   (3,303)            2,095

NET ASSETS, beginning of year                                                              61,633            59,538
                                                                                   ---------------     -------------

NET ASSETS, END OF YEAR                                                                  $ 58,330          $ 61,633
                                                                                   ===============     =============

                                                                                    LARGE CAP         STRATEGIC
                                                                                   GROWTH FUND        VALUE FUND        REIT FUND
                                                                                  -------------     -------------     -------------
                                                                                     PERIOD            PERIOD            PERIOD
                                                                                      ENDED             ENDED             ENDED
                                                                                   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                                      2002+             2002+             2002+
                                                                                  -------------     -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $    18           $    28           $   144
Net realized gain (loss) on investment transactions                                       (167)             (144)             (119)
Net change in unrealized appreciation (depreciation) of investments                       (418)             (437)             (241)
                                                                                  -------------     -------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     (567)             (553)             (216)
                                                                                  -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                      (18)              (30)             (140)
Net realized capital gains                                                                   -                 -                 -
                                                                                  -------------     -------------     -------------
      TOTAL DISTRIBUTIONS                                                                  (18)              (30)             (140)
                                                                                  -------------     -------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                5,675             8,000             5,863
                                                                                  -------------     -------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        5,675             8,000             5,863
                                                                                  -------------     -------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                 5,090             7,417             5,507

NET ASSETS, beginning of year                                                                -                 -                 -
                                                                                  -------------     -------------     -------------

NET ASSETS, END OF YEAR                                                                $ 5,090           $ 7,417           $ 5,507
                                                                                  =============     =============     =============

*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund + For the period from May 1, 2002, (commencement of operations) through December 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                     54/55

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                              YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
                                            2002          2001          2000         1999         1998
                                         ----------    ----------     ---------    ---------    --------
Net asset value, beginning of year           $1.00         $1.00         $1.00        $1.00       $1.00
                                         ----------    ----------     ---------    ---------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.02          0.04          0.06         0.05        0.05
                                         ----------    ----------     ---------    ---------    --------
   Total from investment operations           0.02          0.04          0.06         0.05        0.05
                                         ----------    ----------     ---------    ---------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income          (0.02)        (0.04)        (0.06)       (0.05)      (0.05)
                                         ----------    ----------     ---------    ---------    --------
Net asset value, end of year                 $1.00         $1.00         $1.00        $1.00       $1.00
                                         ==========    ==========     =========    =========    ========
   Total return                              1.65%         4.00%         5.99%        4.66%       5.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)    $149,429      $128,408       $94,045      $86,581     $53,626
                                         ==========    ==========     =========    =========    ========
Ratio of expenses to average net assets      0.47%         0.50%         0.58%        0.72%       0.72%
                                         ==========    ==========     =========    =========    ========
Ratio of net investment income
   to average net assets                     1.62%         3.78%         5.89%        4.60%       4.88%
                                         ==========    ==========     =========    =========    ========

THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                                   YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                2002           2001           2000         1999        1998
                                             ----------     ----------     ---------    ---------    --------
Net asset value, beginning of year              $10.39         $10.33        $10.40       $10.40      $10.20
                                             ----------     ----------     ---------    ---------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.42           0.51          0.52         0.54        0.51
Net realized and unrealized gain (loss)
   on investment transactions                     0.13           0.41          0.66        (0.54)       0.53
                                             ----------     ----------     ---------    ---------    --------
   Total from investment operations               0.55           0.92          1.18         0.00        1.04
                                             ----------     ----------     ---------    ---------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income              (0.42)         (0.51)        (1.06)        0.00       (0.51)
Distribution from net realized gains             (0.02)         (0.35)        (0.17)        0.00       (0.33)
Return of capital                                 0.00           0.00         (0.02)        0.00        0.00
                                             ----------     ----------     ---------    ---------    --------
   Total distributions                           (0.44)         (0.86)        (1.25)        0.00       (0.84)
                                             ----------     ----------     ---------    ---------    --------
Net asset value, end of year                    $10.50         $10.39        $10.33       $10.40      $10.40
                                             ==========     ==========     =========    =========    ========
   Total return                                  5.28%          8.91%        12.00%        0.00%      10.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)        $156,206       $123,569       $96,073      $55,975     $53,505
                                             ==========     ==========     =========    =========    ========
Ratio of expenses to average net assets          0.62%          0.65%         0.68%        0.77%       0.77%
                                             ==========     ==========     =========    =========    ========
Ratio of net investment income
   to average net assets                         4.19%          5.23%         5.92%        5.21%       5.26%
                                             ==========     ==========     =========    =========    ========
Portfolio turnover rate                         498.6%         930.7%      1,046.5%       815.1%      477.2%
                                             ==========     ==========     =========    =========    ========

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                                                   YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------
                                              2002            2001          2000        1999       1998
                                           ------------     ----------     --------    --------   --------
Net asset value, beginning of year               $7.25          $7.45        $9.58       $9.19      $9.52
                                           ------------     ----------     --------    --------   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.70           0.72         0.91        0.89       0.79
Net realized and unrealized loss
   on investment transactions                    (0.46)         (0.20)       (1.24)      (0.50)     (0.33)
                                           ------------     ----------     --------    --------   --------
   Total from investment operations               0.24           0.52        (0.33)       0.39       0.46
                                           ------------     ----------     --------    --------   --------
LESS DISTRIBUTIONS:
Dividend from net investment income              (0.71)         (0.72)       (1.80)       0.00      (0.79)
                                           ------------     ----------     --------    --------   --------
Net asset value, end of year                     $6.78          $7.25        $7.45       $9.58      $9.19
                                           ============     ==========     ========    ========   ========
   Total return                                  3.41%          6.92%       (3.69%)      4.24%      4.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)         $63,212        $60,577      $51,150     $69,928    $69,003
                                           ============     ==========     ========    ========   ========
Ratio of expenses to average net assets          0.83%          0.87% (a)    0.87% (a)   0.85%      0.82%
                                           ============     ==========     ========    ========   ========
Ratio of net investment income
   to average net assets                         9.29%          9.57% (a)   10.07% (a)   9.11%      8.30%
                                           ============     ==========     ========    ========   ========
Portfolio turnover rate                          80.4%          77.0%        65.4%       78.2%      82.7%
                                           ============     ==========     ========    ========   ========

--------------------------------------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.88% AND 0.91%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 9.56% AND 10.04%, RESPECTIVELY FOR THE YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000.

THE GROWTH EQUITY FUND
For a Share Outstanding During the Year

                                                                 YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------
                                              2002            2001            2000         1999       1998
                                           ------------     ----------     ---------    ---------   ---------
Net asset value, beginning of year              $15.07         $20.19        $41.41       $30.88      $24.37
                                           ------------     ----------     ---------    ---------   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.03)          0.00         (0.08)       (0.05)       0.02
Net realized and unrealized gain (loss)
   on investment transactions                    (5.23)         (5.12)        (9.36)       10.58       10.12
                                           ------------     ----------     ---------    ---------   ---------
   Total from investment operations              (5.26)         (5.12)        (9.44)       10.53       10.14
                                           ------------     ----------     ---------    ---------   ---------
LESS DISTRIBUTIONS:
Dividend from net investment income               0.00           0.00          0.00         0.00       (0.02)
Distribution from net realized gains              0.00           0.00         (7.69)        0.00       (3.61)
Return of capital                                 0.00           0.00         (4.09)        0.00        0.00
                                           ------------     ----------     ---------    ---------   ---------
   Total distributions                            0.00           0.00        (11.78)        0.00       (3.63)
                                           ------------     ----------     ---------    ---------   ---------
Net asset value, end of year                     $9.81         $15.07        $20.19       $41.41      $30.88
                                           ============     ==========     =========    =========   =========
   Total return                                (34.90%)       (25.34%)      (26.10%)      34.10%      41.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)        $102,418       $186,696      $216,016     $284,263    $195,692
                                           ============     ==========     =========    =========   =========
Ratio of expenses to average net assets          0.92% (a)      0.92%         0.84%        0.73%       0.76%
                                           ============     ==========     =========    =========   =========
Ratio of net investment income (loss)
   to average net assets                        (0.21%)(a)      0.02%        (0.27%)      (0.14%)      0.08%
                                           ============     ==========     =========    =========   =========
Portfolio turnover rate                         773.6%         276.2%        309.3%       209.1%      161.3%
                                           ============     ==========     =========    =========   =========

--------------------------------------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.93% AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.22%) FOR THE YEAR ENDED DECEMBER 31, 2002.

THE LARGE CAP VALUE FUND*
For a Share Outstanding During the Year

                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             2002            2001        2000        1999        1998
                                          -----------      ---------   ---------   ---------   ---------
Net asset value, beginning of year            $16.97         $18.07      $22.21      $22.39      $22.55
                                          -----------      ---------   ---------   ---------   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                           0.25           0.23        0.26        0.21        0.31
Net realized and unrealized gain (loss)
   on investment transactions                  (2.80)         (0.66)       2.10       (0.39)       1.85
                                          -----------      ---------   ---------   ---------   ---------
   Total from investment operations            (2.55)         (0.43)       2.36       (0.18)       2.16
                                          -----------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividend from net investment income            (0.24)         (0.23)      (0.48)       0.00       (0.31)
Distribution from net realized gains           (0.21)         (0.44)      (6.02)       0.00       (2.01)
                                          -----------      ---------   ---------   ---------   ---------
   Total distributions                         (0.45)         (0.67)      (6.50)       0.00       (2.32)
                                          -----------      ---------   ---------   ---------   ---------
Net asset value, end of year                  $13.97         $16.97      $18.07      $22.21      $22.39
                                          ===========      =========   =========   =========   =========
   Total return                              (14.96%)        (2.40%)     12.64%      (0.80%)      9.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)      $188,246       $232,528    $221,583    $290,937    $335,479
                                          ===========      =========   =========   =========   =========
Ratio of expenses to average net assets        0.88%          0.88%       0.84%       0.76%       0.76%
                                          ===========      =========   =========   =========   =========
Ratio of net investment income
   to average net assets                       1.51%          1.26%       1.34%       0.88%       1.27%
                                          ===========      =========   =========   =========   =========
Portfolio turnover rate                        38.0%          49.5%      135.8%       67.6%       24.0%
                                          ===========      =========   =========   =========   =========

--------------------------------------
*    PRIOR TO MAY 1, 2000, THE LARGE CAP VALUE FUND WAS NAMED VALUE EQUITY FUND.

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year

                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             2002            2001        2000        1999        1998
                                          -----------      ---------   ---------   ---------   ---------
Net asset value, beginning of year            $20.03         $19.76      $19.62      $18.31      $19.83
                                          -----------      ---------   ---------   ---------   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                           0.56           0.60        0.58        0.67        0.60
Net realized and unrealized gain (loss)
   on investment transactions                  (0.39)          1.44        3.26        0.64        0.61
                                          -----------      ---------   ---------   ---------   ---------
   Total from investment operations             0.17           2.04        3.84        1.31        1.21
                                          -----------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividend from net investment income            (0.56)         (0.59)      (1.33)       0.00       (0.60)
Distribution from net realized gains           (0.89)         (1.18)      (2.37)       0.00       (2.13)
                                          -----------      ---------   ---------   ---------   ---------
   Total distributions                         (1.45)         (1.77)      (3.70)       0.00       (2.73)
                                          -----------      ---------   ---------   ---------   ---------
Net asset value, end of year                  $18.75         $20.03      $19.76      $19.62      $18.31
                                          ===========      =========   =========   =========   =========
   Total return                               0.87%*         10.34%      22.22%       7.15%       6.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)      $526,569       $478,237    $432,379    $482,856    $545,486
                                          ===========      =========   =========   =========   =========
Ratio of expenses to average net assets        0.85%          0.87%       0.83%       0.76%       0.76%
                                          ===========      =========   =========   =========   =========
Ratio of net investment income
   to average net assets                      2.71%*          2.89%       2.92%       3.25%       2.78%
                                          ===========      =========   =========   =========   =========
Portfolio turnover rate                        30.6%          33.6%       30.6%       31.0%       48.0%
                                          ===========      =========   =========   =========   =========

--------------------------------------
* THE PRESENTED TOTAL RETURN AND RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS ARE INCLUSIVE OF PAYMENTS MADE BY AFFILIATES ON INVESTMENT TRANSACTIONS. BEFORE CONSIDERATION OF SUCH PAYMENTS, THE TOTAL RETURN WOULD HAVE BEEN 0.77% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.62%.

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                   YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------
                                               2002          2001           2000          1999           1998
                                            ------------   ----------    -----------   ------------   -----------
Net asset value, beginning of year               $11.71       $16.64         $26.78         $18.37        $16.13
                                            ------------   ----------    -----------   ------------   -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                              0.15         0.37           0.14           0.03          0.10
Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions                                   (1.31)       (5.05)         (4.82)          8.38          2.93
                                            ------------   ----------    -----------   ------------   -----------
   Total from investment operations               (1.16)       (4.68)         (4.68)          8.41          3.03
                                            ------------   ----------    -----------   ------------   -----------
LESS DISTRIBUTIONS:
Dividend from net investment income               (0.02)       (0.25)         (0.14)          0.00         (0.10)
Distribution in excess of net
   investment income                               0.00         0.00           0.00           0.00         (0.08)
Distribution from net realized gains               0.00         0.00          (4.59)          0.00         (0.61)
Return of capital                                  0.00         0.00          (0.73)          0.00          0.00
                                            ------------   ----------    -----------   ------------   -----------
   Total distributions                            (0.02)       (0.25)         (5.46)          0.00         (0.79)
                                            ------------   ----------    -----------   ------------   -----------
Net asset value, end of year                     $10.53       $11.71         $16.64         $26.78        $18.37
                                            ============   ==========    ===========   ============   ===========
   Total return                                  (9.94%)     (28.12%)       (18.67%)        45.78%        18.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)         $104,645     $124,949       $162,359       $215,312      $153,822
                                            ============   ==========    ===========   ============   ===========
Ratio of expenses to average net assets           1.23%        1.25%          1.16%          1.08%         1.08%
                                            ============   ==========    ===========   ============   ===========
Ratio of net investment income (loss)
   to average net assets                          1.35%        1.06%         (0.08%)         0.20%         0.45%
                                            ============   ==========    ===========   ============   ===========
Portfolio turnover rate                          106.3%        97.2%          64.4%          45.0%         43.5%
                                            ============   ==========    ===========   ============   ===========

THE SMALL CAP VALUE FUND*
For a Share Outstanding During the Year

                                                                   YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------
                                               2002          2001           2000          1999           1998
                                            ------------   ----------    -----------   ------------   -----------
Net asset value, beginning of year               $14.38       $12.94         $12.64         $12.81        $14.43
                                            ------------   ----------    -----------   ------------   -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.05)        0.01           0.04           0.08          0.08
Net realized and unrealized gain (loss)
   on investment transactions                     (2.37)        2.10           1.68          (0.25)        (1.41)
                                            ------------   ----------    -----------   ------------   -----------
   Total from investment operations               (2.42)        2.11           1.72          (0.17)        (1.33)
                                            ------------   ----------    -----------   ------------   -----------
LESS DISTRIBUTIONS:
Dividend from net investment income                0.00        (0.02)         (0.12)          0.00         (0.08)
Distribution from net realized gains              (0.96)       (0.65)         (1.30)          0.00         (0.21)
                                            ------------   ----------    -----------   ------------   -----------
   Total distributions                            (0.96)       (0.67)         (1.42)          0.00         (0.29)
                                            ------------   ----------    -----------   ------------   -----------
Net asset value, end of year                     $11.00       $14.38         $12.94         $12.64        $12.81
                                            ============   ==========    ===========   ============   ===========
   Total return                                 (16.76%)      16.75%         13.73%         (1.33%)       (9.16%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)          $77,491      $86,987        $55,677        $44,939       $43,635
                                            ============   ==========    ===========   ============   ===========
Ratio of expenses to average net assets           1.15% (a)    1.14% (a)      1.05% (a)      0.81%         0.82%
                                            ============   ==========    ===========   ============   ===========
Ratio of net investment income (loss)
   to average net assets                         (0.38%)(a)    0.12% (a)      0.38% (a)      0.65%         0.65%
                                            ============   ==========    ===========   ============   ===========
Portfolio turnover rate                           54.4%        67.8%         135.4%         102.8%         61.9%
                                            ============   ==========    ===========   ============   ===========

------------------------------------------
* PRIOR TO MAY 1, 2000, THE SMALL CAP VALUE FUND WAS NAMED SMALL CAPITALIZATION FUND.

(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.16%, 1.16% AND 1.09%, AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.39%), 0.10% AND 0.34%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000.

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year

                                                                YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                            2002           2001         2000         1999        1998
                                          ----------     ---------    ---------    ---------    ---------
Net asset value, beginning of  year          $20.46        $24.89       $49.68       $17.43       $12.85
                                          ----------     ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                           (0.14)        (0.13)       (0.26)       (0.11)       (0.06)
Net realized and unrealized gain (loss)
   on investment transactions                 (8.47)        (3.78)      (11.62)       32.36         4.65
                                          ----------     ---------    ---------    ---------    ---------
   Total from investment operations           (8.61)        (3.91)      (11.88)       32.25         4.59
                                          ----------     ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
Distribution from net realized gains           0.00         (0.01)      (12.91)        0.00        (0.01)
Return of capital                              0.00         (0.51)        0.00         0.00         0.00
                                          ----------     ---------    ---------    ---------    ---------
   Total distributions                         0.00         (0.52)      (12.91)        0.00        (0.01)
                                          ----------     ---------    ---------    ---------    ---------
Net asset value, end of year                 $11.85        $20.46       $24.89       $49.68       $17.43
                                          ==========     =========    =========    =========    =========
   Total return                             (42.08%)      (15.84%)     (28.54%)     185.03%       35.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)      $74,681      $137,099     $139,774     $183,413      $38,664
                                          ==========     =========    =========    =========    =========
Ratio of expenses to average net assets       1.05% (a)     1.04%        1.01%        1.04%        1.15%(a)
                                          ==========     =========    =========    =========    =========
Ratio of net investment loss
   to average net assets                     (0.87%)(a)    (0.67%)      (0.68%)      (0.68%)      (0.66%)(a)
                                          ==========     =========    =========    =========    =========
Portfolio turnover rate                      163.6%        134.5%       145.3%       172.4%       240.9%
                                          ==========     =========    =========    =========    =========

----------------------------------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.06% AND 1.21%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.88%) AND (0.73%), RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 1998.

THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year

                                                           YEAR OR PERIOD
                                                          ENDED DECEMBER 31,
                                                ----------------------------------
                                                   2002          2001        2000*
                                                ---------     ---------    --------
Net asset value, beginning of period or year      $10.35        $10.13      $10.00
                                                ---------     ---------    --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.24          0.40        0.41
Net realized and unrealized gain
   on investment transactions                       0.41          0.27        0.30
                                                ---------     ---------    --------
   Total from investment operations                 0.65          0.67        0.71
                                                ---------     ---------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income                (0.24)        (0.40)      (0.41)
Distribution from net realized gains               (0.06)        (0.05)      (0.17)
                                                ---------     ---------    --------
   Total distributions                             (0.30)        (0.45)      (0.58)
                                                ---------     ---------    --------
Net asset value, end of period or year            $10.70        $10.35      $10.13
                                                =========     =========    ========
   Total return                                    6.25%         6.64%       7.18% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $42,941       $18,376     $10,898
                                                =========     =========    ========
Ratio of expenses to average net assets            0.63%         0.74% (c)   0.71% (a)
                                                =========     =========    ========
Ratio of net investment income
   to average net assets                           3.16%         4.96% (c)   6.01% (a)
                                                =========     =========    ========

Portfolio turnover rate                           224.2%        173.9%      331.6%
                                                =========     =========    ========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.93%, FOR THE YEAR ENDED DECEMBER 31, 2001.

THE CORE EQUITY FUND**
For a Share Outstanding During the Year

                                                                  YEAR OR PERIOD
                                                                 ENDED DECEMBER 31,
                                                  -----------------------------------------------
                                                      2002               2001            2000*
                                                  --------------      ------------     ----------
Net asset value, beginning of period or year              $6.96             $8.74         $10.00
                                                  --------------      ------------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.04              0.04           0.03
Net realized and unrealized loss
   on investment transactions                             (1.70)            (1.65)         (0.86)
                                                  --------------      ------------     ----------
   Total from investment operations                       (1.66)            (1.61)         (0.83)
                                                  --------------      ------------     ----------
LESS DISTRIBUTIONS:
Dividend from net investment income                       (0.04)            (0.05)         (0.03)
Distribution from net realized gains                       0.00              0.00           0.00
Return of capital                                          0.00             (0.12)         (0.40)
                                                  --------------      ------------     ----------
   Total distributions                                    (0.04)            (0.17)         (0.43)
                                                  --------------      ------------     ----------
Net asset value, end of period or year                    $5.26             $6.96          $8.74
                                                  ==============      ============     ==========
   Total return                                         (23.86%)          (18.62%)        (8.38%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)        $11,397           $20,165        $30,099
                                                  ==============      ============     ==========
Ratio of expenses to average net assets                   0.91% (c)         0.91% (c)      0.81% (a)
                                                  ==============      ============     ==========
Ratio of net investment income
   to average net assets                                  0.54% (c)         0.56% (c)      0.36% (a)
                                                  ==============      ============     ==========
Portfolio turnover rate                                  102.9%            145.9%          91.6%
                                                  ==============      ============     ==========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

**   PRIOR TO MAY 1, 2002, THE CORE EQUITY FUND WAS NAMED GROWTH AND INCOME
     FUND.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.92%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.53% AND 0.55%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001.

THE INDEX 500 FUND
For a Share Outstanding During the Year

                                                                   YEAR OR PERIOD
                                                                  ENDED DECEMBER 31,
                                                  -----------------------------------------------
                                                      2002               2001            2000*
                                                  --------------      ------------     ----------
Net asset value, beginning of period or year              $7.90             $9.08         $10.00
                                                  --------------      ------------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.09              0.09           0.07
Net realized and unrealized loss
   on investment transactions                             (1.85)            (1.18)         (0.91)
                                                  --------------      ------------     ----------
   Total from investment operations                       (1.76)            (1.09)         (0.84)
                                                  --------------      ------------     ----------
LESS DISTRIBUTIONS:
Dividend from net investment income                       (0.09)            (0.09)         (0.07)
Return of capital                                          0.00              0.00          (0.01)
                                                  --------------      ------------     ----------
   Total distributions                                    (0.09)            (0.09)         (0.08)
                                                  --------------      ------------     ----------
Net asset value, end of period or year                    $6.05             $7.90          $9.08
                                                  ==============      ============     ==========
   Total return                                         (22.28%)          (11.98%)        (8.40%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)       $174,429          $202,902       $213,398
                                                  ==============      ============     ==========
Ratio of expenses to average net assets                   0.25% (c)         0.25% (c)      0.25% (a)(c)
                                                  ==============      ============     ==========
Ratio of net investment income
   to average net assets                                  1.35% (c)         1.17% (c)      1.08% (a)(c)
                                                  ==============      ============     ==========
Portfolio turnover rate                                    3.4%              1.2%           2.7%
                                                  ==============      ============     ==========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.36%, 0.39% AND 0.37%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.24%, 1.02% AND 0.97%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001 AND THE PERIOD ENDED DECEMBER 31, 2000.

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                       YEAR OR PERIOD
                                                                      ENDED DECEMBER 31,
                                                    --------------------------------------------------
                                                         2002               2001              2000*
                                                    ---------------      ------------       ----------
Net asset value, beginning of period or year                 $6.29             $8.75           $10.00
                                                    ---------------      ------------       ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.03)            (0.05)           (0.03)
Net realized and unrealized loss
   on investment transactions                                (2.02)            (2.41)           (1.22)
                                                    ---------------      ------------       ----------
   Total from investment operations                          (2.05)            (2.46)           (1.25)
                                                    ---------------      ------------       ----------
LESS DISTRIBUTIONS:
Distribution from net realized gains                          0.00              0.00             0.00
                                                    ---------------      ------------       ----------
Net asset value, end of period or year                       $4.24             $6.29            $8.75
                                                    ===============      ============       ==========
   Total return                                            (32.59%)          (28.11%)         (12.50%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)           $34,424           $45,434          $54,805
                                                    ===============      ============       ==========
Ratio of expenses to average net assets                      0.99% (c)         1.00% (c)        1.00% (a) (c)
                                                    ===============      ============       ==========
Ratio of net investment loss
   to average net assets                                    (0.57%)(c)        (0.70%)(c)       (0.60%)(a) (c)
                                                    ===============      ============       ==========
Portfolio turnover rate                                     230.4%            327.4%           202.5%
                                                    ===============      ============       ==========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.05%, 1.09% AND 1.08%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.63%), (0.81%) AND (0.68%), RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002, AND DECEMBER 31, 2001 AND THE PERIOD ENDED DECEMBER 31, 2000.

THE MID CAP VALUE FUND
For a Share Outstanding During the Year

                                                                     YEAR OR PERIOD
                                                                    ENDED DECEMBER 31,
                                                    --------------------------------------------------
                                                         2002               2001              2000*
                                                    ---------------      ------------       ----------
Net asset value, beginning of period or year                $10.83            $11.92           $10.00
                                                    ---------------      ------------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                         0.06              0.07             0.03
Net realized and unrealized gain (loss)
   on investment transactions                                (1.08)            (0.45)            2.37
                                                    ---------------      ------------       ----------
   Total from investment operations                          (1.02)            (0.38)            2.40
                                                    ---------------      ------------       ----------
LESS DISTRIBUTIONS:
Dividend from net investment income                          (0.06)            (0.07)           (0.03)
Distribution from net realized gains                          0.00             (0.64)           (0.45)
                                                    ---------------      ------------       ----------
   Total distributions                                       (0.06)            (0.71)           (0.48)
                                                    ---------------      ------------       ----------
Net asset value, end of period or year                       $9.75            $10.83           $11.92
                                                    ===============      ============       ==========
   Total return                                             (9.42%)           (3.17%)          23.99% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)           $58,330           $61,633          $59,538
                                                    ===============      ============       ==========
Ratio of expenses to average net assets                      0.85%             0.89%            0.90% (a)
                                                    ===============      ============       ==========
Ratio of net investment income
   to average net assets                                     0.55%             0.70%            0.38% (a)
                                                    ===============      ============       ==========
Portfolio turnover rate                                      91.4%            222.2%           213.0%
                                                    ===============      ============       ==========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

THE LARGE CAP GROWTH FUND
For a Share Outstanding During the Year

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                             2002*
                                                        ----------------
Net asset value, beginning of period or year                     $10.00
                                                        ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.03
Net realized and unrealized loss
   on investment transactions                                     (1.59)
                                                        ----------------
   Total from investment operations                               (1.56)
                                                        ----------------
LESS DISTRIBUTIONS:
Dividend from net investment income                               (0.03)
                                                        ----------------
Net asset value, end of period or year                            $8.41
                                                        ================
   Total return                                                 (15.60%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                 $5,090
                                                        ================
Ratio of expenses to average net assets                           0.98% (a) (c)
                                                        ================
Ratio of net investment income
   to average net assets                                          0.70% (a) (c)
                                                        ================
Portfolio turnover rate                                           34.6%
                                                        ================

--------------------------------------------------
* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.11%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.43)% FOR THE PERIOD ENDED DECEMBER 31, 2002.

THE STRATEGIC VALUE FUND
For a Share Outstanding During the Year

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                             2002*
                                                        ----------------
Net asset value, beginning of period or year                     $10.00
                                                        ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.03
Net realized and unrealized loss
   on investment transactions                                     (1.46)
                                                        ----------------
   Total from investment operations                               (1.43)
                                                        ----------------
LESS DISTRIBUTIONS:
Dividend from net investment income                               (0.03)
                                                        ----------------
Net asset value, end of period or year                            $8.54
                                                        ================
   Total return                                                 (14.25%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                 $7,417
                                                        ================
Ratio of expenses to average net assets                           1.24% (a) (c)
                                                        ================
Ratio of net investment income
   to average net assets                                          0.82% (a) (c)
                                                        ================
Portfolio turnover rate                                           20.6%
                                                        ================

--------------------------------------------------

* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.24%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.18%) FOR THE PERIOD ENDED DECEMBER 31,2002.

REIT FUND
For a Share Outstanding During the Year

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                             2002*
                                                        ----------------
Net asset value, beginning of period or year                     $10.00
                                                        ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.25
Net realized and unrealized loss
   on investment transactions                                     (1.01)
                                                        ----------------
   Total from investment operations                               (0.76)
                                                        ----------------
LESS DISTRIBUTIONS:
Dividend from net investment income                               (0.24)
                                                        ----------------
Net asset value, end of period or year                            $9.00
                                                        ================
   Total return                                                  (7.55%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                 $5,507
                                                        ================
Ratio of expenses to average net assets                           1.22% (a) (c)
                                                        ================
Ratio of net investment income
   to average net assets                                          5.31% (a) (c)
                                                        ================
Portfolio turnover rate                                           45.4%
                                                        ================

--------------------------------------------------

* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.25%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.28% FOR THE PERIOD ENDED DECEMBER 31, 2002.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002

1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. ("Penn Series") was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds (the "Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in three additional funds. The Fund would have its own investment objective and policy. Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:

    MONEY MARKET FUND -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the "Board") has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, LARGE CAP VALUE, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAP VALUE, EMERGING GROWTH, LIMITED MATURITY BOND, CORE EQUITY, INDEX 500, MID CAP GROWTH, MID CAP VALUE, LARGE CAP GROWTH, STRATEGIC VALUE AND REIT FUNDS-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends from investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

    The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund and the Index 500 Fund have entered into futures contracts during the year ended December 31, 2002. Open futures contracts held by the Index 500 Fund at December 31, 2002 were as follows:

                FUTURES      EXPIRATION          UNIT        CLOSING    CURRENT VALUE
  TYPES         CONTRACT        DATE       (@250 PER UNIT)    PRICE     (IN THOUSANDS)
  -----         --------        ----       ---------------    -----     --------------
Buy/Long     S&P 500 Index    3/21/03            41          $878.90      $9,009

    OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed, are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. No call contracts were open as of December 31, 2002.

    FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2002. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2002 were as follows:

                                                                                                                     UNREALIZED
                                                   FOREIGN                            U.S.              U.S.          FOREIGN
                                                  CURRENCY                          CONTRACT          CONTRACT        EXCHANGE
          FORWARD FOREIGN        EXPIRATION       CONTRACT          FORWARD          AMOUNT           VALUE          GAIN/LOSS
              CURRENCY              DATE           (000S)             RATE           (000S)            (000S)          (000S)
         -------------------     -----------    --------------     -----------    --------------     -----------    -------------
Buy      Swiss Franc              02/10/03              7,800         1.38151            $5,245          $5,646             $401
Buy      Swiss Franc              04/17/03              4,700         1.37951             3,270           3,407              137
Buy      European Currency        02/10/03             14,800         0.95465            14,619          15,503              884
Buy      British Pound            02/10/03             11,000         0.62298            16,893          17,657              764
Buy      British Pound            04/17/03              5,700         0.62589             8,983           9,107              124
Buy      Japanese Yen             02/10/03            450,000       118.48341             3,748           3,798               50
Sell     Swiss Franc              02/10/03              7,800         1.38151             5,189           5,646            (457)
Sell     Swiss Franc              04/17/03              4,700         1.37951             3,153           3,407            (254)
Sell     European Currency        02/10/03              3,600         0.95465             3,479           3,771            (292)
Sell     European Currency        02/10/03             11,200         0.95465            10,725          11,732          (1,007)
Sell     British Pound            02/10/03             11,000         0.62298            16,725          17,657            (932)
Sell     British Pound            04/17/03              5,700         0.62589             8,747           9,107            (360)
Sell     Japanese Yen             02/10/03            450,000       118.48341             3,753           3,798             (45)

                                                                    Net unrealized foreign exchange depreciation          ($987)
                                                                                                                          ======

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

    Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of the Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments ("RSI") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSI on April 26, 1998. As sub-adviser, RSI provides investment management services to the Fund.

    Franklin Templeton Investments ("Franklin Advisers") is sub-adviser to the Large Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Franklin Advisers on May 1, 2002. As sub-adviser, Franklin Advisers provides investment management services to the Fund.

    Lord Abbett & Co. ("Lord Abbett") is sub-adviser to the Strategic Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Lord Abbett on May 1, 2002. As sub-adviser, Lord Abbett provides investment management services to the Fund.

    Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Heitman on May 1, 2002. As sub-adviser, Heitman provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value
Fund: 0.72% and REIT Fund: 0.70%.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES

   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON

    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly

Managed: 1.00%; International Equity: 1.50%; Small Cap Value: 1.15%; Emerging
Growth: 1.15%; Limited Maturity Bond: 0.90%; Core Equity: 1.00%; Index 500:
0.40%; Mid Cap Growth: 1.00%; Mid Cap Value: 1.00%; Large Cap Growth: 1.00%; Strategic Value: 1.25% and REIT: 1.25%. At December 31, 2002, the following receivables from affiliates, related to fee waivers, were reflected as other assets in the respective Funds' financial statements:

FUND                                    RECEIVABLE
Large Cap Growth Fund                    $24,616
Strategic Value Fund                      29,114
REIT Fund                                 23,899

    Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2002. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

    Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of December 31, 2002.

FUND                          ASSETS
Money Market Fund             $5,278,435
Quality Bond Fund             28,533,056
High Yield Bond Fund             117,404
Growth Equity Fund            15,218,195
Large Cap Value Fund          10,724,732
Flexibly Managed Fund         17,342,982
International Equity Fund     12,727,354
Small Cap Value Fund           3,605,882
Emerging Growth Fund           2,739,857
Core Equity Fund               8,332,883
Index 500 Fund                10,898,168
Mid Cap Growth Fund            1,547,891
Strategic Value Fund             155,710
REIT Fund                         87,743

PAYMENTS MADE BY AFFILIATES

    The subadvisor of the Flexibly Managed Fund reimbursed the Fund for losses on investment transactions during the year. The reimbursement resulted from a failure to execute a voluntary corporate action on a timely basis and amounted to $453,019.

5 -- CAPITAL STOCK

    At December 31, 2002, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

5 - CAPITAL STOCK

(SHARE AMOUNTS IN THOUSANDS)

CLASS                                     PAR VALUE      NUMBER OF
                                                         SHARES
Money Market Fund Common Stock              $0.1000        500,000
Quality Bond Fund Common Stock               0.1000        250,000
High Yield Bond Fund Common Stock            0.1000        250,000
Growth Equity Fund Common Stock              0.1000        250,000
Large Cap Value Fund Common Stock            0.1000        250,000
Flexibly Managed Fund Common Stock           0.1000        250,000
International Equity Fund Common Stock       0.1000        250,000
Small Cap Value Fund Common Stock            0.1000        250,000
Emerging Growth Fund Common Stock            0.1000        250,000
Limited Maturity Bond Fund Common Stock      0.0001        250,000
Core Equity Fund Common Stock                0.0001        250,000
Index 500 Fund Common Stock                  0.0001        250,000
Mid Cap Growth Fund Common Stock             0.0001        250,000
Mid Cap Value Fund Common Stock              0.0001        250,000
Large Cap Growth Fund Common Stock           0.0001        250,000
Strategic Value Fund Common Stock            0.0001        250,000
REIT Fund Common Stock                       0.0001        250,000
Class D Common Stock                         0.0001        250,000
Class E Common Stock                         0.0001        250,000
Class F Common Stock                         0.0001        250,000

Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(SHARE AND DOLLAR AMOUNTS IN THOUSANDS)

                                                THE YEAR OR PERIOD ENDED DECEMBER 31, 2002:
                              -----------------------------------------------------------------------------
                                    RECEIVED FOR               SHARES ISSUED FOR            PAID FOR
                                    SHARES SOLD                  REINVESTMENT            SHARES REDEEMED
                                    -----------                  ------------            ---------------
                               SHARES         AMOUNT       SHARES        AMOUNT       SHARES         AMOUNT
                               ------         ------       ------        ------       ------         ------
Money Market Fund             383,842       $383,842        2,297        $2,297      365,120       $365,120
Quality Bond Fund               5,301         55,942        1,573        16,390        3,896         41,032
High Yield Bond Fund            3,260         23,722        1,714        11,984        4,003         29,211
Growth Equity Fund              1,127         13,903            3            48        3,085         38,483
Large Cap Value Fund            1,746         27,389          968        15,080        2,936         45,049
Flexibly Managed Fund           5,138        106,432        4,095        79,341        5,025        100,539
International Equity Fund      21,363        238,791          242         2,810       22,335        251,799
Small Cap Value Fund            2,098         29,057          728         8,545        1,829         23,440
Emerging Growth Fund            1,752         26,057            -             -        2,150         30,650
Limited Maturity Bond Fund      3,376         36,208          182         1,918        1,321         14,166
Core Equity Fund  *               169          1,029           36           222          934          5,726
Index 500 Fund                  8,535         59,673          718         4,909        6,132         41,480
Mid Cap Growth Fund             2,564         12,899            -             -        1,674          8,212
Mid Cap Value Fund              1,188         12,699          410         4,398        1,303         13,215
Large Cap Growth Fund +           704          6,509            2            18          101            852
Strategic Value Fund +            969          8,838            3            29          104            867
REIT Fund +                       718          6,802           16           140          122          1,079

                                                      THE YEAR ENDED DECEMBER 31, 2001:
                              -----------------------------------------------------------------------------
                                    RECEIVED FOR               SHARES ISSUED FOR            PAID FOR
                                    SHARES SOLD                  REINVESTMENT            SHARES REDEEMED
                                    -----------                  ------------            ---------------
                               SHARES         AMOUNT       SHARES        AMOUNT       SHARES         AMOUNT
                               ------         ------       ------        ------       ------         ------
Money Market Fund             328,136       $328,136        4,656        $4,656      298,433       $298,433
Quality Bond Fund               4,870         53,038          640         6,606        2,917         31,557
High Yield Bond Fund            2,999         23,579          837         6,236        2,346         18,451
Growth Equity Fund              1,589         26,591        3,331        67,249        3,229         52,869
Large Cap Value Fund            1,753         30,903        2,059        37,214        2,376         41,590
Flexibly Managed Fund           3,976         83,059        1,601        31,684        3,582         74,799
International Equity Fund       6,288         84,127        1,757        29,237        7,134         94,820
Small Cap Value Fund            2,148         29,629          556         7,142          957         13,024
Emerging Growth Fund            1,534         30,544        1,179        28,914        1,628         32,966
Limited Maturity Bond Fund        934          9,940           63           635          297          3,132
Core Equity Fund *                187          1,389          218         1,884          953          6,890
Index 500 Fund                  7,025         57,662          206         1,875        5,040         41,467
Mid Cap Growth Fund             2,708         18,284            -             -        1,748         11,529
Mid Cap Value Fund              1,745         19,808          203         2,417        1,253         13,963

*    Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
     Fund.

+ For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

6 -- COMPONENTS OF NET ASSETS
     (Dollar Amounts in Thousands)

At December 31, 2002, Net Assets consisted of the following:

                                                                       MONEY        QUALITY    HIGH     GROWTH   LARGE CAP  FLEXIBLY
                                                                       MARKET        BOND      YIELD    EQUITY     VALUE    MANAGED
                                                                        FUND         FUND    BOND FUND   FUND       FUND      FUND
                                                                     ------------- --------- --------- --------- --------- ---------
Capital paid in                                                          $149,429  $153,748   $82,722  $255,113  $217,392  $490,733
Undistributed net investment income (loss)                                      -        12       (28)        -        38       216
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                                             -       612   (14,553) (147,744)  (16,692)   (1,912)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items                          -     1,834    (4,929)   (4,951)  (12,492)   37,532
                                                                     ------------- --------- --------- --------- --------- ---------
                         Total Net Assets                                $149,429  $156,206   $63,212  $102,418  $188,246  $526,569
                                                                     ============= ========= ========= ========= ========= =========

                                                                     INTERNATIONAL SMALL CAP EMERGING   LIMITED     CORE    INDEX
                                                                         EQUITY      VALUE    GROWTH   MATURITY    EQUITY    500
                                                                          FUND       FUND      FUND    BOND FUND    FUND*    FUND
                                                                     ------------- --------- --------- --------- --------- ---------
Capital paid in                                                          $144,206   $95,487  $172,647   $42,158   $24,548  $276,224
Undistributed net investment income (loss)                                    246         -         -         6         -        10
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                                       (36,974)   (1,897)  (98,716)       35   (12,615)  (14,961)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items                     (2,833)  (16,099)      750       742      (536)  (86,844)
                                                                     ------------- --------- --------- --------- --------- ---------
                         Total Net Assets                                $104,645   $77,491   $74,681   $42,941   $11,397  $174,429
                                                                     ============= ========= ========= ========= ========= =========

                                                                        MID CAP     MID CAP  LARGE CAP STRATEGIC
                                                                         GROWTH      VALUE    GROWTH     VALUE      REIT
                                                                          FUND       FUND      FUND+     FUND+      FUND+
                                                                     ------------- --------- --------- --------- ---------
Capital paid in                                                           $74,758   $62,135    $5,675    $7,999    $5,863
Undistributed net investment income (loss)                                      -         -         -         -         4
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                                       (40,895)   (1,356)     (167)     (145)     (119)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items                        561    (2,449)     (418)     (437)     (241)
                                                                     ------------- --------- --------- --------- ---------
                         Total Net Assets                                 $34,424   $58,330    $5,090    $7,417    $5,507
                                                                     ============= ========= ========= ========= =========

7 -- PURCHASES AND SALES OF INVESTMENTS
     (Dollar Amounts in Thousands)

During the year ended December 31, 2002, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:

                                PURCHASES      SALES
                               ----------   ----------
Quality Bond Fund               $104,793      $87,710
High Yield Bond Fund              49,611       44,050
Growth Equity Fund             1,023,932    1,064,432
Large Cap Value Fund              81,817       95,341
Flexibly Managed Fund            207,620      104,334
International Equity Fund        120,474      133,617
Small Cap Value Fund              50,692       45,801
Emerging Growth Fund             156,373      164,869
Limited Maturity Bond Fund        12,597        6,117
Core Equity Fund *                15,181       20,269
Index 500 Fund                    28,170        5,889
Mid Cap Growth Fund               91,497       87,869
Mid Cap Value Fund                58,338       56,777
Large Cap Growth Fund +            6,675        1,216
Strategic Value Fund +             8,539        1,037
REIT Fund +                        7,495        1,884

8 -- SECURITIES LOANS

Each portfolio Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Lending securities involves certain risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

At December 31, 2002, securities lending activities are summarized as follows:

                              MARKET VALUE OF
PORTFOLIO                    SECURITIES ON LOAN    MARKET VALUE OF COLLATERAL    INCOME FROM LENDING#
---------                    ------------------    --------------------------    --------------------
International Equity Fund            $6,494,400                    $6,921,100                  $2,098
Small Cap Value Fund                  1,914,872                     2,226,500                  30,861
Emerging Growth Fund                 21,087,349                    21,937,760                  89,563
Mid Cap Growth Fund                  13,438,712                    14,021,431                  24,663
Mid Cap Value Fund                   21,931,311                    22,632,227                  31,515

----------------------------------------------

*    Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
     Fund.

+ For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

# Income earned for the period is included in interest income on the Statement of Operations.

At December 31, 2002, the securities on loan were collateralized by the following:

                                                                   INTERNATIONAL  SMALL CAP    EMERGING      MID CAP       MID CAP
                                                                      EQUITY        VALUE       GROWTH       GROWTH         VALUE
                                                                       FUND         FUND         FUND         FUND          FUND
                                                                   -------------  ----------  -----------  ------------  -----------
American Express FRN, 1.42125% due 12/12/2003                        $         -  $        -  $   150,662  $   868,274   $   509,233
Bank Brussels Lambert TD, 1.75% due 1/2/2003                                   -           -            -      540,622             -
Bear Stearns FRN, 1.93% due 1/15/2003                                          -           -            -      376,447       940,392
Bear Stearns FRN, 1.9625% due 1/15/2003                                        -           -            -      153,315
Bear Stearns FRN, 1.90% due 1/16/2003                                          -           -            -      433,631     2,377,941
Bear Stearns FRN, 1.38% due 1/16/2003                                          -           -            -            -       672,167
Black Rock Institutional Money Market Trust, 1.430712% due 1/2/2003    6,921,100   2,147,200   15,847,481    7,098,366    10,098,268
Canadian Imperial Bank TD, 0.75% due 1/2/2003                                  -           -       12,776        7,136        45,426
Concorde Minutemen CP, 1.40% due 1/16/2003                                     -      76,657    1,743,398            -     1,485,529
Credit Suisse TD, 1.75% due 1/2/2003                                           -           -      305,623      635,274       141,567
Crown Point Capital CP, 1.39% due 1/10/2003                                    -           -            -      226,209             -
Dresdner Bank FRN, 1.775% due 10/6/2003                                        -           -      295,809      463,726             -
Lexington Parker Capital CP, 1.39% due 1/15/2003                               -           -      559,104      225,542             -
Merrill Lynch MTN, 1.38% due 1/27/2003                                         -           -    1,403,952    1,158,953     1,193,931
Morgan Stanley FRN, 1.955% due 4/15/2003                                       -           -       49,488      342,020       321,500
Morgan Stanley FRN, 1.92% due 4/25/2003                                        -           -            -            -       698,054
Mortgage Interest CP, 1.42% due 1/13/2003                                      -           -            -          403             -
National City Bank FRN, 1.695% due 3/5/2003                                    -           -            -      702,098       721,550
National City Bank FRN, 1.58625% due 11/10/2003                                -           -      882,985       85,999     1,863,109
National Rural Utilities CP, 1.41% due 1/14/2003                               -           -            -      240,004             -
Royal Bank of Canada TD, 1.21875% due 1/2/2003                                 -           -      306,098      204,386       356,027
Royal Bank of Canada TD, 1.28125% due 1/2/2003                                 -           -       26,774       59,600             -
UBS Warburg RP, 1.11% due 1/2/2003                                             -       2,643      128,786      199,426       408,159
Wyeth CP, 1.75% due 1/22/2003                                                  -           -      224,824            -       799,374
                                                                   -------------  ----------  -----------  ------------  -----------
                                                                     $ 6,921,100  $2,226,500  $21,937,760  $14,021,431   $22,632,227
                                                                   =============  ==========  ===========  ============  ===========

9 -- FEES PAID INDIRECTLY

    Certain subadvisors have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker have been recaptured by the Funds. The recaptured commissions for the year ended December 31, 2002 were as follows:

PORTFOLIO                        OVERALL REDUCTION
---------                        -----------------
Growth Equity Fund                         $72,700
Large Cap Value Fund                        53,592
Flexibly Managed Fund                       54,824
International Equity Fund                   51,480
Mid Cap Growth Fund                         43,278
Mid Cap Value Fund                          61,991

10 -- CREDIT AND MARKET RISK

    The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 -- CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                      HIGH YIELD           GROWTH           LARGE CAP        INTERNATIONAL       EMERGING            CORE
                         BOND              EQUITY             VALUE              EQUITY           GROWTH            EQUITY
                         FUND               FUND              FUND                FUND             FUND              FUND*
                     --------------------------------------------------------------------------------------------------------
2003                 $ 1,052,436        $          -       $         -        $         -       $         -       $         -
2004                     525,647                   -                 -                  -                 -                 -
2005                           -                   -                 -                  -                 -                 -
2006                      14,558                   -                 -                  -                 -                 -
2007                     861,638                   -                 -                  -                 -                 -
2008                   2,950,490                   -                 -                  -                 -                 -
2009                   5,142,678          92,631,905                 -         20,880,982        57,329,514         9,432,384
2010                   3,195,102          46,865,978        11,485,783         15,632,139        35,616,716         2,781,519
                     --------------------------------------------------------------------------------------------------------
  Total              $13,742,549        $139,497,883       $11,485,783        $36,513,121       $92,946,230       $12,213,903

                        INDEX              MID CAP             MID CAP          LARGE CAP          STRATEGIC
                         500               GROWTH               VALUE             GROWTH             VALUE              REIT
                        FUND                FUND                FUND               FUND              FUND               FUND
2003                 $         -         $         -          $      -        $         -           $     -           $     -
2004                           -                   -                 -                  -                 -                 -
2005                           -                   -                 -                  -                 -                 -
2006                           -                   -                 -                  -                 -                 -
2007                           -                   -                 -                  -                 -                 -
2008                           -                   -                 -                  -                 -                 -
2009                   3,345,720          28,105,573                 -                  -                 -                 -
2010                  11,240,603          12,118,765           793,874            111,705            33,254            41,625
                     --------------------------------------------------------------------------------------------------------
  Total              $14,586,323        $ 40,224,338          $793,874       $    111,705           $33,254           $41,625

*    Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
     Fund.

PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2002

12 -- TAX CHARACTER OF DISTRIBUTIONS

The tax character of distributions paid during the        MONEY    QUALITY    HIGH YIELD       GROWTH       LARGE CAP     FLEXIBLY
  fiscal year ended December 31, 2002 were as follows:   MARKET      BOND        BOND          EQUITY         VALUE       MANAGED
                                                          FUND       FUND        FUND           FUND           FUND         FUND
                                                       ---------- ---------- ------------  -------------  ------------- ------------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                                      $2,240,415 $6,223,748  $6,022,189    $         -     $3,236,998  $14,599,413
  Net long-term capital gains                                   -          -           -              -      2,806,117   23,254,387
                                                       ---------- ---------- ------------  -------------  ------------- ------------
TOTAL TAXABLE DISTRIBUTIONS                             2,240,415  6,223,748   6,022,189              -      6,043,115   37,853,800
  Tax return of capital                                         -          -         504              -              -            -
                                                       ---------- ---------- ------------  -------------  ------------- ------------
TOTAL DISTRIBUTIONS PAID                               $2,240,415 $6,223,748  $6,022,693    $         -     $6,043,115  $37,853,800
                                                       ========== ========== ============  =============  ============= ============

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                        $        -   $218,209  $        -    $         -        $38,776    $ 216,043
  Undistributed long-term capital gains                         -    406,230           -              -              -            -
                                                       ---------- ---------- ------------  -------------  ------------- ------------
ACCUMULATED EARNINGS                                            -    624,439           -              -         38,776      216,043
  Accumulated capital and other losses                          -          - (14,522,275)  (144,732,004)   (14,650,250)    (324,813)
  Unrealized appreciation/(depreciation)*                       -  1,833,981  (4,987,575)    (7,962,771)   (14,534,658)  35,945,038
                                                       ---------- ---------- ------------  -------------  ------------- ------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                   $        - $2,458,420 ($19,509,850) ($152,694,775) ($29,146,132) $35,836,268
                                                       ========== ========== ============  =============  ============= ============

The tax character of distributions         INTERNATIONAL    SMALL CAP      EMERGING         LIMITED         CORE          INDEX
  paid during the fiscal year                  EQUITY         VALUE         GROWTH       MATURITY BOND     EQUITY          500
  ended December 31, 2002 were as follows:      FUND           FUND          FUND            FUND          FUND**          FUND
                                            ------------  -------------  ------------   -------------  -------------  -------------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                           $   155,302   $    407,841   $         -      $1,043,401   $     84,739   $  2,557,648
  Net long-term capital gains                         -      5,906,624             -         100,320              -              -
                                            ------------  -------------  ------------   -------------  -------------  -------------
TOTAL TAXABLE DISTRIBUTIONS                     155,302      6,314,465             -       1,143,721         84,739      2,557,648
  Tax return of capital                               -              -             -               -              -              -
                                            ------------  -------------  ------------   -------------  -------------  -------------
TOTAL DISTRIBUTIONS PAID                    $   155,302   $  6,314,465   $         -      $1,143,721   $     84,739   $  2,557,648
                                            ============  =============  ============   =============  =============  =============

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income             $         -   $     14,550   $         -      $   41,658   $         14   $      9,714
  Undistributed long-term capital gains               -              -             -               -              -              -
                                            ------------  -------------  ------------   -------------  -------------  -------------
ACCUMULATED EARNINGS                                  -         14,550             -          41,658             14          9,714
  Accumulated capital and other losses      (37,459,072)      (737,328)  (94,496,034)              -    (12,379,133)   (14,679,645)
  Unrealized appreciation/(depreciation)*    (2,102,724)   (17,273,017)   (3,470,113)        741,524       (772,600)   (87,125,754)
                                            ------------  -------------  ------------   -------------  -------------  -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)        ($39,561,796) ($17,995,795)  ($97,966,147)    $  783,182   ($13,151,719)  ($101,795,685)
                                            ============  =============  ============   =============  =============  =============

The tax character of distributions paid during the fiscal       MID CAP        MID CAP    LARGE CAP     STRATEGIC
  year ended December 31, 2002 were as follows:                 GROWTH          VALUE      GROWTH         VALUE         REIT
                                                                 FUND            FUND       FUND           FUND         FUND
                                                              ------------  ------------  ----------   -----------  -----------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                                              $        -   $   354,626   $  17,683     $  28,200    $ 139,985
  Net long-term capital gains                                           -             -           -             -            -
                                                              ------------  ------------  ----------   -----------  -----------
TOTAL TAXABLE DISTRIBUTIONS                                             -       354,626      17,683        28,200      139,985
  Tax return of capital                                                 -             4         266         1,368            -
                                                              ------------  ------------  ----------   -----------  -----------
TOTAL DISTRIBUTIONS PAID                                       $        -   $   354,630   $  17,949     $  29,568    $ 139,985
                                                              ============  ============  ==========   ===========  ===========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                $        -   $         -   $       -     $       -    $   4,405
  Undistributed long-term capital gains                                 -             -           -             -            -
                                                              ------------  ------------  ----------   -----------  -----------
ACCUMULATED EARNINGS                                                    -             -           -             -        4,405
  Accumulated capital and other losses                        (40,273,903)   (1,056,319)   (140,425)      (81,804)     (46,902)
  Unrealized appreciation/(depreciation)*                         (60,233)   (2,748,669)   (444,876)     (499,720)    (313,278)
                                                              ------------  ------------  ----------   -----------  -----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                          ($40,334,136) ($3,804,988)  ($585,301)    ($581,524)   ($355,775)
                                                              ============  ============  ==========   ===========  ===========

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

** Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.

The tax character of distributions paid         MONEY        QUALITY      HIGH YIELD        GROWTH       LARGE CAP       FLEXIBLY
  during the fiscal year ended                 MARKET          BOND          BOND           EQUITY         VALUE         MANAGED
  December 31, 2001 were as follows:            FUND           FUND          FUND            FUND           FUND           FUND
                                             ------------  -------------  ------------   -------------  -------------  -------------
DISTRIBUTIONS PAID FROM 2001:
  Ordinary Income                             $4,341,006     $9,655,090    $5,961,607         $34,809     $6,791,129    $20,183,161
  Net long-term capital gains                          -        511,261             -               -      2,296,784     21,767,964
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL TAXABLE DISTRIBUTIONS                    4,341,006     10,166,351     5,961,607          34,809      9,087,913     41,951,125
  Tax return of capital                                -              -             -          13,030              -              -
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL DISTRIBUTIONS PAID                      $4,341,006    $10,166,351    $5,961,607         $47,839     $9,087,913    $41,951,125
                                             ============  =============  ============   =============  =============  =============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                      $ -       $257,663       $48,542             $ -            $ -       $255,695
  Undistributed long-term capital gains                -              -             -               -      2,806,117        204,148
                                             ------------  -------------  ------------   -------------  -------------  -------------
ACCUMULATED EARNINGS                                   -        257,663        48,542               -      2,806,117        459,843
  Accumulated capital and other losses            (1,837)      (588,475)  (11,180,275)   (102,518,099)    (2,863,157)      (204,148)
  Unrealized appreciation/(depreciation)*              -      1,451,613    (4,565,977)      9,274,901     12,613,529     74,618,893
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)             ($1,837)    $1,120,801   ($15,697,710)  ($93,243,198)   $12,556,489    $74,874,588
                                             ============  =============  ============   =============  =============  =============

The tax character of distributions paid      INTERNATIONAL  SMALL CAP      EMERGING        LIMITED          CORE          INDEX
  during the fiscal year ended                 EQUITY         VALUE         GROWTH       MATURITY BOND     EQUITY          500
  December 31, 2001 were as follows:            FUND           FUND          FUND            FUND         FUND **          FUND
                                             ------------  -------------  ------------   -------------  -------------  -------------
DISTRIBUTIONS PAID FROM 2001:
  Ordinary Income                             $2,655,114     $1,698,886       $30,444        $773,885       $136,208     $2,348,931
  Net long-term capital gains                          -      1,867,968             -             600              -              -
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL TAXABLE DISTRIBUTIONS                    2,655,114      3,566,854        30,444         774,485        136,208      2,348,931
  Tax return of capital                                -              -     2,818,144               -        432,292          2,417
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL DISTRIBUTIONS PAID                      $2,655,114     $3,566,854    $2,848,588        $774,485       $568,500     $2,351,348
                                             ============  =============  ============   =============  =============  =============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $155,302        $65,337           $ -         $33,574            $ -            $ -
  Undistributed long-term capital gains                -        689,316             -               -              -              -
                                             ------------  -------------  ------------   -------------  -------------  -------------
ACCUMULATED EARNINGS                             155,302        754,653             -          33,574              -              -
  Accumulated capital and other losses       (24,291,553)      (756,965)  (59,967,790)        (14,530)    (9,825,986)    (3,617,625)
  Unrealized appreciation/(depreciation)*     (6,865,371)     5,674,301    18,976,160         159,378        967,734    (46,603,308)
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         ($31,001,622)   $5,671,989   ($40,991,630)      $178,422    ($8,858,252)  ($50,220,933)
                                             ============  =============  ============   =============  =============  =============

The tax character of distributions paid        MID CAP       MID CAP
  during the fiscal year ended                 GROWTH         VALUE
  December 31, 2001 were as follows:            FUND           FUND
                                             ------------  -------------
DISTRIBUTIONS PAID FROM 2001:
  Ordinary Income                                    $ -     $3,241,906
  Net long-term capital gains                          -        801,834
                                             ------------  -------------
TOTAL TAXABLE DISTRIBUTIONS                            -      4,043,740
  Tax return of capital                                -              -
                                             ------------  -------------
TOTAL DISTRIBUTIONS PAID                             $ -     $4,043,740
                                             ============  =============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                      $ -            $ -
  Undistributed long-term capital gains                -              -
                                             ------------  -------------
ACCUMULATED EARNINGS                                   -              -
  Accumulated capital and other losses       (29,199,032)             -
  Unrealized appreciation/(depreciation)*      4,342,260     (3,380,050)
                                             ------------  -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         ($24,856,772)  ($3,380,050)
                                             ============  =============

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

** Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
PENN SERIES FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Emerging Growth Fund, Limited Maturity Bond Fund, Core Equity Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Growth Fund, Strategic Value Fund, and REIT Fund, or collectively, the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. as of December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 3, 2003

FUND MANAGEMENT (Unaudited)

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                 TERM OF                                           IN FUND
                                OFFICE AND                                         COMPLEX     OTHER TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND        LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN       DIRECTORSHIPS
POSITION(S) WITH TRUST         TIME SERVED         DURING PAST 5 YEARS            BY TRUSTEE    HELD BY TRUSTEE
----------------------         -----------         -------------------            ----------    ---------------
                                                  DISINTERESTED TRUSTEES
Eugene Bay, 5/8/37             Indefinite   Senior Pastor, Bryn Mawr                  17        N/A
121 Fishers Road                 term, 9    Presbyterian Church, Bryn Mawr, PA
Bryn Mawr, PA  19010              years
Director                         served

James S. Greene, 11/27/29      Indefinite   Retired; Vice President and               17        N/A
P.O. Box 3761                   term, 10    Director, International Raw
Vero Beach, FL  32964-3761        years     Materials, Inc., Philadelphia, PA
Director                         served     (commodities trading), prior to
                                            September 1990.

Charles E. Mather III,         Indefinite   Insurance Broker, Mather & Co. since      17        N/A
08/17/34                         term, 1    1960.
Public Ledger Building -       year served
Suite 630
150 South Independence Mall
West
Philadelphia, PA 19106
Director

M. Donald Wright, 6/30/35      Indefinite   President, M. Donald Wright               17        N/A
100 Chetwynd Drive              term, 14    Professional Corporation, Bryn Mawr,
Rosemont, PA  19010               years     PA (financial planning and
Director                         served     consulting); Director, Graduate
                                            School of Financial Services, The
                                            American College, since April 1991.

                                                   INTERESTED TRUSTEES

Robert E. Chappell, 9/13/44    Indefinite   Chairman of the Board and Chief           17        P.H. Glatfelter Co; Quaker
600 Dresher Road                 term, 4    Executive Officer (since December                   Chemical Corp.; South Chester
Horsham, PA  19044                years     1996), The Penn Mutual Life                         Tube Company
Director                         served     Insurance Company.

Larry Mast, 9/29/48            Indefinite   Executive Vice President (since           17        N/A
600 Dresher Road                 term, 4    January 1997), The Penn Mutual Life
Horsham, PA  19044                years     Insurance Company.
Director                         served

Daniel J. Toran, 1/30/48       Indefinite   President and Chief Operating             17        N/A
600 Dresher Road                 term, 4    Officer (since January 1997), The
Horsham, PA  19044                years     Penn Mutual Life Insurance Company.
Director                         served

                                              OFFICER(S) WHO ARE NOT TRUSTEES

Peter M. Sherman, 9/16/52      Indefinite   Chairman and President of                 17        N/A
600 Dresher Road                 term, 2    Independence Capital Management
Horsham, PA 19044                 years     Inc.; Executive Vice President and
President                        served     Chief Investment Officer (since
                                            1998), Senior Vice President and
                                            Chief Investment Officer (from 1996
                                            to 1998),  The Penn Mutual Life
                                            Insurance Company.

Richard F. Plush, 3/6/50       Indefinite   Vice President and Chief Actuary,         17        N/A
600 Dresher Road                 term, 5    The Penn Mutual Life Insurance
Horsham, PA  19044                years     Company (1973 to present).
Vice President                   served

C. Ronald Rubley, 9/27/38      Indefinite   Attorney, Morgan, Lewis & Bockius         17        N/A
1701 Market Street              term, 20    LLP, Philadelphia, PA (since January
Philadelphia, PA  19103           years     1996).
Secretary                        served

Steven M. Herzberg, 2/24/57    Indefinite   Assistant Vice President and              17        N/A
600 Dresher Road                 term, 7    Treasurer (since December 1997), The
Horsham, PA  19044                years     Penn Mutual Life Insurance Company.
Treasurer                        served

Ann M. Strootman, 6/29/62      Indefinite   Vice President and Controller (since      17        N/A
600 Dresher Road                 term, 4    January 1996), The Penn Mutual Life
Horsham, PA  19044                years     Insurance Company.
Controller                       served

J. Clay Luby, 7/19/63          Indefinite   Director, Variable Products               17        N/A
600 Dresher Road                 term, 1    Financial Reporting (since April
Horsham, PA  19044             year served  2002), The Penn Mutual Life
Assistant Controller                        Insurance Co.

Patricia M. Chiarlanza,        Indefinite   Assistant Treasurer (since May            17        N/A
11/14/65                         term, 2    2001), The Penn Mutual Life
600 Dresher Road                  years     Insurance Co.
Horsham, PA  19044               served
Assistant Treasurer

Laura M. Ritzko, 3/28/61       Indefinite   Secretary (since December 1996), The      17        N/A
600 Dresher Road                 term, 7    Penn Mutual Life Insurance Co.
Horsham, PA  19044                years
Assistant Secretary              served

ITEM 2. CODE OF ETHICS.

Not applicable to Annual Reports for the period ended December 31, 2002.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to Annual Reports for the period ended December 31, 2002.

ITEMS 4-8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

Not applicable to Annual Reports for the period ended December 31, 2002.

ITEM 10. EXHIBITS.

Exhibit 99. CERT Certification Required by Item 10(b) of Form N-CSR and certification required by section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

By    /s/ Peter M. Sherman
      ------------------------

      Peter M. Sherman
      President
      Penn Series Funds, Inc.

Date March 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By    /s/ Peter M. Sherman
      ------------------------

      Peter M. Sherman
      President, Penn Series Funds, Inc.

Date  March 5, 2003


By    /s/ Ann M. Strootman
      ------------------------

      Ann M. Strootman
      Controller, Penn Series Funds, Inc.

Date  March 5, 2003